UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22865

Forethought Variable Insurance Trust
(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300 Indianapolis, Indiana			46204
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		317-223-2703

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2019

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio (formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio)

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

After a difficult 2018 that saw many global equity markets finish in correction territory (a decline of greater than 10%), most markets recovered from those losses in 2019, posting strong double digit returns. Much of this correction and recovery straddled the calendar years, as illustrated by the S&P 500® declining -13.52% in the fourth quarter of 2018, followed by a recovery of 13.65% in the first quarter of 2019. Other global equity markets exhibited a similar decline and recovery. To put this into historical context, since 1950, quarterly returns of this magnitude have occurred less than 5% of the time. More recently, losses of this magnitude have not occurred since 2011 and recoveries of this magnitude have not occurred since 2009, when the market was recovering from the 2008 Financial Crisis. In fact, the S&P 500® return of 18.54% during the first half of 2019 represented its strongest such period since 1997.

During 2019, equity volatility and returns ebbed and flowed significantly on several occasions. The months of May, August, and October saw the most notable spikes in volatility, driven in each case by trade tensions between the U.S. and its major trading partners (primarily China and Mexico), U.S. economic data weakness, and discussions of impeachment. In each instance, the equity markets rebounded strongly in the days and weeks that followed, forming additional v-shaped markets that have appeared in recent years. While equity returns globally were strong in 2019, the U.S. generally led international.

Fixed income also performed well in 2019, driven primarily by the decline in yields resulting from the aforementioned concerns about trade, economic growth, and discussions of impeachment. As a result of these concerns, the U.S. Federal Reserve (the "Fed") lowered interest rates three times in 2019, after originally indicating that it would raise them twice during the period. These rate cuts come after four hikes in 2018. Looking ahead, the Fed indicated in its December 2019 comments that it does not foresee changing rates at all in 2020. U.S. bond yields dropped significantly during the year, with the U.S. 10-year Treasury yield falling from 2.69% to a low of 1.46% in September 2019, before rising to end the year at 1.80%. These sub-2.00% yield levels have not occurred since 2016 and are in stark contrast to the 3.24% yield level experienced in late 2018. This resulted in strong returns within U.S. High Yield, as represented by the ICE BofAML U.S. High Yield Index, and domestic investment grade bonds, as measured by the Bbg Barclays US Agg Bond Index.

From a commodity perspective, the S&P GSCI Index was also up significantly in 2019 following a difficult 2018. This was led by a rise of 25.59% in oil (as compared to down -10.87% in 2018) and an increase of 17.86% in gold (as compared to down -1.94% in 2018). The U.S. dollar was up marginally during the period.

For asset allocation funds, periods of significant fluctuations in both volatility and returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance during the period. The following pages contain Management's discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark[1]
Global Atlantic American Funds® Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic Balanced Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Conservative
Global Atlantic BlackRock Selects Managed Risk Portfolio[2]	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	S&P 500 Managed Risk Index – Moderate
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	S&P Global Managed Risk LargeMidCap Index – Conservative
Global Atlantic Growth Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive
Global Atlantic Moderate Growth Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic PIMCO Tactical Allocation Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate
Global Atlantic Select Advisor Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate
Global Atlantic Wellington Research Managed Risk Portfolio	S&P 500 Managed Risk Index – Moderate Conservative

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio's portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Global Managed Risk LargeMidCap Index – Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 50% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 20% to the underlying bond index.

S&P 500 Managed Risk Index – Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

S&P 500 Managed Risk Index – Moderate. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

1  Effective July 1, 2019, the Adviser changed the benchmark index applicable to each Portfolio to a benchmark that the Adviser believes better reflects the Portfolio's investment strategy.

2  Prior to May 1, 2019, the Portfolio was named Global Atlantic BlackRock Global Allocation Managed Risk Portfolio.

Bloomberg Barclays US Aggregate Bond Index ("Bbg Barc US Agg"). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody's and Standard and Poor's.

ICE BofA ML High Yield Cash Pay MV USI Index ("ICE BofAML US HY"). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

MSCI EAFE Total Return Index ("MSCI EAFE"). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index ("MSCI Emerg Mkts"). An index created by MSCI that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 24 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Russell 2000 Total Return Index ("Russell 2000"). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P MidCap 400 Total Return Index ("S&P MidCap 400"). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500® Total Return Index ("S&P 500®"). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index ("S&P GSCI"). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index. An index that indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

Table of Contents

Page
• Global Atlantic Portfolio Review and Portfolio of Investments
Global Atlantic American Funds® Managed Risk Portfolio	5 – 8
Global Atlantic Balanced Managed Risk Portfolio	9 – 11
Global Atlantic BlackRock Selects Managed Risk Portfolio (formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio)	12 – 15
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	16 – 28
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	29 – 31
Global Atlantic Growth Managed Risk Portfolio	32 – 35
Global Atlantic Moderate Growth Managed Risk Portfolio	36 – 39
Global Atlantic PIMCO Tactical Allocation Portfolio	40 – 46
Global Atlantic Select Advisor Managed Risk Portfolio	47 – 50
Global Atlantic Wellington Research Managed Risk Portfolio	51 – 66
• Financial Statements:
Statements of Assets and Liabilities	67 – 69
Statements of Operations	70 – 72
Statements of Changes in Net Assets	73 – 77
Financial Highlights	78 – 87
• Notes to Financial Statements	88 – 110
• Report of Independent Registered Accounting Firm	111
• Expense Examples	112 – 113
• Supplemental Information	114 – 116
• Trustee Table	117 – 120
• Privacy Notice	121 – 122
• Proxy Voting Policy	Back Cover
• Portfolio Holdings	Back Cover

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated ("Wilshire"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2019, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 16.72% compared to a benchmark return of 18.15%, a difference of -143 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio was impacted by both dynamic asset allocation tilts as well as manager selection during 2019. An overweight to U.S. value equities generally weighed on relative performance, though absolute returns from U.S. value equities were strong. Wilshire's overweight to U.S. value equities is driven by a combination of what Wilshire considers to be highly attractive relative valuations, lower beta, and potential mean reversion.

In the first quarter of 2019, the Portfolio reduced its allocation to American Funds Insurance Series® US Govt/AAA-Rated Securities Fund and removed the allocation to American Funds Insurance Series® Mortgage Fund in order to reduce the underweight to fixed income duration and increase exposure to investment grade and high yield credit towards neutral. This change was made in conjunction with Wilshire's view that the likelihood of a dramatic rise in interest rates was reduced going forward and an improved outlook regarding investment grade and high yield credit. New allocations to American Funds Insurance Series® High-Income Bond Fund and American Funds Insurance Series® Global Bond Fund were introduced during the year, which detracted from performance.

The Portfolio was overweight to foreign, developed and emerging markets equities during the year. Although those markets produced strong absolute returns, the decision to overweight exposure to those markets was a mild performance detractor. Manager selection was the most significant detractor during the year, with underperformance from underlying funds estimated to have cost -0.83% to Portfolio returns for the year. The three domestic equity funds, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Growth – Income Fund, and American Funds Insurance Series® Blue Chip Income and Growth Fund, each had difficult years. The Portfolio had several underlying funds generate stand-alone returns in excess of 25% for the year, but the two strongest performing stand-alone allocations were American Funds Insurance Series® Global Small Capitalization Fund and American Funds Insurance Series® Global Growth and Income, which returned 31.84% and 31.39%, respectively as global growth equities outpaced value equities during the year and easily outpaced fixed income.

The managed risk component was a significant detractor to performance during 2019, with the majority of the drag occurring during the first quarter. Consistent with other global equity markets, the S&P 500® Index corrected -13.52% in the fourth quarter of 2018, then recovered rapidly, up 13.65% in the first quarter of 2019. To put this into historical context, since 1950, quarterly S&P 500® returns of this magnitude have occurred less than 5% of the time. This correction and rapid recovery in the equity markets resulted in the Portfolio being underweight equity, particularly during December 2018 and January 2019. As a result, while the managed risk component worked as designed to protect the Portfolio during the market correction, and was therefore a meaningful contributor to performance during this period, it was a meaningful detractor to performance in early 2019.

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

How was the Portfolio positioned at period end?

Wilshire's overweight to U.S. value equities is driven by a combination of what Wilshire considers to be highly attractive relative valuations, lower beta, and potential mean reversion. Value equities are trading 2.6 standard deviations cheaper than average, relative to growth equities, when measured over the past 15 years. That level of relative valuation dispersion implies that value equities (compared to growth) are currently cheaper than they will be 99.5% of the time. Earnings remain strong for many value sectors, while price-to-earnings expansion in recent years has not kept pace with growth equities.

Foreign equities, relative to domestic equities, remains another area of focus and the Portfolio is overweight to foreign equities. Wilshire believes that although earnings growth and manufacturing purchasing managers' indices (PMI) within Europe have tailed off recently, the potential for outperformance exists. Wilshire also believes that reduced trade tensions provide the opportunity for improved global trade activity and positive economic growth in developed and emerging markets. Returns could also benefit from the U.S. dollar weakening and providing a tailwind to foreign equity results.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic American Funds® Managed Risk Portfolio
Class II	October 31, 2013	16.72%	8.27%	5.66%	5.99%	1.67%	1.27%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		18.15%	8.99%	5.62%	5.64%
S&P Target Risk® Moderate Index (Total Return)+		15.71%	7.58%	5.44%	5.42%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio were managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective July 1, 2019, the Portfolio's benchmark is the S&P Global Managed Risk LargeMidCap Index - Moderate Conservative. The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts	95.2%
Short-Term Investments	4.9%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	VARIABLE INSURANCE TRUSTS - 95.2%
	ASSET ALLOCATION FUND - 1.9%
170,131	American Funds Insurance Series - New World Fund, Class 1	$4,396,193
	TOTAL ASSET ALLOCATION FUND	4,396,193
	DEBT FUNDS - 33.4%
4,927,264	American Funds Insurance Series - Bond Fund, Class 1	55,037,541
548,083	American Funds Insurance Series - Global Bond Fund, Class 1	6,642,763
446,552	American Funds Insurance Series - High-Income Bond Fund, Class 1	4,407,463
894,183	American Funds Insurance Series - U.S. Government/AAA-Rated Securities Fund, Class 1	11,034,217
	TOTAL DEBT FUNDS	77,121,984
	EQUITY FUNDS - 59.9%
3,075,639	American Funds Insurance Series - Blue Chip Income And Growth Fund, Class 1	41,705,666
1,522,114	American Funds Insurance Series - Global Growth And Income Fund, Class 1	24,232,062
246,716	American Funds Insurance Series - Global Small Capitalization Fund, Class 1	6,611,986
296,334	American Funds Insurance Series - Growth Fund, Class 1	24,068,273
648,904	American Funds Insurance Series - Growth-Income Fund, Class 1	32,905,923
422,146	American Funds Insurance Series - International Fund, Class 1	8,805,968
	TOTAL EQUITY FUNDS	138,329,878
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $198,649,267)	219,848,055
Shares/ Principal		Fair Value
	SHORT-TERM INVESTMENTS - 4.9%
	MONEY MARKET FUNDS - 4.9%
11,215,718	Dreyfus Government Cash Management, 1.51% (a)	$11,215,718
5,938	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a)	5,938
	TOTAL SHORT-TERM INVESTMENTS (Cost - $11,221,656)	11,221,656
	TOTAL INVESTMENTS - 100.1% (Cost - $209,870,923)	$231,069,711
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(153,374)
	TOTAL NET ASSETS - 100.0%	$230,916,337

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. ("BFM"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2019, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Conservative. The Portfolio posted a return of 14.34% compared to a benchmark return of 16.55%, a difference of -221 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Much of the positive equity performance this year reflected improving investor sentiment, as global trade tensions have generally eased, and central banks globally have shifted to a more dovish stance in the face of slowing growth. Though growth has been moderating, BFM believes the near-term risk of a U.S. recession is low. With corporate earnings growth slowing but still solid, equity valuations back in line with post-2008 Financial Crisis averages, and few signs of overheating in the U.S. economy, the Portfolio remained positioned to take advantage of late-cycle equity gains.

Within equities, the Portfolio maintained an overweight to the U.S. relative to international markets, which also proved beneficial to Portfolio performance. The Portfolio added minimum volatility factor exposure in the second half of the year. The allocation was additive to returns in the third quarter of 2019, but it was a detractor in the fourth quarter of 2019 as equity markets rallied into year-end as U.S. and China reached an agreement for a Phase 1 trade deal.

Within fixed income, the Portfolio maintained an overweight to credit relative to treasuries for the first six months of the year, which had a positive impact on performance. The Portfolio's duration positioning was slightly short throughout the first half of the year, which contributed negatively to performance as interest rates rallied. The Portfolio increased duration and shifted from credit toward treasuries in the second half of the year. This defensive posture was a headwind for fixed income performance as interest rates rose toward the end of the year.

The managed risk component was a significant detractor to performance during 2019, with the majority of the drag occurring during the first quarter. Consistent with other global equity markets, the S&P 500® Index corrected -13.52% in the fourth quarter of 2018, then recovered rapidly, up 13.65% in the first quarter of 2019. To put this into historical context, since 1950, quarterly S&P 500® returns of this magnitude have occurred less than 5% of the time. This correction and rapid recovery in the equity markets resulted in the Portfolio being underweight equity, particularly during December 2018 and January 2019. As a result, while the managed risk component worked as designed to protect the Portfolio during the market correction, and was therefore a meaningful contributor to performance during this period, it was a meaningful detractor to performance in early 2019.

How was the Portfolio positioned at period end?

A supportive policy mix and the prospect of an extended cycle underpin BFM's positive view on equities. The BFM investment team continues to favor U.S. equities over other developed markets. From an equity factors perspective, at year-end, the Portfolio remained defensively positioned, with a preference for minimum volatility exposure and quality stocks. From a fixed income perspective, the BFM investment team believes the trend of credit spread compression may not imminently reverse, but expects further gains to be incremental. At year-end, the Portfolio maintained an overweight to U.S. Treasuries relative to credit assets.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Balanced Managed Risk Portfolio
Class II	October 31, 2013	14.34%	6.44%	4.31%	4.82%	1.02%	1.02%
S&P Global Managed Risk LargeMidCap Index - Conservative^		16.55%	8.15%	5.34%	5.35%
S&P Target Risk® Conservative Index (Total Return)+		13.99%	6.75%	4.84%	4.74%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio were managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective July 1, 2019, the Portfolio's benchmark is the S&P Global Managed Risk LargeMidCap Index - Conservative. The S&P Global Managed Risk LargeMidCap Index - Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 50% to the underlying bond index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The S&P Target Risk® Conservative Index (Total Return) provides significant exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	95.5%
Short-Term Investments	4.8%
Other Assets Less Liabilities - Net	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	EXCHANGE TRADED FUNDS - 95.5%
	DEBT FUNDS - 45.5%
11,381	iShares 20+ Year Treasury Bond ETF	$1,541,898
13,568	iShares Broad USD Investment Grade Corporate Bond ETF	791,014
63,105	iShares Core U.S. Aggregate Bond ETF	7,091,109
46,472	iShares Floating Rate Bond ETF	2,366,354
15,847	iShares iBoxx High Yield Corporate Bond ETF	1,393,585
68,155	iShares Intermediate-Term Corporate Bond ETF	3,951,627
8,760	iShares JP Morgan USD Emerging Markets Bond ETF	1,003,546
7,317	iShares MBS ETF	790,675
14,733	iShares Short-Term Corporate Bond ETF, Class 3	790,131
704,685	iShares U.S. Treasury Bond ETF	18,279,529
	TOTAL DEBT FUNDS	37,999,468
	EQUITY FUNDS - 50.0%
39,835	iShares Core MSCI EAFE ETF	2,598,835
66,306	iShares Core S&P 500 ETF	21,432,752
16,649	iShares Core S&P Mid-Cap ETF	3,426,697
16,765	iShares Core S&P Small-Cap ETF	1,405,745
10,510	iShares Edge MSCI Min Vol EAFE ETF	783,415
27,483	iShares Edge MSCI Min Vol Emerging Markets ETF	1,612,153
121,962	iShares Edge MSCI Min Vol USA ETF	8,000,707
13,613	iShares Russell 1000 ETF	2,428,832
	TOTAL EQUITY FUNDS	41,689,136
	TOTAL EXCHANGE TRADED FUNDS (Cost - $67,783,615)	79,688,604
Shares/ Principal		Fair Value
	SHORT-TERM INVESTMENTS - 4.8%
	MONEY MARKET FUNDS - 4.8%
3,982,736	Dreyfus Government Cash Management, 1.51% (a)	$3,982,736
10,845	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a)	10,845
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,993,581)	3,993,581
	TOTAL INVESTMENTS - 100.3% (Cost - $71,777,196)	$83,682,185
	OTHER ASSETS LESS LIABILITIES - NET - (0.3)%	(270,974)
	TOTAL NET ASSETS - 100.0%	$83,411,211

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic BlackRock Selects Managed Risk Portfolio
(formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio)

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC ("BIM"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman"). Prior to May 1, 2019, the capital appreciation and income component was managed by the Global Atlantic Investment Advisors, LLC (the "Adviser").

How did the Portfolio perform during the period?

During 2019, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 15.22% compared to a benchmark return of 18.15%, a difference of -293 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Global equity markets capped off 2019 with another month of positive returns. Emerging markets posted strong gains at the end of the year, following the announcement of 'Phase 1' of a U.S./China trade agreement, and U.S. dollar weakness. Within developed markets, performance was led by European equities as political uncertainty and concerns of Brexit diminished following U.K. elections. U.S equities remained strong given progress in trade developments and continued liquidity provided in the overnight lending markets by the Federal Reserve. Global bonds also wrapped up the year posting modest gains as recessionary fears waned, and the U.S. dollar weakened. One exception was U.S. Treasuries, which declined as demand for safe-haven assets decreased. BIM believes a combination of a stabilizing economy, ample liquidity and momentum will continue to support equities in early 2020. That said BIM is mindful that uncertainty over the U.S. election may translate into more volatility through the next year.

Over the year, an overweight to equity contributed to performance, but was partially offset by an exposure to cash and cash equivalents. Within equities an underweight and security selection within energy positively contributed to performance. Security selection within information technology negatively impacted returns. An overweight to Emerging Asian equities detracted and was partially offset by an overweight and security selection within the U.S. and Canada. Within fixed income, Portfolio positioning within credit and an exposure to securitized assets contributed, while positioning within government bonds negatively impacted returns.

The managed risk component was a significant detractor to performance during 2019, with the majority of the drag occurring during the first quarter. Consistent with other global equity markets, the S&P 500® Index corrected -13.52% in the fourth quarter of 2018, then recovered rapidly, up 13.65% in the first quarter of 2019. To put this into historical context, since 1950, quarterly S&P 500® returns of this magnitude have occurred less than 5% of the time. This correction and rapid recovery in the equity markets resulted in the Portfolio being underweight equity, particularly during December 2018 and January 2019. As a result, while the managed risk component worked as designed to protect the Portfolio during the market correction, and was therefore a meaningful contributor to performance during this period, it was a meaningful detractor to performance in early 2019.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was modestly overweight equities and underweight fixed income. Within equities, the Portfolio was overweight the U.S. and emerging markets, notably Asia, and underweight Europe. Accommodative monetary policy, stronger than expected U.S. jobs and wage data, along with early indications that global manufacturing data may have finally bottomed, leaves BIM inclined to remain moderately overweight global stocks for the time being. BIM believes the U.S.

Global Atlantic BlackRock Selects Managed Risk Portfolio
(formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio)

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Federal Reserve's September decision to supply overnight lending markets with $60 billion a month in liquidity injections through at least May of 2020 is likely to provide ongoing support for risk assets. Although equities have enjoyed twelve months of above average returns, benign central bank policy, an improving earnings backdrop, and the progress achieved on U.S./China along with intra-North American trade agreements, support the rationale for continuing to favor global stocks over global bonds.

From a sector perspective, the Portfolio was overweight information technology, real estate, and communication services and underweight energy and financials. Given the current market environment, the Portfolio maintains a bias toward higher quality U.S. stocks that BIM believes offer the potential to deliver consistent cash flow growth despite operating within a moderate growth environment. Given growing concerns over the fundamental supply-demand balance in energy markets and escalating tensions between the U.S. and the Middle East, the Portfolio remains underweight energy. Although the Portfolio ended the year slightly underweight financials, BIM is constructive on U.S. financial stocks given their potential to benefit from a combination of continued economic growth and modestly higher longer-term interest rates.

Within fixed income, the Portfolio was overweight U.S. Treasuries and underweight securitized assets and investment grade credit. While BIM believes that in the prevailing low growth, low inflation environment, duration can provide an effective partial hedge against stock market volatility, the Portfolio generally possesses a modest tactical underweight to duration, as BIM thinks that long-dated sovereign bond yields could drift up modestly, as trade related risks have moderated. The Portfolio is generally tilted toward the front-end of the U.S. Treasury curve, where BIM expects yields to remain anchored. With credit spreads very narrow relative to comparable U.S. Treasuries and duration risks elevated in the short-term, BIM continues to de-emphasize U.S. investment grade bonds, as duration risk within the asset class is not immaterial.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic BlackRock Selects Managed Risk Portfolio
Class II	October 31, 2013	15.22%	6.14%	2.92%	2.84%	1.22%	1.22%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		18.15%	8.99%	5.62%	5.64%
S&P Target Risk® Moderate Index (Total Return)+		15.71%	7.58%	5.44%	5.42%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective July 1, 2019, the Portfolio's benchmark is the S&P Global Managed Risk LargeMidCap Index - Moderate Conservative. The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Global Atlantic BlackRock Selects Managed Risk Portfolio
(formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio)

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	73.4%
Variable Insurance Trusts	21.2%
Short-Term Investments	4.6%
Other Assets Less Liabilities - Net	0.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	EXCHANGE TRADED FUNDS - 73.4%
	DEBT FUNDS - 25.3%
275,289	iShares 1-3 Year Treasury Bond ETF, Class 3	$23,297,708
16,969	iShares 20+ Year Treasury Bond ETF	2,298,960
111,154	iShares 3-7 Year Treasury Bond ETF, Class 7	13,977,615
72,691	iShares iBoxx $ Investment Grade Corporate Bond ETF	9,301,540
52,923	iShares iBoxx High Yield Corporate Bond ETF	4,654,049
73,784	iShares Short Treasury Bond ETF	8,150,181
	TOTAL DEBT FUNDS	61,680,053
	EQUITY FUNDS - 48.1%
463,588	iShares Core MSCI EAFE ETF	30,244,481
43,296	iShares Core MSCI Emerging Markets ETF	2,327,593
376,962	iShares Core S&P U.S. Growth ETF	25,497,710
405,950	iShares Core S&P U.S. Value ETF	25,582,969
85,036	iShares Edge MSCI Min Vol Global ETF	8,149,000
101,827	iShares Edge MSCI USA Momentum Factor ETF	12,785,398
126,398	iShares Edge MSCI USA Quality Factor ETF	12,766,198
	TOTAL EQUITY FUNDS	117,353,349
	TOTAL EXCHANGE TRADED FUNDS (Cost - $169,719,731)	179,033,402
	VARIABLE INSURANCE TRUSTS - 21.2%
	ASSET ALLOCATION FUND - 21.2%
3,019,458	BlackRock Global Allocation VI Fund, Class I (Cost - $45,361,468)	51,693,125
Shares/ Principal		Fair Value
	SHORT-TERM INVESTMENTS - 4.6%
	MONEY MARKET FUNDS - 4.6%
11,279,083	Dreyfus Government Cash Management, 1.51% (a)	$11,279,083
1,881	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a)	1,881
	TOTAL SHORT-TERM INVESTMENTS (Cost - $11,280,964)	11,280,964
	TOTAL INVESTMENTS - 99.2% (Cost - $226,362,163)	$242,007,491
	OTHER ASSETS LESS LIABILITIES - NET - 0.8%	1,845,375
	TOTAL NET ASSETS - 100.0%	$243,852,866

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is managed by Franklin Advisers, Inc. ("Franklin Advisers"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2019, the Portfolio outperformed its reference benchmark, the S&P 500 Managed Risk Index – Moderate. The Portfolio posted a return of 20.40% compared to a benchmark return of 19.34% a difference of 106 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

Franklin Advisers employs a bottom-up stock selection process for the equity sleeve of the Portfolio's capital appreciation and income component, whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the Portfolio frequently contains sector and security allocations that may be significantly different from those of its reference benchmark, the S&P 500® Index. With respect to the equity sleeve's performance versus the S&P 500® Index, the equity sleeve of the Portfolio's capital appreciation and income component underperformed the S&P 500® Index (net of fees), posting a return of 30.54% compared to an S&P 500® Index return of 31.49%, a difference of -95 basis points.

Relative to the Portfolio's benchmark, stock selection in the industrials sector aided Portfolio performance, as did stock selection in the consumer discretionary and health care sectors.

Among those holdings contributing to Portfolio performance in 2019 was jeweler Tiffany & Co. (1.03%), which saw its stock price climb following the takeover transaction by French luxury goods firm LVMH Moet Hennessey Louis Vuitton SE ("LVMH") (not a holding of the Portfolio). LVMH agreed in late November to acquire Tiffany & Co. for U.S. $16.2 billion. Technology-outsourcing firm Accenture plc (3.75%) also supported relative returns in 2019, as strong earnings growth boosted the stock price. Accenture plc's robust financial results have been driven by strong growth in digital, cloud and security-related services. Late in 2019, Accenture plc also boosted its full-year 2020 revenue growth forecast on strong consulting and outsourcing bookings growth. Strong earnings supported shares of electrical equipment company Dover Corporation ("Dover") (1.70%) during the year. Despite a weaker macroeconomic environment, Dover posted solid organic revenue growth and robust free cash flow in recent quarters. Order growth also improved, which the Franklin Advisers portfolio managers expect can bolster Dover's overall growth in 2020.

In contrast, stock selection in the energy sector hurt Portfolio results, as did underweight positioning in information technology and overweighting positioning in consumer staples.

Shares of Albemarle Corporation (2.44%), a specialty chemicals producer, declined amid concerns about lithium oversupply and pricing implications. In response, Albemarle has announced steps to curtail capital expenditures to moderate supply growth over the next few years. While lithium pricing may soften over the coming year, the company's leading resource base provides solid growth prospects as demand continues to accelerate. Shares of Occidental Petroleum Corporation (0.96%) also detracted from performance as concerns emerged about the financing to complete their acquisition of oil and gas exploration and production firm Anadarko Petroleum Corporation (not a holding of the Portfolio). The transaction would give Occidental Petroleum Corporation a greater presence in the U.S. shale- producing Permian Basin and allows the company to reduce costs and lessen concerns about rising debt levels and pressured share prices. Oil and gas exploration company EOG Resources Inc. ("EOG") (1.28%) curbed relative returns during the year, as the broader industry environment has remained challenging. EOG has continued to post strong financial results with solid free cash flow. Furthermore, the Franklin

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Advisers portfolio managers view the company as one of the highest-quality names in the energy exploration and production industry.

During 2019, the fixed income sleeve of the Portfolio's capital appreciation and income component outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (net of fees), posting a return of 9.67% compared to a Bloomberg Barclays U.S. Aggregate Bond Index return of 8.72%, a difference of 95 basis points. In terms of drivers of return, sector allocation contributed to outperformance on a duration-adjusted basis, driven primarily by the Portfolio's exposure to the credit sectors, including high yield bonds, bank loans and collateralized loan obligations ("CLOs"). The Portfolio's allocation to sovereign emerging market debt was another strong positive contributor. In contrast, security selection was negative for returns, particularly within the mortgage-backed securities and sovereign emerging market debt sectors. The Portfolio's underweight to the investment-grade corporate debt sector also detracted from returns, although this effect was partially offset by positive security selection within the sector. Relative to the benchmark, the Portfolio's underweight duration-positioning detracted from returns, while the performance of non-U.S. yield curve exposures also weighed on performance. The Portfolio's foreign currency exposure also contributed, as gains primarily in the Mexican peso, euro and Indonesian rupiah were partially offset by losses in the Japanese yen, Uruguayan peso and the Canadian dollar.

The managed risk component was a significant detractor to performance during 2019, with the majority of the drag occurring during the first quarter. Consistent with other global equity markets, the S&P 500® Index corrected -13.52% in the fourth quarter of 2018, then recovered rapidly, up 13.65% in the first quarter of 2019. To put this into historical context, since 1950, quarterly S&P 500® returns of this magnitude have occurred less than 5% of the time. This correction and rapid recovery in the equity markets resulted in the Portfolio being underweight equity, particularly during December 2018 and January 2019. As a result, while the managed risk component worked as designed to protect the Portfolio during the market correction, and was therefore a meaningful contributor to performance during this period, it was a meaningful detractor to performance in early 2019.

How was the Portfolio positioned at period end?

At year-end, the Portfolio's largest sector concentration was industrials, followed by health care and information technology. The Portfolio initiated new positions in railroad Norfolk Southern Railway (0.55%), drug manufacturer Pfizer Inc. (0.52%), and home improvement retailer Lowe's Companies, Inc. (0.78%). The Franklin Advisers portfolio managers disposed of positions in semiconductor company Versum Materials, Inc., drug maker Roche Holding AG, apparel retailer Gap, Inc., and quick-service restaurant chain Yum! Brands, Inc. The Franklin Advisers portfolio managers also added to the Portfolio's position in Boeing Company (1.12%), while trimming the Portfolio's exposure to jeweler Tiffany & Co.

At year-end the Portfolio remained overweight in the corporate credit sectors, particularly CLOs, bank loans and high yield bonds, although some exposures were reduced. In general, the Portfolio remained constructive on various pockets within the credit sector, due in part to the general strength of the U.S. economy and relatively strong fundamentals. With the rally in risk assets year-to-date, credit spreads moved close to their tightest levels over the past year. Against this backdrop, as part of risk reduction, the Franklin Advisers portfolio managers reduced the Portfolio's exposure to investment-grade corporates, ending the year underweight the sector relative to Bloomberg Barclays U.S. Aggregate Bond Index . Exposure to high-yield bonds was also reduced, although the Portfolio maintained a moderate allocation at year-end. Within the securitized sectors, the Portfolio remained overweight the residential mortgage-backed securities sector based on strong U.S. housing fundamentals and remained underweight commercial mortgage-backed securities and agency mortgage-backed securities sectors. Over the year, the Franklin Advisers portfolio management team added to the Portfolio's Treasury inflation-protected securities and municipal bond exposure and remained overweight to both sectors. In addition, as part of risk reduction, the Franklin Advisers portfolio management team slightly increased the Portfolio's exposure to U.S. Treasuries, but remained significantly underweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

In U.S. dollar duration, the Portfolio was short versus the benchmark. The Franklin Advisers portfolio management team retained a yield curve flattener with a short concentration in the two-to-five-year part of the curve. In non-USD duration, the Portfolio remained slightly long Europe, Australia and China duration with marginal long exposures to select emerging market countries. In terms of currency exposure, on the long side, the Portfolio's largest currency position was the Japanese yen with other long positions that included the Norwegian krone and South African rand. The Portfolio remained short the euro, Canadian dollar and Australian dollar, among other currencies.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	April 30, 2014	20.40%	9.33%	5.94%	6.18%	1.21%	1.16%
S&P 500 Managed Risk Index - Moderate^		19.34%	10.65%	7.52%	8.08%
S&P Target Risk® Moderate Index (Total Return)+		15.71%	7.58%	5.44%	5.24%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Fixed Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective July 1, 2019, the Portfolio's benchmark is the S&P 500 Managed Risk Index - Moderate. The S&P 500 Managed Risk Index - Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	71.1%
Asset Backed and Commercial Backed Securities	8.7%
Corporate Bonds and Notes	5.5%
Agency Mortgage Backed Securities	4.9%
U.S. Treasury Securities	2.6%
Sovereign Debts	1.3%
Term Loans	1.1%
Municipal Bonds	0.9%
Short-Term Investments	5.7%
Other Assets Less Liabilities - Net	(1.8)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 71.1%
	AEROSPACE & DEFENSE - 4.5%
7,200	Boeing Co. (The)	$2,345,472
20,570	General Dynamics Corp.	3,627,520
13,100	Raytheon Co.	2,878,594
28,400	United Technologies Corp.	4,253,184
		13,104,770
	AIR FREIGHT & LOGISTICS - 0.8%
19,310	United Parcel Service, Inc., Class B	2,260,429
	BEVERAGES - 1.2%
25,100	PepsiCo, Inc.	3,430,417
	BIOTECHNOLOGY - 0.5%
18,160	AbbVie, Inc.	1,607,886
	BUILDING PRODUCTS - 1.0%
71,875	Johnson Controls International PLC	2,926,031
	CHEMICALS - 7.7%
29,900	Air Products & Chemicals, Inc.	7,026,201
70,300	Albemarle Corp.	5,134,712
13,100	Ecolab, Inc.	2,528,169
36,450	Linde PLC	7,760,205
		22,449,287
	COMMERCIAL SERVICES & SUPPLIES - 1.5%
13,600	Cintas Corp.	3,659,488
19,900	Matthews International Corp., Class A	759,583
		4,419,071
	ELECTRICAL EQUIPMENT - 0.4%
50,170	nVent Electric PLC	1,283,349
	ENERGY EQUIPMENT & SERVICES - 0.9%
28,200	Apergy Corp.*	952,596
37,600	Schlumberger Ltd.	1,511,520
1,897	Weatherford International PLC*	53,021
		2,517,137
	FOOD & STAPLES RETAILING - 1.0%
25,700	Walmart, Inc.	3,054,188
	FOOD PRODUCTS - 1.8%
35,200	Bunge Ltd.	2,025,760
19,760	McCormick & Co., Inc.	3,353,865
		5,379,625
	HEALTH CARE EQUIPMENT & SUPPLIES - 10.5%
45,500	Abbott Laboratories	3,952,130
26,500	Becton Dickinson and Co.	7,207,205
24,800	DENTSPLY SIRONA, Inc.	1,403,432
57,000	Medtronic PLC	6,466,650
37,900	Stryker Corp.	7,956,726
24,700	West Pharmaceutical Services, Inc.	3,713,151
		30,699,294
Shares/ Principal		Fair Value
	HEALTH CARE PROVIDERS & SERVICES - 0.6%
22,590	CVS Health Corp.	$1,678,211
	HOTELS, RESTAURANTS & LEISURE - 1.2%
17,870	McDonald's Corp.	3,531,291
	HOUSEHOLD PRODUCTS - 2.1%
36,066	Colgate-Palmolive Co.	2,482,783
28,800	Procter & Gamble Co. (The)	3,597,120
		6,079,903
	INDUSTRIAL CONGLOMERATES - 7.5%
17,780	Carlisle Cos., Inc.	2,877,515
42,360	Honeywell International, Inc.	7,497,720
32,340	Roper Technologies, Inc.	11,455,798
		21,831,033
	INSURANCE - 0.9%
29,700	Aflac, Inc.	1,571,130
6,593	Chubb Ltd.	1,026,266
		2,597,396
	IT SERVICES - 4.1%
37,400	Accenture PLC, Class A	7,875,318
21,490	Visa, Inc., Class A	4,037,971
		11,913,289
	MACHINERY - 2.4%
25,029	Donaldson Co., Inc.	1,442,171
31,000	Dover Corp.	3,573,060
45,070	Pentair PLC	2,067,361
		7,082,592
	MEDIA - 0.1%
4,240	John Wiley & Sons, Inc., Class A	205,725
	METALS & MINING - 0.3%
18,510	Nucor Corp.	1,041,743
	MULTILINE RETAIL - 0.8%
17,500	Target Corp.	2,243,675
	OIL, GAS & CONSUMABLE FUELS - 2.5%
9,900	Chevron Corp.	1,193,049
32,200	EOG Resources, Inc.	2,697,072
22,200	Exxon Mobil Corp.	1,549,116
48,800	Occidental Petroleum Corp.	2,011,048
		7,450,285
	PHARMACEUTICALS - 2.1%
28,600	Johnson & Johnson	4,171,882
15,700	Perrigo Co. PLC	811,062
27,800	Pfizer, Inc.	1,089,204
		6,072,148

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ROAD & RAIL - 0.4%
6,000	Norfolk Southern Corp.	$1,164,780
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
55,371	Analog Devices, Inc.	6,580,290
51,500	Texas Instruments, Inc.	6,606,935
		13,187,225
	SOFTWARE - 4.8%
89,410	Microsoft Corp.	14,099,957
	SPECIALTY RETAIL - 2.9%
13,700	Lowe's Cos., Inc.	1,640,712
39,200	Ross Stores, Inc.	4,563,664
16,200	Tiffany & Co.	2,165,130
		8,369,506
	TEXTILES, APPAREL & LUXURY GOODS - 1.5%
42,040	NIKE, Inc., Class B	4,259,073
	TRADING COMPANIES & DISTRIBUTORS - 0.6%
5,000	WW Grainger, Inc.	1,692,600
	TOTAL COMMON STOCKS (Cost - $130,224,891)	207,631,916
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 8.7%
$250,000	Adagio CLO VIII DAC, 1.65%, (3 Month EUR Libor + 1.65%), 4/15/32 (a,b)	280,696
300,000	Alinea CLO 2018-1 Ltd., 3.62%, (3 Month US Libor + 1.65%), 7/20/31 (a,b)	297,391
	American Express Credit Account Master Trust
580,000	2.87%, 10/15/24	592,402
200,000	2.00%, 4/15/25	200,263
407,000	2.06%, (1 Month US Libor + 0.32%), 10/15/25 (a)	406,742
300,000	AMMC CLO 21 Ltd., 4.00%, (3 Month US Libor + 2.10%), 11/2/30 (a,b)	288,072
400,000	AMMC CLO XI Ltd., 3.84%, (3 Month US Libor + 1.90%), 4/30/31 (a,b)	379,520
250,000	Antares CLO 2018-1 Ltd., 3.62%, (3 Month US Libor + 1.65%), 4/20/31 (a,b)	241,412
250,000	Ares European CLO VIII BV, 0.92%, (3 Month EUR Libor + 0.92%), 4/17/32 (a,b)	279,794
300,000	Atrium XIV LLC, 3.45%, (3 Month US Libor + 1.45%), 8/23/30 (a,b)	297,789
250,000	Avoca CLO XVII Designated Activity Co, 1.70%, (3 Month EUR Libor + 1.70%), 10/15/32 (a,b)	279,309
115,250	Bellemeade Re 2018-1 Ltd., 3.39%, (1 Month US Libor + 1.60%), 4/25/28 (a,b)	115,407
250,000	BlueMountain CLO 2014-2 Ltd., 3.37%, (3 Month US Libor + 1.40%), 10/20/30 (a,b)	247,690
Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 8.7% (Continued)
	Bluemountain Fuji Eur CLO V DAC
$300,000	0.91%, (3 Month EUR Libor + 0.91%), 1/15/33 (a,b)	$334,494
250,000	1.55%, (3 Month EUR Libor + 1.55%), 1/15/33 (a,b)	275,708
200,000	BlueMountain Fuji US CLO II Ltd., 4.12%, (3 Month US Libor + 2.15%), 10/20/30 (a,b)	196,355
135,674	BRAVO Residential Funding Trust 2019-1, 3.50%, 3/25/58 (b)	138,333
172,286	BRAVO Residential Funding Trust 2019-NQM2, 3.50%, 10/25/44 (a,b)	174,930
	Capital One Multi-Asset Excecution Trust
160,000	1.66%, 6/17/24	159,514
380,000	2.84%, 12/15/24	387,895
190,000	2.75%, 5/15/25	194,168
250,000	Carlyle Euro CLO 2019-2 DAC, 1.11%, (3 Month EUR Libor + 1.11%), 8/15/32 (a,b)	282,110
897,229	Carlyle Global Market Strategies CLO 2015-2 Ltd., 2.72%, (3 Month US Libor + 0.78%), 4/27/27 (a,b)	895,076
250,000	Carlyle GMS Finance MM CLO 2015-1 LLC, 4.20%, (3 Month US Libor + 2.20%), 10/15/31 (a,b)	243,989
200,000	CARLYLE US CLO 2017-4 Ltd., 4.80%, (3 Month US Libor + 2.80%), 1/15/30 (a,b)	187,877
157,041	CIM Trust 2018-INV1, 4.00%, 8/25/48 (a,b)	164,183
181,868	CIM Trust 2019-INV1, 4.00%, 2/25/49 (a,b)	187,385
640,000	Citibank Credit Card Issuance Trust, 2.09%, (1 Month US Libor + 0.33%), 1/20/25 (a)	640,174
160,000	DBCG 2017-BBG Mortgage Trust, 2.44%, (1 Month US Libor + 0.70%), 6/15/34 (a,b)	158,640
	Discover Card Execution Note Trust
460,000	3.04%, 7/15/24	470,921
320,000	1.89%, 10/15/24	319,662
300,000	Dryden 50 Senior Loan Fund, 4.25%, (3 Month US Libor + 2.25%), 7/15/30 (a,b)	294,586
250,000	Eleven Madison Trust 2015-11MD Mortgage Trust, 3.55%, 9/10/35 (a,b)	262,838
250,000	Ellington CLO III Ltd., 3.62%, (3 Month US Libor + 1.65%), 7/20/30 (a,b)	246,295
	Fannie Mae Connecticut Avenue Securities
170,138	7.04%, (1 Month US Libor + 5.25%), 10/25/23 (a)	187,475
237,603	6.19%, (1 Month US Libor + 4.40%), 1/25/24 (a)	257,815
279,509	4.39%, (1 Month US Libor + 2.60%), 5/25/24 (a)	289,603
257,696	4.39%, (1 Month US Libor + 2.60%), 5/25/24 (a)	268,459
238,358	4.69%, (1 Month US Libor + 2.90%), 7/25/24 (a)	248,106
386,326	4.79%, (1 Month US Libor + 3.00%), 7/25/24 (a)	405,225

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 8.7% (Continued)
$287,860	6.69%, (1 Month US Libor + 4.90%), 11/25/24 (a)	$315,877
133,458	5.79%, (1 Month US Libor + 4.00%), 5/25/25 (a)	138,250
122,031	5.79%, (1 Month US Libor + 4.00%), 5/25/25 (a)	129,205
174,931	6.79%, (1 Month US Libor + 5.00%), 7/25/25 (a)	189,424
127,320	6.79%, (1 Month US Libor + 5.00%), 7/25/25 (a)	133,493
208,453	7.79%, (1 Month US Libor + 6.00%), 9/25/28 (a)	227,806
285,000	6.04%, (1 Month US Libor + 4.25%), 1/25/29 (a)	303,238
158,335	6.24%, (1 Month US Libor + 4.45%), 1/25/29 (a)	167,481
250,000	5.34%, (1 Month US Libor + 3.55%), 7/25/29 (a)	263,415
130,000	7.54%, (1 Month US Libor + 5.75%), 7/25/29 (a)	154,290
210,979	Flagship CLO VIII Ltd., 2.85%, (3 Month US Libor + 0.85%), 1/16/26 (a,b)	210,999
	Freddie Mac Structured Agency Credit Risk Debt Notes
357,007	5.79%, (1 Month US Libor + 4.00%), 8/25/24 (a)	377,623
164,914	5.94%, (1 Month US Libor + 4.15%), 1/25/25 (a)	171,029
202,569	5.59%, (1 Month US Libor + 3.80%), 3/25/25 (a)	207,744
350,000	5.04%, (1 Month US Libor + 3.25%), 5/25/25 (a)	368,396
300,000	5.69%, (1 Month US Libor + 3.90%), 12/25/27 (a)	310,126
466,536	6.44%, (1 Month US Libor + 4.65%), 10/25/28 (a)	503,041
250,000	6.49%, (1 Month US Libor + 4.70%), 4/25/28 (a)	275,708
650,000	7.34%, (1 Month US Libor + 5.55%), 7/25/28 (a)	718,729
250,000	6.94%, (1 Month US Libor + 5.15%), 11/25/28 (a)	273,464
280,000	FREMF 2018-K72 Mortgage Trust, 3.99%, 12/25/50 (a,b)	296,027
170,000	Halcyon Loan Advisors Funding 2018-1 Ltd., 3.77%, (3 Month US Libor + 1.80%), 7/21/31 (a,b)	166,606
200,000	Hayfin Kingsland IX Ltd., 3.74%, (3 Month US Libor + 1.80%), 4/28/31 (a,b)	197,983
500,000	Holland Park CLO DAC, 0.92%, (3 Month EUR Libor + 0.92%), 11/14/32 (a,b)	558,282
149,251	Invitation Homes 2017-SFR2 Trust, 2.59%, (1 Month US Libor + 0.85%), 12/17/36 (a,b)	148,202
Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 8.7% (Continued)
$440,000	LCM XXV Ltd., 4.27%, (3 Month US Libor + 2.30%), 7/20/30 (a,b)	$427,160
	Madison Park Euro Funding VIII DAC
600,000	0.95%, (3 Month EUR Libor + 0.95%), 4/15/32 (a,b)	669,796
250,000	1.70%, (3 Month EUR Libor + 1.70%), 4/15/32 (a,b)	278,390
250,000	Madison Park Euro Funding XIV DAC, 1.12%, (3 Month EUR Libor + 1.12%), 7/15/32 (a,b)	280,905
918,000	Madison Park Funding XXVII Ltd., 3.10%, (3 Month US Libor + 1.13%), 4/20/30 (a,b)	902,275
143,912	Mill City Mortgage Loan Trust 2016-1, 2.50%, 4/25/57 (a,b)	143,652
210,000	Mill City Mortgage Loan Trust 2018-4, 3.50%, 4/25/66 (a,b)	215,269
300,000	Neuberger Berman CLO XXII Ltd., 3.40%, (3 Month US Libor + 1.40%), 10/17/30 (a,b)	299,267
649,000	Neuberger Berman Loan Advisers CLO 27 Ltd., 3.10%, (3 Month US Libor + 1.10%), 1/15/30 (a,b)	630,544
200,000	NZCG Funding Ltd., 3.47%, (3 Month US Libor + 1.55%), 2/26/31 (a,b)	196,113
	Octagon Investment Partners 33 Ltd.
300,000	3.47%, (3 Month US Libor + 1.50%), 1/20/31 (a,b)	296,251
100,000	4.72%, (3 Month US Libor + 2.75%), 1/20/31 (a,b)	94,322
500,000	OCTAGON INVESTMENT PARTNERS 35 Ltd., 3.07%, (3 Month US Libor + 1.10%), 1/20/31 (a,b)	485,226
250,000	Octagon Investment Partners XXIII Ltd., 3.85%, (3 Month US Libor + 1.85%), 7/15/27 (a,b)	245,483
149,765	Provident Funding Mortgage Trust 2019-1, 3.00%, 12/25/49 (a,b)	150,654
250,000	Race Point X CLO Ltd., 3.59%, (3 Month US Libor + 1.65%), 7/25/31 (a,b)	245,825
67,214	Radnor Re 2018-1 Ltd., 3.19%, (1 Month US Libor + 1.40%), 3/25/28 (a,b)	67,293
200,000	Strata CLO I Ltd, 4.20%, (3 Month US Libor + 2.20%), 1/15/31 (a,b)	196,432
141,106	Towd Point Mortgage Trust, 2.75%, 11/25/60 (a,b)	140,067
174,020	Towd Point Mortgage Trust 2016-4, 2.25%, 7/25/56 (a,b)	170,739
129,552	Towd Point Mortgage Trust 2017-1, 2.75%, 10/25/56 (a,b)	130,350
169,771	Towd Point Mortgage Trust 2017-2, 2.75%, 4/25/57 (a,b)	169,901
117,224	Towd Point Mortgage Trust 2017-3, 2.75%, 7/25/57 (a,b)	117,889
96,032	Towd Point Mortgage Trust 2017-4, 2.75%, 6/25/57 (a,b)	95,640

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 8.7% (Continued)
$200,000	Voya CLO 2014-1 Ltd., 4.80%, (3 Month US Libor + 2.80%), 4/18/31 (a,b)	$186,033
	TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $25,677,724)	25,420,217
	CORPORATE BONDS AND NOTES - 5.5%
	AEROSPACE & DEFENSE - 0.1%
300,000	Lockheed Martin Corp., 4.70%, 5/15/46	381,471
	AGRICULTURE - 0.2%
200,000	Imperial Brands Finance PLC, 3.50%, 7/26/26 (b)	201,169
300,000	Reynolds American, Inc., 5.70%, 8/15/35	348,795
		549,964
	AUTO PARTS & EQUIPMENT - 0.1%
100,000	Adient US LLC, 6.19%, 5/15/26 (b)	109,000
200,000	Aptiv Corp., 4.15%, 3/15/24	211,944
		320,944
	BANKS - 0.7%
300,000	Banca Monte dei Paschi di Siena SpA, 2.13%, 11/26/25	361,799
500,000	Bank of America Corp., 3.50%, 4/19/26	531,776
150,000	BDO Unibank, Inc., 2.95%, 3/6/23	151,176
500,000	Goldman Sachs Group, Inc. (The), 3.75%, 2/25/26	529,258
500,000	Morgan Stanley, 3.88%, 1/27/26	537,047
		2,111,056
	BIOTECHNOLOGY - 0.1%
200,000	Biogen, Inc., 5.20%, 9/15/45	241,550
	CHEMICALS - 0.1%
200,000	Braskem Netherlands Finance BV, 4.50%, 1/31/30 (b)	199,100
	COMMERCIAL SERVICES - 0.0%†
100,000	Harsco Corp., 5.75%, 7/31/27 (b)	106,627
	COSMETICS & PERSONAL CARE - 0.0%†
135,000	Avon Products, Inc., 7.00%, 3/15/23	146,812
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
300,000	Capital One Financial Corp., 3.20%, 2/5/25	310,792
1,030,000	Jyske Realkredit A/S, 1.00%, 4/1/26	163,181
	Realkredit Danmark A/S
1,170,000	1.00%, 4/1/27	185,651
920,000	1.00%, 4/1/29	146,097
		805,721
Shares/ Principal		Fair Value
	ELECTRIC - 0.8%
$200,000	Dominion Energy, Inc., 3.90%, 10/1/25	$214,890
100,000	Duke Energy Carolinas LLC, 6.10%, 6/1/37	136,057
100,000	Duke Energy Indiana LLC, 3.75%, 7/15/20	101,023
200,000	EDP Finance BV, 3.63%, 7/15/24 (b)	207,810
400,000	Electricite de France SA, 5.25%, (USD 10 Year Swap + 3.71%), 7/29/68 (a,b)	420,000
200,000	Israel Electric Corp. Ltd., 4.25%, 8/14/28 (b)	217,574
100,000	PacifiCorp, 6.10%, 8/1/36	135,006
300,000	Southern Co. (The), 3.25%, 7/1/26	312,568
300,000	State Grid Overseas Investment 2016 Ltd., 3.50%, 5/4/27 (b)	314,097
100,000	Talen Energy Supply LLC, 7.25%, 5/15/27 (b)	105,220
200,000	TNB Global Ventures Capital BHD, 3.24%, 10/19/26	200,667
		2,364,912
	ENGINEERING & CONSTRUCTION - 0.1%
200,000	Mexico City Airport Trust, 5.50%, 7/31/47 (b)	206,252
	ENTERTAINMENT - 0.0%†
100,000	Live Nation Entertainment, Inc., 4.75%, 10/15/27 (b)	103,500
	FOOD - 0.3%
200,000	Cencosud SA, 4.38%, 7/17/27 (b)	196,969
300,000	Kraft Heinz Foods Co., 3.00%, 6/1/26	300,087
300,000	Kroger Co. (The), 4.00%, 2/1/24	319,793
		816,849
	HEALTHCARE-PRODUCTS - 0.1%
200,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	222,399
	HEALTHCARE-SERVICES - 0.2%
100,000	Centene Corp., 4.25%, 12/15/27 (b)	102,875
100,000	CHS/Community Health Systems, Inc., 6.25%, 3/31/23	101,500
140,000	Kaiser Foundation Hospitals, 3.27%, 11/1/49	140,517
100,000	MEDNAX, Inc., 6.25%, 1/15/27 (b)	102,500
35,000	Orlando Health Obligated Group, 3.78%, 10/1/28	37,177
40,000	RWJ Barnabas Health, Inc., 3.48%, 7/1/49	39,532
		524,101
	INSURANCE - 0.3%
300,000	Liberty Mutual Group, Inc., 4.57%, 2/1/29 (b)	335,266
400,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44 (b)	491,361
		826,627
	INTERNET - 0.1%
200,000	Alibaba Group Holding Ltd., 4.40%, 12/6/57	229,956

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	MACHINERY-CONSTRUCTION & MINING - 0.0%†
$100,000	Vertiv Group Corp., 9.25%, 10/15/24 (b)	$107,500
	MACHINERY-DIVERSIFIED - 0.0%†
100,000	CNH Industrial NV, 3.85%, 11/15/27	104,409
	MEDIA - 0.3%
100,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 5/1/27 (b)	105,500
200,000	Comcast Corp., 3.15%, 2/15/28	209,677
200,000	CSC Holdings LLC, 5.50%, 5/15/26 (b)	211,748
100,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 8/15/26 (b)	101,155
100,000	Nexstar Broadcasting, Inc., 5.63%, 7/15/27 (b)	105,380
		733,460
	MINING - 0.1%
200,000	Glencore Finance Canada Ltd., 4.95%, 11/15/21 (b)	209,154
	MULTI-NATIONAL - 0.1%
200,000	Banque Ouest Africaine de Developpement, 5.00%, 7/27/27 (b)	211,980
	OIL & GAS - 0.1%
100,000	BP Capital Markets PLC, 3.54%, 11/4/24	106,509
100,000	Harvest Operations Corp., 4.20%, 6/1/23 (b)	106,014
		212,523
	OIL & GAS SERVICES - 0.0%†
56,000	Weatherford International Ltd., 11.00%, 12/1/24 (b)	60,550
	PACKAGING & CONTAINERS - 0.1%
100,000	Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25 (b)	98,750
100,000	Plastipak Holdings, Inc., 6.25%, 10/15/25 (b)	86,246
		184,996
	PHARMACEUTICALS - 0.2%
100,000	AbbVie, Inc., 2.95%, 11/21/26 (b)	101,816
100,000	Allergan Funding SCS, 4.55%, 3/15/35	109,322
100,000	Bausch Health Cos., Inc., 5.00%, 1/30/28 (b)	102,639
100,000	Bayer US Finance II LLC, 4.38%, 12/15/28 (b)	109,159
100,000	Cigna Corp., 4.13%, 11/15/25	108,524
100,000	CVS Health Corp., 4.30%, 3/25/28	109,244
		640,704
	PIPELINES - 0.3%
100,000	Enable Midstream Partners LP, 4.95%, 5/15/28	101,296
100,000	Enterprise Products Operating LLC, 4.45%, 2/15/43	110,056
100,000	MPLX LP, 4.70%, 4/15/48	101,894
Shares/ Principal		Fair Value
	PIPELINES - 0.3% (Continued)
$400,000	Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	$440,316
200,000	TransCanada PipeLines Ltd., 4.88%, 5/15/48	236,579
		990,141
	REITS - 0.1%
300,000	National Retail Properties, Inc., 4.30%, 10/15/28	332,035
	RETAIL - 0.1%
100,000	Beacon Roofing Supply, Inc., 4.88%, 11/1/25(b)	100,500
300,000	Dollar Tree, Inc., 4.00%, 5/15/25	320,966
		421,466
	SOFTWARE - 0.1%
200,000	Fiserv, Inc., 3.85%, 6/1/25	213,418
	TELECOMMUNICATIONS - 0.3%
100,000	CommScope Technologies LLC, 5.00%, 3/15/27 (b)	94,000
200,000	Intrado Corp., 8.50%, 10/15/25 (b)	160,000
200,000	Juniper Networks, Inc., 4.35%, 6/15/25	215,217
150,000	Sprint Corp., 7.13%, 6/15/24	161,813
200,000	Verizon Communications, Inc., 2.63%, 8/15/26	203,119
		834,149
	TRANSPORTATION - 0.2%
100,000	CSX Corp., 4.10%, 3/15/44	109,144
	FedEx Corp.
200,000	3.25%, 4/1/26	208,168
200,000	4.05%, 2/15/48	193,245
200,000	Russian Railways Via RZD Capital PLC, 5.70%, 4/5/22	214,747
		725,304
	TOTAL CORPORATE BONDS AND NOTES (Cost - $15,542,256)	16,139,630
	AGENCY MORTGAGE BACKED SECURITIES - 4.9%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.0%
	Freddie Mac Gold Pool
435,424	3.50%, 9/1/47	451,626
1,496,891	3.50%, 4/1/48	1,555,244
	Freddie Mac Pool
599,941	2.50%, 10/1/49	593,680
299,034	3.00%, 12/1/49	303,348
		2,903,898

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.9%
	Fannie Mae Pool
$695,400	2.50%, 12/1/34	$701,824
1,400,225	3.50%, 9/1/47	1,454,481
246,285	3.50%, 5/1/48	254,657
1,123,411	3.00%, 9/1/48	1,151,913
1,399,069	3.00%, 11/1/48	1,433,702
414,834	3.00%, 10/1/49	420,871
299,182	3.00%, 12/1/49	303,499
	Federal National Mortgage Association
50,000	2.50%, 1/1/35 (c)	50,453
500,000	2.50%, 1/1/50 (c)	494,453
2,140,000	3.00%, 1/1/50 (c)	2,170,094
		8,435,947
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.0%
	Ginnie Mae II Pool
249,473	3.50%, 11/20/49	257,806
270,000	3.50%, 12/20/49	279,019
2,450,000	Government National Mortgage Association, 3.50%, 1/20/50 (c)	2,524,649
		3,061,474
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $14,200,974)	14,401,319
	U.S. TREASURY SECURITIES - 2.6%
	U.S. Treasury Note
500,000	2.38%, 8/15/24	515,312
435,000	1.25%, 8/31/24	426,691
110,000	2.00%, 8/15/25	111,508
200,000	2.63%, 12/31/25	209,758
650,000	2.00%, 11/15/26	657,541
	U.S. Treasury Bond
165,000	3.50%, 2/15/39	198,058
310,000	3.13%, 11/15/41	352,310
325,000	2.50%, 2/15/46	332,630
840,000	2.50%, 5/15/46	859,720
805,000	2.25%, 8/15/46	784,309
150,000	2.75%, 8/15/47	161,268
230,000	2.75%, 11/15/47	247,277
100,000	3.13%, 5/15/48	115,437
150,000	3.00%, 8/15/48	169,365
	U.S. Treasury Inflation Indexed Note
509,181	0.13%, 7/15/22	511,308
596,096	0.13%, 7/15/24	599,645
678,244	0.38%, 7/15/25	692,059
683,820	0.38%, 7/15/27	697,518
	TOTAL U.S. TREASURY SECURITIES (Cost - $7,264,270)	7,641,714
Shares/ Principal		Fair Value
	SOVEREIGN DEBTS - 1.3%
$200,000	Angolan Government International Bond, 8.25%, 5/9/28 (b)	$215,638
300,000	Banque Centrale de Tunisie International Bond, 5.63%, 2/17/24	334,356
	Colombia Government International Bond
400,000,000	9.85%, 6/28/27	152,881
200,000	5.00%, 6/15/45	232,300
8,000,000	Dominican Republic International Bond, 8.90%, 2/15/23 (b)	150,300
200,000	Gabon Government International Bond, 6.38%, 12/12/24 (b)	208,837
250,000	Iraq International Bond, 5.80%, 1/15/28 (b)	244,218
200,000	Kazakhstan Government International Bond, 4.88%, 10/14/44 (b)	246,848
300,000	Mexico Government International Bond, 4.15%, 3/28/27	321,450
200,000	Republic of Belarus International Bond, 7.63%, 6/29/27 (b)	227,250
4,000,000	Republic of South Africa Government Bond, 7.00%, 2/28/31	242,134
500,000	Spain Government Bond, 2.70%, 10/31/48 (b)	744,751
200,000	Ukraine Government International Bond, 7.38%, 9/25/32 (b)	213,237
8,034,127	Uruguay Government International Bond, 3.70%, 6/26/37	208,668
	TOTAL SOVEREIGN DEBTS (Cost - $3,535,680)	3,742,868
	TERM LOANS - 1.1%
59,697	24 Hour Fitness Worldwide, Inc., 5.30%, 5/26/25	44,987
59,700	Adient US LLC, 6.14%, 5/6/24	59,984
77,181	Allegiant Travel Company, 6.39%, 2/5/24	77,663
99,000	American Airlines, Inc., 3.54%, 6/27/25	99,077
88,582	Aramark Services, Inc., 3.55%, 3/28/24	88,887
219,392	Avis Budget Car Rental LLC, 3.80%, 2/7/25	220,581
27,149	B&G Foods, Inc., 4.30%, 10/10/26	27,341
17,000	Bausch Health Companies Inc., 4.49%, 11/27/25	17,079
41,636	Bausch Health Companies, Inc., 4.74%, 6/2/25	41,844
58,810	Bowie Resource Holdings LLC, 7.66%, 8/17/20	57,192
250,000	Buckeye Partners LP, 4.44%, 11/1/26	251,980
59,695	Caesars Resort Collection LLC, 4.55%, 12/23/24	59,758
99,245	Charter Communications Operating LLC, 3.55%, 2/1/27	99,804
195,000	CSC Holdings LLC, 3.99%, 7/17/25	195,109
74,813	DaVita Inc., 4.05%, 8/12/26	75,333
39,699	Global Tel Link Corp., 6.05%, 11/29/25	35,948
74,003	Go Daddy Operating Company LLC, 3.55%, 2/15/24	74,373
55,504	Gray Television, Inc., 4.20%, 1/2/26	55,817

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	TERM LOANS - 1.1% (Continued)
$42,702	HCA, Inc., 3.55%, 3/18/26	$42,910
95,202	Hertz Corp., 4.55%, 6/30/23	95,698
236,839	Hilton Worldwide Finance LLC, 3.54%, 6/22/26	238,320
96,835	Horizon Therapeutics USA, Inc., 4.00%, 5/22/26	97,118
111,756	IQVIA, Inc., 3.69%, 1/17/25	112,203
137,722	JBS USA LUX SA, 3.80%, 5/1/26	138,525
147,375	KFC Holding Co., 3.49%, 4/3/25	147,743
7,651	Legalzoom.com, Inc., 6.30%, 11/21/24	7,670
147,483	Michaels Stores, Inc., 4.29%, 1/30/23	142,469
26,858	MKS Instruments, Inc., 3.55%, 2/2/26	26,938
59,848	Navistar, Inc., 5.24%, 11/6/24	59,598
30,000	PITNEY BOWES, Inc., 7.66%, 1/17/25	29,634
98,228	Sinclair Television Group, Inc., 4.05%, 1/3/24	97,941
58,286	Strike LLC, 10.06%, 11/30/22	57,849
58,479	Thor Industries, Inc., 5.50%, 2/2/26	58,625
93,434	United Rentals (North America), Inc., 3.55%, 10/31/25	93,952
43,261	Ventia Finco Pty Ltd., 5.44%, 5/21/26	43,423
	TOTAL TERM LOANS (Cost - $3,078,052)	3,073,373
	MUNICIPAL BONDS - 0.9%
	California Health Facilities Financing Authority
45,000	2.93%, 6/1/32	44,847
40,000	2.98%, 6/1/33	39,680
30,000	3.03%, 6/1/34	29,743
20,000	City & County Honolulu HI Wastewater System Revenue, 2.59%, 7/1/28	20,295
85,000	City of Austin TX Electric Utility Revenue, 6.26%, 11/15/32	105,023
165,000	City of San Francisco CA Public Utilities Commission Water Revenue, 3.47%, 11/1/43	164,698
110,000	Foothill-Eastern Transportation Corridor Agency, 4.09%, 1/15/49	109,818
95,000	Gilroy Unified School District, 3.36%, 8/1/47	93,115
85,000	Massachusetts School Building Authority, 3.40%, 10/15/40	84,975
70,000	Metro Wastewater Reclamation District, 3.16%, 4/1/41	69,395
205,000	Metropolitan St Louis Sewer District, 3.26%, 5/1/45	205,072
50,000	New Jersey Transportation Trust Fund Authority, 4.13%, 6/15/42	49,596
Shares/ Principal		Fair Value
	MUNICIPAL BONDS - 0.9% (Continued)
$45,000	New York State Dormitory Authority, 3.14%, 7/1/43	$44,615
280,000	New York State Urban Development Corp., 2.97%, 3/15/34	279,238
140,000	Pennsylvania Turnpike Commission, 3.58%, 12/1/43	139,625
115,000	Permanent University Fund - Texas A&M University System, 3.10%, 7/1/49	111,997
45,000	Regional Transportation District Sales Tax Revenue, 3.26%, 11/1/38	45,034
40,000	Salt Lake City Corp., 3.10%, 4/1/38	39,113
30,000	San Bernardino Community College District, 3.27%, 8/1/39	29,657
35,000	San Diego County Regional Transportation Commission, 3.25%, 4/1/48	35,016
90,000	San Jose Redevelopment Agency Successor Agency, 3.23%, 8/1/27	94,476
170,000	State of New York, 3.20%, 2/15/39	170,053
60,000	State of Oregon Department of Transportation, 3.17%, 11/15/38	59,747
85,000	State of Texas, 3.21%, 4/1/44	85,848
	Texas State University System
35,000	2.94%, 3/15/33	35,155
30,000	3.29%, 3/15/40	29,674
80,000	University of Pittsburgh-of the Commonwealth System of Higher Education, 3.01%, 9/15/41	78,338
60,000	Utah Transit Authority, 3.44%, 12/15/42	60,916
170,000	Water Works Board of The City of Birmingham (The), 3.57%, 1/1/45	172,057
	TOTAL MUNICIPAL BONDS (Cost - $2,525,990)	2,526,816
	SHORT-TERM INVESTMENTS - 5.7%
	MONEY MARKET FUNDS - 5.7%
11,572,120	Dreyfus Government Cash Management, 1.51% (d)	11,572,120
5,206,023	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (d)	5,206,023
	TOTAL SHORT-TERM INVESTMENTS (Cost - $16,778,143)	16,778,143
	TOTAL INVESTMENTS - 101.8% (Cost - $218,827,980)	$297,355,996
	OTHER ASSETS LESS LIABILITIES - NET - (1.8)%	(5,116,045)
	TOTAL NET ASSETS - 100.0%	$292,239,951

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  Variable rate security. The rate shown is the rate in effect at period end.

(b)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2019, these securities amounted to $22,905,944 or 7.8% of net assets.

(c)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(d)  The rate shown is the annualized seven-day yield at period end.

CLO - Collateralized Loan Obligation

GO - General Obligation

PLC - Public Limited Company

Libor - London Interbank Offered Rate

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
Australian 10 Year Bond Future	JP Morgan Securities LLC	12	3/16/2020	$1,205,909	$(17,119)
Australian 3 Year Bond Future	JP Morgan Securities LLC	25	3/16/2020	2,021,222	(10,588)
Canadian 10 Year Bond Future	JP Morgan Securities LLC	15	3/20/2020	1,590,283	(29,497)
Euro-BTP Future	JP Morgan Securities LLC	7	3/6/2020	1,119,380	4,178
U.S. 10 Year Note Future	JP Morgan Securities LLC	20	3/20/2020	2,568,438	(22,187)
U.S. 2 Year Note Future	JP Morgan Securities LLC	18	3/31/2020	3,879,000	469
U.S. 5 Year Note Future	JP Morgan Securities LLC	12	3/31/2020	1,423,313	(4,500)
U.S. Long Bond Future	JP Morgan Securities LLC	10	3/20/2020	1,559,063	(35,625)
U.S. Ultra Bond Future	JP Morgan Securities LLC	8	3/20/2020	1,453,250	(42,859)
					(157,728)
SHORT FUTURES CONTRACTS
Euro-OAT Future	JP Morgan Chase Bank	5	3/6/2020	913,547	6,398
U.S. 10 Year Ultra Future	JP Morgan Securities LLC	13	3/20/2020	1,829,141	22,750
					29,148
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(128,580)

INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	At Maturity	US-CPI	1.96%	08/31/24	$900,000	USD	$1,384	$-	$1,384
JP Morgan Chase Bank	At Maturity	US-CPI	1.72%	08/14/26	275,000	USD	3,380	-	3,380
Deutsche Bank	Quarterly	2.77%	China Fixing Repo Rates 7 Day	08/26/24	2,350,000	CNY	(2,116)	-	(2,116)
Deutsche Bank	Quarterly	2.77%	China Fixing Repo Rates 7 Day	08/23/24	2,950,000	CNY	(2,621)	-	(2,621)
Deutsche Bank	Quarterly	2.79%	China Fixing Repo Rates 7 Day	08/30/24	3,700,000	CNY	(3,019)		(3,019)
Deutsche Bank	Quarterly	2.75%	China Fixing Repo Rates 7 Day	09/06/24	2,450,000	CNY	(2,680)	-	(2,680)
TOTAL NET UNREALIZED DEPRECIATION ON INTEREST RATE SWAPS								$-	$(5,672)
CURRENCY SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	Quarterly	3 Month US Libor	2.5%	05/04/21	$232,400		$6,898	$-	$6,898
Citibank NA	Quarterly	3 Month US Libor	3 Month Euribor	07/10/21	280,000		600	-	600
JP Morgan Chase Bank	Quarterly	3 Month US Libor	3 Month Euribor	08/20/21	276,750		(2,709)	-	(2,709)
Citibank NA	Quarterly	3 Month US Libor	3 Month Euribor	10/15/21	275,000		(4,093)	-	(4,093)
Citibank NA	Quarterly	3 Month US Libor	3 Month Euribor	10/30/21	555,000		(3,608)	-	(3,608)
Citibank NA	Quarterly	3 Month US Libor	3 Month Euribor	11/22/21	552,500		(6,517)	-	(6,517)
Citibank NA	Quarterly	3 Month US Libor	3 Month Euribor	12/20/21	943,500		(9,209)	-	(9,209)
Citibank NA	Quarterly	3 Month US Libor	3 Month Euribor	12/12/21	610,500		(6,181)	-	(6,181)
TOTAL NET UNREALIZED DEPRECIATION ON CURRENCY SWAPS								$-	$(24,819)

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

CREDIT DEFAULT SWAPS
Counterparty	Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JP Morgan	Italy Government Int'l Bond	Quarterly	Sell	-	1.00%	06/20/23	$170,000	$(281)	$1,390	$(1,671)
JP Morgan	Italy Government Int'l Bond	Quarterly	Buy	1.00%	-	06/20/23	170,000	282	(5,734)	6,016
Citibank NA	Nabors Industries, Inc.	Quarterly	Sell	-	1.00%	12/20/21	170,000	5,911	4,863	1,048
Citibank NA	Nabors Industries, Inc.	Quarterly	Buy	1.00%	-	12/20/23	170,000	(22,931)	(20,183)	(2,748)
Citibank NA	MCDX.NA.31	Quarterly	Buy	1.00%	-	12/20/23	1,050,000	20,635	8,448	12,187
JP Morgan	Ally Financials, Inc.	Quarterly	Sell	-	5.00%	12/20/24	350,000	(71,002)	(65,016)	(5,986)
JP Morgan	Goldman Sachs Group	Quarterly	Buy	1.00%	-	12/20/24	350,000	8,148	5,992	2,156
JP Morgan	Morgan Stanley	Quarterly	Buy	1.00%	-	12/20/24	350,000	8,670	6,576	2,094
Citibank NA	Indonesia Republic	Quarterly	Buy	1.00%	-	12/20/24	255,000	4,578	1,660	2,918
Citibank NA	Spain Government Int'l Bond	Quarterly	Buy	1.00%	-	12/20/24	200,000	5,652	5,663	(11)
Citibank NA	Russian Foreign Bond	Quarterly	Buy	1.00%	-	12/20/24	140,000	3,010	1,382	1,628
Citibank NA	Avon Products, Inc.	Quarterly	Sell	-	5.00%	03/20/23	135,000	(18,644)	(12,643)	(6,001)
Citibank NA	Republic of Argentina	Quarterly	Buy	5.00%	-	12/20/21	195,000	(105,884)	(100,232)	(5,652)
Citibank NA	Republic of Argentina	Quarterly	Buy	5.00%	-	12/20/21	75,000	(40,725)	(40,444)	(281)
TOTAL NET UNREALIZED APPRECIATION ON CREDIT DEFAULT SWAPS									$(208,278)	$5,697

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
01/09/20	JP Morgan Chase Bank	357,636	USD	530,000	AUD	$(15,015)
01/28/20	JP Morgan Chase Bank	102,263	USD	150,000	AUD	(3,253)
01/29/20	JP Morgan Chase Bank	20,500,000	JPY	195,099	USD	(6,159)
01/29/20	JP Morgan Chase Bank	15,000,000	JPY	140,315	USD	(2,066)
01/29/20	JP Morgan Chase Bank	37,000,000	JPY	351,594	USD	(10,580)
01/29/20	JP Morgan Chase Bank	36,100,000	JPY	341,302	USD	(8,583)
01/30/20	JP Morgan Chase Bank	1,000,000	EUR	1,112,748	USD	11,932
01/30/20	JP Morgan Chase Bank	1,355,000	NOK	152,790	USD	1,432
01/30/20	JP Morgan Chase Bank	1,910,000	NOK	209,569	USD	7,821
01/30/20	JP Morgan Chase Bank	143,162	USD	190,000	CAD	(3,382)
01/30/20	JP Morgan Chase Bank	155,719	USD	1,033,509	DKK	140
01/30/20	JP Morgan Chase Bank	368,058	USD	2,441,514	DKK	524
01/30/20	JP Morgan Chase Bank	335,011	USD	298,355	EUR	(542)
01/30/20	JP Morgan Chase Bank	334,260	USD	295,000	EUR	2,480
01/30/20	JP Morgan Chase Bank	553,473	USD	500,000	EUR	(8,869)
01/30/20	JP Morgan Chase Bank	20,636	USD	18,274	EUR	83
01/30/20	JP Morgan Chase Bank	769,361	USD	681,312	EUR	3,103
02/24/20	JP Morgan Chase Bank	333,840	USD	2,370,000	CNY	(5,853)
03/13/20	JP Morgan Chase Bank	37,600,000	JPY	353,771	USD	(6,345)
03/16/20	JP Morgan Chase Bank	3,590,000	NOK	400,893	USD	7,744
03/16/20	JP Morgan Chase Bank	2,570,000	SEK	262,206	USD	13,344
03/16/20	Citibank, NA	166,157	USD	220,000	CAD	(3,544)
03/16/20	Deutsche Bank	30,245	USD	40,000	CAD	(610)
03/16/20	JP Morgan Chase Bank	99,076	USD	131,000	CAD	(1,973)
03/16/20	JP Morgan Chase Bank	237,047	USD	310,000	CAD	(2,078)
03/16/20	Deutsche Bank	513,441	USD	458,000	EUR	(3,114)
03/16/20	JP Morgan Chase Bank	244,265	USD	220,000	EUR	(3,862)
03/16/20	JP Morgan Chase Bank	447,439	USD	399,001	EUR	(2,573)
03/16/20	JP Morgan Chase Bank	270,202	USD	2,570,000	SEK	(5,348)
03/25/20	JP Morgan Chase Bank	200,050	USD	238,000,000	KRW	(6,190)
04/15/20	JP Morgan Chase Bank	655,000	TRY	103,861	USD	3,300
06/15/20	JP Morgan Chase Bank	2,000,000,000	IDR	139,742	USD	2,060
06/15/20	JP Morgan Chase Bank	480,000,000	IDR	33,513	USD	520
06/16/20	JP Morgan Chase Bank	1,950,000	MXN	98,721	USD	2,028
06/16/20	JP Morgan Chase Bank	1,330,000	MXN	67,643	USD	1,073
TOTAL NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(42,355)
See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. ("GSAM").

How did the Portfolio perform during the period?

During 2019, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Conservative. The Portfolio posted a return of 14.21% compared to a benchmark return of 16.55%, a difference of -234 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Using a momentum-based methodology to dynamically allocate across global asset classes, the Portfolio seeks to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods.

During 2019, the Portfolio's trend-based strategy contributed to performance. The allocation to U.S. large-cap equity was the largest contributor to performance, followed by U.S. Treasuries, European equities, Japanese equities, U.S. mid-cap equities, U.S. small-cap equities and U.K. equities. The Portfolio's de-risking strategy, where the Portfolio de-risks a portion of individual equity sleeves to cash during periods of heightened volatility in those markets, detracted from returns, as U.S. and Japanese equities rallied in January 2019 following earlier periods of volatility in the fourth quarter of 2018.

How was the Portfolio positioned at period end?

During the fourth quarter, the Portfolio increased its allocation to U.S. large cap, mid-cap, and small-cap equities, as well as Japanese equities. Positions in European and U.K. equities, as well as U.S. Treasuries were reduced. As a result, at the end of the year, the Portfolio had approximately 60% of its assets tactically allocated to equities. Regionally, the Portfolio had a tactical 41.2% allocation to U.S. equities, due to positive momentum. U.S. large-cap equities represented 35.0% of the Portfolio, while U.S. small-cap and U.S. mid-cap equities each represented 3.1%. Within international equity, the Portfolio held a tactical allocation of 9.4% to European equities and 9.4% to Japanese equities given equity market momentum in these markets. The Portfolio had no allocation to UK equities due to relatively poor trends.

In general, the Portfolio seeks to maintain between 40-60% of its assets in developed equity investments and 40-60% of its assets in U.S. fixed income investments. The Portfolio may make allocations at the higher-end of asset allocation ranges to those asset classes with strong momentum, and at the lower-end to those asset classes with weak momentum.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Three Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Class II	April 30, 2015	14.21%	5.17%	3.01%	1.32%	1.24%
S&P Global Managed Risk LargeMidCap Index - Conservative^		16.55%	8.15%	4.97%
S&P Target Risk® Conservative Index (Total Return)+		13.99%	6.75%	4.78%

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective July 1, 2019, the Portfolio's benchmark is the S&P Global Managed Risk LargeMidCap Index - Conservative. The S&P Global Managed Risk LargeMidCap Index - Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 50% to the underlying bond index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The S&P Target Risk® Conservative Index (Total Return) provides significant exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Treasury Securities	51.1%
Exchange Traded Funds	36.3%
Short-Term Investments	10.2%
Other Assets Less Liabilities - Net	2.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	U.S. TREASURY SECURITIES - 51.1%
$15,610,000	U.S. Treasury Note, 2.75%, 2/15/28 (Cost - $16,886,392)	$16,642,333
	EXCHANGE TRADED FUNDS - 36.3%
	DEBT FUNDS - 7.7%
25,057	iShares Short Maturity Bond ETF	1,259,114
13,750	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1,257,163
	TOTAL DEBT FUNDS	2,516,277
	EQUITY FUNDS - 28.6%
9,636	iShares Core S&P 500 ETF	3,114,741
9,563	SPDR S&P 500 ETF Trust	3,077,947
10,537	Vanguard S&P 500 ETF	3,116,844
	TOTAL EQUITY FUNDS	9,309,532
	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,233,661)	11,825,809
Shares/ Principal		Fair Value
	SHORT-TERM INVESTMENTS - 10.2%
	MONEY MARKET FUNDS - 10.2%
3,336,862	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a) (Cost - $3,336,862)	$3,336,862
	TOTAL INVESTMENTS - 97.6% (Cost - $29,456,915)	$31,805,004
	OTHER ASSETS LESS LIABILITIES - NET - 2.4%	770,965
	TOTAL NET ASSETS - 100.0%	$32,575,969

(a)  The rate shown is the annualized seven-day yield at period end.

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index Future	JP Morgan Securities LLC	98	3/20/2020	$4,102,086	$(1,411)
Nikkei 225 (OSE) Future	Societe Generale	10	3/12/2020	2,175,293	20,474
S&P 500 E-Mini Future	JP Morgan Securities LLC	7	3/20/2020	1,130,885	10,209
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$29,272

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. ("BFM"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2019, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive. The Portfolio posted a return of 17.11% compared to a benchmark return of 21.30%, a difference of -419 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Much of the positive equity performance this year reflected improving investor sentiment, as global trade tensions have generally eased, and central banks globally have shifted to a more dovish stance in the face of slowing growth. Though growth has been moderating, the near-term risk of a U.S. recession is low. With corporate earnings growth slowing but still solid, equity valuations back in line with post-crisis averages, and few signs of overheating in the U.S. economy, the Portfolio remained positioned to take advantage of late-cycle equity gains.

Within equities, the Portfolio maintained an overweight to the U.S. relative to international markets, which also proved beneficial to Portfolio performance. The Portfolio added minimum volatility factor exposure in the second half of the year. The allocation was additive to returns in the third quarter of 2019, but it was a detractor in the fourth quarter of 2019 as equity markets rallied into year-end as U.S. and China reached an agreement for a Phase 1 trade deal. The Portfolio was also overweight U.S. Mid-cap stocks, which underperformed the Portfolio's U.S. equity benchmark.

Within fixed income, the Portfolio maintained an overweight to credit relative to treasuries for the first six months of the year, which had a positive impact on performance. The Portfolio's duration positioning was slightly short throughout the first half of the year, which contributed negatively to performance as interest rates rallied. The Portfolio increased duration and shifted from credit toward treasuries in the second half of the year. This defensive posture was a headwind for fixed income performance as interest rates rose toward the end of the year.

The managed risk component was a significant detractor to performance during 2019, with the majority of the drag occurring during the first quarter. Consistent with other global equity markets, the S&P 500® Index corrected -13.52% in the fourth quarter of 2018, then recovered rapidly, up 13.65% in the first quarter of 2019. To put this into historical context, since 1950, quarterly S&P 500® returns of this magnitude have occurred less than 5% of the time. This correction and rapid recovery in the equity markets resulted in the Portfolio being underweight equity, particularly during December 2018 and January 2019. As a result, while the managed risk component worked as designed to protect the Portfolio during the market correction, and was therefore a meaningful contributor to performance during this period, it was a meaningful detractor to performance in early 2019.

How was the Portfolio positioned at period end?

A supportive policy mix and the prospect of an extended cycle underpin BFM's positive view on equities. The BFM investment team continues to favor U.S. equities over other developed markets. From an equity factors perspective, the Portfolio remains defensively positioned, with a preference for minimum volatility exposure and quality stocks. From a fixed income perspective, the trend of credit spread compression may not imminently reverse, but the BFM investment team expects further gains to be incremental. The Portfolio maintains an overweight to U.S. Treasuries relative to credit assets into year-end.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Growth Managed Risk Portfolio
Class II	April 30, 2014	17.11%	8.47%	4.34%	4.69%	0.99%	0.96%
S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive^		21.30%	10.65%	6.15%	5.89%
S&P Target Risk® Growth Index (Total Return)+		19.20%	9.23%	6.63%	6.56%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio were managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective July 1, 2019, the Portfolio's benchmark is the S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive. The S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 20% to the underlying bond index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	95.2%
Short-Term Investments	4.9%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Global Atlantic Growth Managed Risk Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	EXCHANGE TRADED FUNDS - 95.2%
	DEBT FUNDS - 14.7%
43,702	iShares 20+ Year Treasury Bond ETF	$5,920,747
158,615	iShares Floating Rate Bond ETF	8,076,676
37,462	iShares MBS ETF	4,048,144
1,745,691	iShares U.S. Treasury Bond ETF	45,283,224
	TOTAL DEBT FUNDS	63,328,791
	EQUITY FUNDS - 80.5%
486,321	iShares Core MSCI EAFE ETF	31,727,582
486,783	iShares Core S&P 500 ETF	157,347,737
210,590	iShares Core S&P Mid-Cap ETF	43,343,634
171,661	iShares Core S&P Small-Cap ETF	14,393,775
134,520	iShares Edge MSCI Min Vol EAFE ETF	10,027,121
211,054	iShares Edge MSCI Min Vol Emerging Markets ETF	12,380,428
874,171	iShares Edge MSCI Min Vol USA ETF	57,345,617
116,156	iShares Russell 1000 ETF	20,724,553
	TOTAL EQUITY FUNDS	347,290,447
	TOTAL EXCHANGE TRADED FUNDS (Cost - $326,856,934)	410,619,238
Shares/ Principal		Fair Value
	SHORT-TERM INVESTMENTS - 4.9%
	MONEY MARKET FUNDS - 4.9%
21,083,151	Dreyfus Government Cash Management, 1.51% (a)	$21,083,151
119,432	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a)	119,432
	TOTAL SHORT-TERM INVESTMENTS (Cost - $21,202,583)	21,202,583
	TOTAL INVESTMENTS - 100.1% (Cost - $348,059,517)	$431,821,821
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(264,365)
	TOTAL NET ASSETS - 100.0%	$431,557,456

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. ("BFM"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2019, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 15.94% compared to a benchmark return of 18.15%, a difference of -221 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Much of the positive equity performance this year reflected improving investor sentiment, as global trade tensions have generally eased, and central banks globally have shifted to a more dovish stance in the face of slowing growth. Though growth has been moderating, the near-term risk of a U.S. recession is low. With corporate earnings growth slowing but still solid, equity valuations back in line with post-crisis averages, and few signs of overheating in the U.S. economy, the Portfolio remained positioned to take advantage of late-cycle equity gains.

Within equities, the Portfolio maintained an overweight to the U.S. relative to international markets, which also proved beneficial to Portfolio performance. The Portfolio added minimum volatility factor exposure in the second half of the year. The allocation was additive to returns in the third quarter of 2019, but it was a detractor in the fourth quarter of 2019 as equity markets rallied into year-end as U.S. and China reached an agreement for a Phase 1 trade deal.

Within fixed income, the Portfolio maintained an overweight to credit relative to treasuries for the first six months of the year, which had a positive impact on performance. The Portfolio's duration positioning was slightly short throughout the first half of the year, which contributed negatively to performance as interest rates rallied. The Portfolio increased duration and shifted from credit toward treasuries in the second half of the year. This defensive posture was a headwind for fixed income performance as interest rates rose toward the end of the year.

The managed risk component was a significant detractor to performance during 2019, with the majority of the drag occurring during the first quarter. Consistent with other global equity markets, the S&P 500® Index corrected -13.52% in the fourth quarter of 2018, then recovered rapidly, up 13.65% in the first quarter of 2019. To put this into historical context, since 1950, quarterly S&P 500® returns of this magnitude have occurred less than 5% of the time. This correction and rapid recovery in the equity markets resulted in the Portfolio being underweight equity, particularly during December 2018 and January 2019. As a result, while the managed risk component worked as designed to protect the Portfolio during the market correction, and was therefore a meaningful contributor to performance during this period, it was a meaningful detractor to performance in early 2019.

How was the Portfolio positioned at period end?

A supportive policy mix and the prospect of an extended cycle underpin BFM's positive view on equities. The BFM investment team continues to favor U.S. equities over other developed markets. From an equity factors perspective, the Portfolio remains defensively positioned, with a preference for minimum volatility exposure and quality stocks. From a fixed income perspective, the trend of credit spread compression may not imminently reverse, but the investment team expects further gains to be incremental. The Portfolio maintains an overweight to U.S. Treasuries relative to credit assets into year-end.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	April 30, 2014	15.94%	7.46%	4.70%	5.03%	1.00%	1.00%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		18.15%	8.99%	5.62%	5.43%
S&P Target Risk® Moderate Index (Total Return)+		15.71%	7.58%	5.44%	5.24%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio were managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective July 1, 2019, the Portfolio's benchmark is the S&P Global Managed Risk LargeMidCap Index - Moderate Conservative. The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	95.3%
Short-Term Investments	4.8%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	EXCHANGE TRADED FUNDS - 95.3%
	DEBT FUNDS - 31.2%
19,424	iShares 20+ Year Treasury Bond ETF	$2,631,564
107,699	iShares Core U.S. Aggregate Bond ETF	12,102,137
52,875	iShares Floating Rate Bond ETF	2,692,395
63,975	iShares Intermediate-Term Corporate Bond ETF	3,709,270
12,488	iShares MBS ETF	1,349,453
853,502	iShares U.S. Treasury Bond ETF	22,139,842
	TOTAL DEBT FUNDS	44,624,661
	EQUITY FUNDS - 64.1%
99,362	iShares Core MSCI EAFE ETF	6,482,377
140,920	iShares Core S&P 500 ETF	45,550,981
43,458	iShares Core S&P Mid-Cap ETF	8,944,525
44,962	iShares Core S&P Small-Cap ETF	3,770,064
31,390	iShares Edge MSCI Min Vol EAFE ETF	2,339,810
58,630	iShares Edge MSCI Min Vol Emerging Markets ETF	3,439,236
239,371	iShares Edge MSCI Min Vol USA ETF	15,702,738
30,977	iShares Russell 1000 ETF	5,526,916
	TOTAL EQUITY FUNDS	91,756,647
	TOTAL EXCHANGE TRADED FUNDS (Cost - $112,022,384)	136,381,308
Shares/ Principal		Fair Value
	SHORT-TERM INVESTMENTS - 4.8%
	MONEY MARKET FUNDS - 4.8%
6,908,367	Dreyfus Government Cash Management, 1.51% (a)	$6,908,367
4,695	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a)	4,695
	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,913,062)	6,913,062
	TOTAL INVESTMENTS - 100.1% (Cost - $118,935,446)	$143,294,370
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(73,293)
	TOTAL NET ASSETS - 100.0%	$143,221,077

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Pacific Investment Management Company LLC ("PIMCO").

How did the Portfolio perform during the period?

During 2019, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate. The Portfolio posted a return of 18.37% compared to a benchmark return of 19.68%, a difference of -131 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

Following a turbulent end of 2018, 2019 was highlighted by strong returns for both equities and bonds, spurred by global central bank easing led by the U.S Federal Reserve's dovish pivot early in 2019. Throughout the middle of the year, investors weighed trade tensions and disappointing economic data against more accommodative global central bank policies leading to volatile risk sectors and periods of volatility in equity markets. Markets rebounded through the end of the year, as positive trade development and tentative signs of global growth stabilization supported risk assets with equities reaching an all-time high. The Portfolio adjusted equity exposure higher amid the market rally in the first half of the year, spending a larger portion of the time at maximum equity exposure, which contributed to performance. Dynamic equity exposure detracted during the V-shaped bouts of volatility driven by flaring trade tensions, while an overweight equity position during the end-of-year rally contributed.

The Portfolio's fixed income allocation contributed to performance. An underweight to duration overall, sourced primarily from tactical short exposure to duration in the U.K. and Japan detracted from performance, as rates in these countries rallied across the yield curve. Within spread sectors, an allocation to investment grade credit contributed to performance as risk assets rallied but was offset by positioning in agency mortgage backed securities which detracted from performance as a rally in rates led to an increase in prepayments.

How was the Portfolio positioned at period end?

The Portfolio ended the year near maximum equity exposure as the market rallied to close out the year. Within fixed income, the Portfolio remained neutral duration overall with a preference for U.S. duration against rate exposure in other developed regions, including in the U.K. and Japan. PIMCO believes that the intermediate portion of the curve continues to offer attractive characteristics given the potential for longer-term rates to rise as term premiums return. PIMCO finds attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector, though the Portfolio overall remains underweight investment grade credit.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Three Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic PIMCO Tactical Allocation Portfolio
Class II	April 30, 2015	18.37%	8.32%	5.00%	1.32%	1.21%
S&P Global Managed Risk LargeMidCap Index - Moderate^		19.68%	9.82%	5.34%
S&P Target Risk® Moderate Index (Total Return)+		15.71%	7.58%	5.31%

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective July 1, 2019, the Portfolio's benchmark is the S&P Global Managed Risk LargeMidCap Index - Moderate. The S&P Global Managed Risk LargeMidCap Index - Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Treasury Securities	35.8%
Exchange Traded Funds	30.4%
Agency Mortgage Backed Securities	23.7%
Corporate Bonds and Notes	13.3%
Asset Backed and Commercial Backed Securities	5.7%
Sovereign Debts	1.6%
Municipal Bonds	0.1%
Short-Term Investments	8.0%
Other Assets Less Liabilities - Net	(18.6)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	U.S. TREASURY SECURITIES - 35.8%
	U.S. Treasury Note
$700,000	1.13%, 8/31/21	$694,613
100,000	2.00%, 12/31/21	100,801
1,500,000	1.88%, 3/31/22	1,509,551
500,000	1.88%, 4/30/22	503,242
100,000	1.88%, 7/31/22	100,707
100,000	1.38%, 10/15/22	99,391
205,000	2.00%, 11/30/22	207,314
400,000	2.50%, 8/15/23	411,984
200,000	2.63%, 12/31/23	207,461
400,000	2.00%, 6/30/24	405,547
110,000	2.13%, 5/15/25	112,269
100,000	1.63%, 5/15/26	98,988
500,000	2.00%, 11/15/26	505,801
	U.S. Treasury Bond
520,000	6.25%, 5/15/30	731,758
230,000	4.25%, 5/15/39	303,151
100,000	4.50%, 8/15/39	135,926
340,000	4.25%, 11/15/40	450,726
100,000	4.38%, 5/15/41	135,035
80,000	3.13%, 11/15/41	90,919
80,000	3.13%, 2/15/42	90,925
110,000	2.88%, 5/15/43	120,093
200,000	3.75%, 11/15/43	250,617
100,000	3.38%, 5/15/44	118,594
480,000	3.13%, 8/15/44	547,219
80,000	3.00%, 11/15/44	89,375
200,000	3.00%, 5/15/45	223,789
100,000	2.88%, 11/15/46	109,961
25,000	2.75%, 11/15/47	26,878
140,000	3.13%, 5/15/48	161,612
	U.S. Treasury Inflation Indexed Note
162,458	0.63%, 1/15/26	167,436
21,041	0.38%, 7/15/27	21,462
417,320	0.50%, 1/15/28	428,104
102,522	0.75%, 7/15/28	107,855
81,534	0.88%, 1/15/29	86,581
	U.S. Treasury Inflation Indexed Bond
127,611	2.38%, 1/15/27	147,294
104,359	1.00%, 2/15/48	115,470
	TOTAL U.S. TREASURY SECURITIES (Cost - $9,207,773)	9,618,449
	EXCHANGE TRADED FUNDS - 30.4%
	EQUITY FUNDS - 30.4%
58,741	iShares MSCI EAFE ETF	4,078,975
12,682	SPDR S&P 500 ETF Trust	4,081,829
	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,959,761)	8,160,804
Shares/ Principal		Fair Value
	AGENCY MORTGAGE BACKED SECURITIES - 23.7%
	FEDERAL HOME LOAN BANKS - 1.1%
$300,000	Federal Home Loan Bank Discount Notes, 1.60%, 3/6/20 (a)	$299,168
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.4%
	Federal National Mortgage Association
100,000	4.50%, 1/1/50 (b)	105,266
4,700,000	3.50%, 2/1/50 (b)	4,833,289
		4,938,555
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.2%
1,100,000	Government National Mortgage Association, 3.50%, 1/20/50 (b)	1,133,515
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $6,370,579)	6,371,238
	CORPORATE BONDS AND NOTES - 13.3%
	AEROSPACE & DEFENSE - 0.2%
50,000	Spirit AeroSystems Inc, 3.95%, 6/15/23	51,550
	AIRLINES - 0.6%
23,295	American Airlines 2013-1 Class A Pass Through Trust, 4.00%, 7/15/25	24,515
10,000	American Airlines 2019-1 Class A Pass Through Trust, 3.50%, 2/15/32	10,284
38,258	Spirit Airlines Pass Through Trust 2015-1A, 4.10%, 4/1/28	39,872
89,447	United Airlines 2016-1 Class AA Pass Through Trust, 3.10%, 7/7/28	91,406
		166,077
	AUTO MANUFACTURERS - 0.1%
30,000	Nissan Motor Acceptance Corp., 2.80%, 1/13/22 (c)	30,196
	BANKS - 5.5%
100,000	Banco La Hipotecaria SA, 4.75%, 11/15/22 (c)	101,696
	Bank of America Corp.
100,000	3.09%, (3 Month US Libor + 1.09%), 10/1/25 (d)	103,209
11,000	3.42%, (3 Month US Libor + 1.04%), 12/20/28 (d)	11,551
200,000	Barclays PLC, 4.61%, (3 Month US Libor + 1.40%), 2/15/23 (d)	208,900
30,000	CIT Group, Inc., 4.13%, 3/9/21	30,566
50,000	Citigroup, Inc., 2.65%, 10/26/20	50,273
15,000	Goldman Sachs Group, Inc. (The), 6.00%, 6/15/20	15,265
100,000	Lloyds Bank Corporate Markets PLC/ New York NY, 2.38%, (3 Month US Libor + 0.50%), 10/26/20 (d)	100,201

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	BANKS - 5.5% (continued)
$100,000	Mitsubishi UFJ Financial Group, Inc., 3.41%, 3/7/24	$104,285
100,000	Morgan Stanley, 3.12%, (3 Month US Libor + 1.22%), 5/8/24 (d)	101,785
100,000	Royal Bank of Scotland Group PLC, 2.88%, (1 Year ICE GBP Swap + 1.49%), 9/19/26 (d)	137,949
200,000	Santander UK PLC, 2.57%, (3 Month US Libor + 0.66%), 11/15/21 (d)	200,974
200,000	UBS Group AG, 2.65%, 2/1/22 (c)	202,057
100,000	Wells Fargo & Co., 3.16%, (3 Month US Libor + 1.23%), 10/31/23 (d)	101,779
		1,470,490
	CHEMICALS - 0.1%
30,000	Huntsman International LLC, 4.50%, 5/1/29	31,882
	COMPUTERS - 0.4%
100,000	Dell International LLC / EMC Corp., 5.30%, 10/1/29 (c)	112,759
	DIVERSIFIED FINANCIAL SERVICES - 0.6%
40,000	Avolon Holdings Funding Ltd., 4.38%, 5/1/26 (c)	42,252
100,000	ORIX Corp., 4.05%, 1/16/24	106,439
		148,691
	ELECTRIC - 0.3%
	Southern California Edison Co.
20,000	4.65%, 10/1/43	22,692
50,000	4.00%, 4/1/47	52,643
		75,335
	ELECTRONICS - 0.1%
30,000	Flex Ltd., 4.88%, 6/15/29	32,592
	GAS - 0.1%
30,000	Washington Gas Light Co., 3.80%, 9/15/46	31,297
	HEALTHCARE-SERVICES - 0.2%
40,000	Adventist Health System/West, 2.43%, 9/1/24	40,072
10,000	Centene Corp., 4.75%, 1/15/25 (c)	10,387
		50,459
	LODGING - 0.1%
30,000	Las Vegas Sands Corp., 2.90%, 6/25/25	30,319
	MACHINERY-DIVERSIFIED - 0.2%
40,000	Westinghouse Air Brake Technologies Corp., 4.40%, 3/15/24	42,473
	MEDIA - 0.4%
100,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.75%, 2/15/28	103,731
Shares/ Principal		Fair Value
	OIL & GAS - 0.1%
$30,000	Diamondback Energy, Inc., 2.88%, 12/1/24	$30,350
	PHARMACEUTICALS - 0.8%
10,000	AbbVie Inc, 2.60%, 11/21/24 (c)	10,081
100,000	Bayer US Finance II LLC, 2.75%, 7/15/21 (c)	100,608
100,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	100,569
		211,258
	PIPELINES - 0.9%
23,000	Energy Transfer Partners LP / Regency Energy Finance Corp., 4.50%, 11/1/23	24,370
100,000	ONEOK Inc, 4.35%, 3/15/29	108,318
100,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	111,570
		244,258
	REITS - 1.6%
100,000	American Tower Corp., 2.25%, 1/15/22	100,325
40,000	CubeSmart LP, 3.00%, 2/15/30	39,553
10,000	Equinix, Inc., 2.63%, 11/18/24	10,019
40,000	GLP Capital LP / GLP Financing II Inc, 5.38%, 4/15/26	44,216
10,000	Host Hotels & Resorts LP, 4.00%, 6/15/25	10,710
100,000	Hudson Pacific Properties LP, 4.65%, 4/1/29	110,089
100,000	Ventas Realty LP, 4.88%, 4/15/49	117,779
		432,691
	SEMICONDUCTORS - 0.5%
100,000	Broadcom, Inc., 3.13%, 4/15/21 (c)	101,214
20,000	Marvell Technology Group Ltd., 4.20%, 6/22/23	21,121
		122,335
	SOFTWARE - 0.1%
30,000	Fair Isaac Corp., 4.00%, 6/15/28 (c)	30,225
	TELECOMMUNICATIONS - 0.3%
30,000	AT&T, Inc., 4.10%, 2/15/28	32,645
30,000	Sprint Corp., 7.25%, 9/15/21	31,725
20,000	Vodafone Group PLC, 3.75%, 1/16/24	21,156
		85,526
	TRUCKING & LEASING - 0.1%
30,000	Aviation Capital Group LLC, 4.13%, 8/1/25 (c)	31,371
	TOTAL CORPORATE BONDS AND NOTES (Cost - $3,442,536)	3,565,865
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.7%
182,449	Aames Mortgage Investment Trust 2006-1, 2.27%, (1 Month US Libor + 0.48%), 4/25/36 (d)	172,137

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.7% (continued)
$10,684	ACE Securities Corp Home Equity Loan Trust Series 2002-HE2, 3.07%, (1 Month US Libor + 1.28%), 8/25/32 (d)	$10,658
9,766	ACE Securities Corp Home Equity Loan Trust Series 2006-OP1, 1.94%, (1 Month US Libor + 0.15%), 4/25/36 (d)	9,667
52,786	Alternative Loan Trust 2005-14, 2.00%, (1 Month US Libor + 0.21%), 5/25/35 (d)	48,864
23,589	Alternative Loan Trust 2005-J12, 2.33%, (1 Month US Libor + 0.54%), 8/25/35 (d)	14,909
15,047	Alternative Loan Trust 2006-OA9, 1.97%, (1 Month US Libor + 0.21%), 7/20/46 (d)	10,274
24,454	American Home Mortgage Assets Trust 2006-2, 1.98%, (1 Month US Libor + 0.19%), 9/25/46 (d)	22,795
48,468	Avery Point III CLO Ltd, 3.12%, (3 Month US Libor + 1.12%), 1/18/25 (c,d)	48,476
10,076	Bear Stearns ALT-A Trust 2005-8, 4.16%, 10/25/35 (d)	9,370
25,301	ChaseFlex Trust Series 2007-2, 2.07%, (1 Month US Libor + 0.28%), 5/25/37 (d)	23,262
11,410	Chevy Chase Funding LLC Mortgage- Backed Certificates Series 2004-3, 2.04%, (1 Month US Libor + 0.25%), 8/25/35 (c,d)	10,955
12,765	Chevy Chase Funding LLC Mortgage- Backed Certificates Series 2004-4, 2.02%, (1 Month US Libor + 0.23%), 10/25/35 (c,d)	12,279
114,070	CHL Mortgage Pass-Through Trust 2006-6, 6.00%, 4/25/36	90,804
100,000	Citigroup COmmercial Mortgage Trust 2019-SMRT, 4.15%, 1/10/36 (c)	106,452
27,602	Citigroup Mortgage Loan Trust 2007- AMC1, 1.95%, (1 Month US Libor + 0.16%), 12/25/36 (c,d)	18,478
	Countrywide Asset-Backed Certificates
123,137	2.16%, (1 Month US Libor + 0.37%), 4/25/36 (d)	118,341
15,128	1.92%, (1 Month US Libor + 0.13%), 12/25/36 (d)	14,273
45,868	1.94%, (1 Month US Libor + 0.15%), 5/25/37 (d)	44,472
21,452	1.93%, (1 Month US Libor + 0.14%), 6/25/47 (d)	18,849
6,195	Credit Suisse First Boston Mortgage Securities Corp, 4.50%, 7/25/20	6,134
9,521	CWABS Asset-Backed Certificates Trust 2006-17, 1.94%, (1 Month US Libor + 0.15%), 3/25/47 (d)	8,988
22,482	Encore Credit Receivables Trust 2005-1, 2.45%, (1 Month US Libor + 0.66%), 7/25/35 (d)	21,085
26,290	FBR Securitization Trust, 2.47%, (1 Month US Libor + 0.68%), 10/25/35 (d)	25,581
Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.7% (continued)
$22,913	Freddie Mac Multifamily Structured Pass Through Certificates, 2.40%, (1 Month US Libor + 0.70%), 9/25/22 (d)	$22,891
	Government National Mortgage Association
73,745	2.37%, (1 Month US Libor + 0.60%), 5/20/65 (d)	73,462
77,768	2.39%, (1 Month US Libor + 0.62%), 8/20/65 (d)	77,506
2,329	2.47%, (1 Month US Libor + 0.70%), 10/20/65 (d)	2,336
74,952	2.77%, (1 Month US Libor + 1.00%), 12/20/65 (d)	75,754
26,679	Great Hall Mortgages No 1 PLC, 2.03%, (3 Month US Libor + 0.13%), 6/18/39 (c,d)	25,957
23,691	GreenPoint Mortgage Funding Trust 2006-AR2, 4.24%, (1 Year CMT + 2.00%), 3/25/36 (d)	23,632
17,728	GSAMP Trust 2006-HE4, 1.93%, (1 Month US Libor + 0.14%), 6/25/36 (d)	17,094
8,494	GSR Mortgage Loan Trust 2005-AR6, 4.27%, 9/25/35 (d)	8,427
9,805	Impac CMB Trust Series 2005-8, 2.49%, (1 Month US Libor + 0.70%), 2/25/36 (d)	9,204
15,792	IndyMac INDX Mortgage Loan Trust 2006-AR4, 2.00%, (1 Month US Libor + 0.21%), 5/25/46 (d)	15,148
1,562	JP Morgan Mortgage Trust 2006-S2, 5.88%, 6/25/21	1,553
6,804	Long Beach Mortgage Loan Trust 2004-2, 3.41%, (1 Month US Libor + 1.62%), 6/25/34 (d)	6,768
24,262	Long Beach Mortgage Loan Trust 2005-3, 2.31%, (1 Month US Libor + 0.52%), 8/25/45 (d)	22,852
28,063	Long Beach Mortgage Loan Trust 2006-7, 1.95%, (1 Month US Libor + 0.16%), 8/25/36 (d)	16,468
8,838	MortgageIT Trust 2005-4, 2.07%, (1 Month US Libor + 0.28%), 10/25/35 (d)	8,477
97,443	New Residential Mortgage Loan Trust 2019-RPL3, 2.75%, 7/25/59 (c,d)	97,478
18,722	RASC Series 2004-KS10 Trust, 3.52%, (1 Month US Libor + 1.73%), 11/25/34 (d)	18,273
10,064	Reperforming Loan REMIC Trust 2006-R1, 2.13%, (1 Month US Libor + 0.34%), 1/25/36 (c,d)	9,234
23,351	SLC Student Loan Trust 2006-2, 1.99%, (3 Month US Libor + 0.10%), 9/15/26 (d)	23,291
5,857	SLM Student Loan Trust 2005-3, 2.03%, (3 Month US Libor + 0.09%), 10/25/24 (d)	5,849
16,809	Soundview Home Loan Trust 2007-WMC1, 1.90%, (1 Month US Libor + 0.11%), 2/25/37 (d)	6,084

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.7% (continued)
	Structured Adjustable Rate Mortgage Loan Trust
$6,026	4.39%, 2/25/34 (d)	$5,871
5,712	4.14%, 9/25/34 (d)	5,608
9,202	Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS, 2.09%, (1 Month US Libor + 0.30%), 10/25/35 (d)	9,061
5,903	Structured Asset Investment Loan Trust 2004-7, 2.84%, (1 Month US Libor + 1.05%), 8/25/34 (d)	5,722
16,630	Structured Asset Securities Corp Mortgage Loan Trust 2006-BC2, 1.94%, (1 Month US Libor + 0.15%), 9/25/36 (d)	15,183
40,599	WaMu Mortgage Pass-Through Certificates Series 2006-AR9 Trust, 2.63%, (COFI + 1.50%), 8/25/46 (d)	40,473
14,278	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust, 3.50%, 4/25/37 (d)	12,509
	TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $1,510,040)	1,529,268
	SOVEREIGN DEBTS - 1.6%
200,000	Development Bank of Japan, Inc., 1.63%, 9/1/21 (c)	199,057
200,000	Japan Finance Organization for Municipalities, 2.13%, 10/25/23 (c)	200,536
100,000	Peruvian Government International Bond, 8.20%, 8/12/26 (c)	38,428
	TOTAL SOVEREIGN DEBTS (Cost - $436,239)	438,021
	MUNICIPAL BONDS - 0.1%
30,000	New Jersey Transportation Trust Fund Authority, 2.55%, 6/15/23 (Cost - $30,000)	30,090
Shares/ Principal		Fair Value
	SHORT-TERM INVESTMENTS - 8.0%
	U.S. TREASURY SECURITIES - 7.8%
		U.S. Treasury Bill
$100,000	1.73%, 1/2/20 (a)	$100,000
200,000	1.57%, 1/14/20 (a)	199,902
200,000	1.60%, 1/28/20 (a)	199,789
200,000	1.58%, 1/30/20 (a)	199,773
800,000	1.60%, 2/11/20 (a)	798,678
200,000	1.57%, 2/13/20 (a)	199,653
200,000	1.56%, 3/12/20 (a)	199,416
200,000	1.57%, 3/26/20 (a)	199,296
	TOTAL U.S. TREASURY SECURITIES (Cost - $2,096,310)	2,096,507
	MONEY MARKET FUNDS - 0.2%
60,963	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (e) (Cost - $60,963)	60,963
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,157,273)	2,157,470
	TOTAL INVESTMENTS - 118.6% (Cost - $29,114,201)	$31,871,205
	OTHER ASSETS LESS LIABILITIES - NET - (18.6)%	(4,982,585)
	TOTAL NET ASSETS - 100.0%	$26,888,620

(a)  Rate shown represents discount rate at the time of purchase.

(b)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(c)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2019, these securities amounted to $1,540,176 or 5.7% of net assets.

(d)  Variable rate security. The rate shown is the rate in effect at period end.

(e)  The rate shown is the annualized seven-day yield at period end.

CLO - Collateralized Loan Obligation

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

Libor - London Interbank Offered Rate

ICE GBP Swap - ICE Swap Rate

CMT - Treasury Constant Maturity Rate

COFI - 11th District Monthly Weighted Average Cost of Funds Index

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio of Investments (Continued)

December 31, 2019

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
Euro-BTP Future	Goldman Sachs & Co.	3	3/6/2020	$479,734	$(5,489)
S&P 500 E-Mini Future	Goldman Sachs & Co.	75	3/20/2020	12,116,625	246,207
U.S. 10 Year Note Future	Goldman Sachs & Co.	4	3/20/2020	513,688	(5,750)
U.S. 10 Year Ultra Future	Goldman Sachs & Co.	4	3/20/2020	562,813	(8,469)
					226,499
SHORT FUTURES CONTRACTS
Euro-Bund Future	Goldman Sachs & Co.	2	3/6/2020	382,750	6,600
Euro-OAT Future	Goldman Sachs & Co.	1	3/6/2020	182,709	2,402
Long Gilt Future	Goldman Sachs & Co.	6	3/27/2020	1,044,274	9,181
U.S. Long Bond Future	Goldman Sachs & Co.	8	3/20/2020	1,247,250	28,937
U.S. Ultra Bond Future	Goldman Sachs & Co.	2	3/20/2020	363,313	10,251
					57,371
	TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$283,870

INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Quarterly	1.25%	3 Month US Libor	06/17/30	400,000	USD	$24,185	$22,579	$1,606
Goldman Sachs & Co.	Semi-Annually	0.15%	6 Month Euribor	06/17/30	100,000	EUR	(1,264)	80	(1,344)
TOTAL NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPS								$22,659	$262

CREDIT DEFAULT SWAPS
Counterparty	Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	CDX.NA.HY.32	Quarterly	Buy	5.00%	-	06/20/24	196,000	USD	$19,699	$10,318	$9,381
JPMorgan	CDX IG33	Quarterly	Buy	1.00%	-	12/20/24	1,900,000	USD	49,893	37,160	12,732
TOTAL NET UNREALIZED APPRECIATION ON CREDIT DEFAULT SWAPS										$47,478	$22,113

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
01/10/20	Barclays Bank PLC	41,000	EUR	45,280	USD	$771
01/10/20	Barclays Bank PLC	13,000	GBP	17,113	USD	114
01/10/20	Barclays Bank PLC	31,030	USD	24,000	GBP	(773)
01/15/20	Barclays Bank PLC	37,585	USD	126,985	PEN	(747)
01/16/20	Barclays Bank PLC	1,223,000	MXN	62,004	USD	2,606
02/14/20	Barclays Bank PLC	46,916,160	COP	13,564	USD	706
02/14/20	Barclays Bank PLC	20,400,000	JPY	188,907	USD	(714)
03/18/20	Barclays Bank PLC	237,608,000	IDR	16,694	USD	299
03/18/20	Barclays Bank PLC	1,135,712	INR	15,672	USD	111
TOTAL NET UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$2,373

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated ("Wilshire"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2019, the Portfolio outperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate. The Portfolio posted a return of 19.96% compared to a benchmark return of 19.68%, a difference of 28 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio was overweight equities versus fixed income during the first six months of 2019, which contributed to performance. The Portfolio was impacted by both dynamic asset allocation tilts as well as manager selection during 2019. An overweight to U.S. value equities generally weighed on relative performance, though absolute returns from U.S. value equities were strong. Wilshire's overweight to U.S. value equities is driven by what Wilshire considers to be a combination of highly attractive relative valuations, lower beta, and potential mean reversion.

Exposure to U.S. small cap equities was increased modestly in order to take advantage of relatively more attractive valuations vis-a-vis large cap. The combination of being overweight value and small cap equities was a detractor to performance. In the first quarter of 2019, the Portfolio reduced its allocation to the iShares Short-Term Corporate Bond ETF in order to reduce the underweight to fixed income duration. This change was made in conjunction with Wilshire's view that the likelihood of a dramatic rise in interest rates was reduced going forward. The underweight to duration was a detractor to performance. The Portfolio was overweight foreign, developed and emerging markets equities during the year. Although those markets produced strong absolute returns, the decision to overweight exposure to those markets was a mild performance detractor.

Manager selection was a positive during the year, more than offsetting the drag from asset allocation, with outperformance of the underlying funds estimated to have added +1.96% to Portfolio returns for the year. The Portfolio had several underlying funds and ETFs generate stand-alone returns in excess of 25% for the year, but the two strongest performing stand-alone allocations were MFS® VIT Mid Cap Growth Series and MFS® VIT Growth Series, which returned 38.66% and 38.15%, respectively as domestic growth equities generally outpaced all other major asset classes. Putnam VT Equity Income Fund was the strongest contributor of alpha by posting a return of 30.73% versus 26.54% for the Russell 1000 Value TR Index and contributing an estimated +0.54% to manager selection alpha.

The managed risk component was a significant detractor to performance during 2019, with the majority of the drag occurring during the first quarter. Consistent with other global equity markets, the S&P 500® Index corrected -13.52% in the fourth quarter of 2018, then recovered rapidly, up 13.65% in the first quarter of 2019. To put this into historical context, since 1950, quarterly S&P 500® returns of this magnitude have occurred less than 5% of the time. This correction and rapid recovery in the equity markets resulted in the Portfolio being underweight equity, particularly during December 2018 and January 2019. As a result, while the managed risk component worked as designed to protect the Portfolio during the market correction, and was therefore a meaningful contributor to performance during this period, it was a meaningful detractor to performance in early 2019.

How was the Portfolio positioned at period end?

Wilshire's overweight to U.S. value equities is driven by what Whilshire considers to be a combination of highly attractive relative valuations, lower beta, and potential mean reversion. Value equities are trading 2.6 standard deviations cheaper than

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

average, relative to growth equities, when measured over the past 15 years. That level of relative valuation dispersion implies that value equities (compared to growth) are currently cheaper than they will be 99.5% of the time. Earnings remain strong for many value sectors, while price-to-earnings expansion in recent years has not kept pace with growth equities.

Foreign equities, relative to domestic equities, remains another area of focus and the Portfolio is overweight foreign equities. Although earnings growth and manufacturing PMI within Europe has tailed off recently, the potential for outperformance exists. Reduced trade tensions provide the opportunity for improved global trade activity and positive economic growth in developed and emerging markets. Returns could also benefit from the U.S. dollar weakening and providing a tailwind to foreign equity results.

The Portfolio remains overweight domestic small cap equities. In Wilshire's opinion, small caps exhibit attractive valuations relative to large caps and there is more risk to large cap earnings, which have significant international revenue exposure. While late cycle risks may be presented to small cap companies, Wilshire believes that that small caps may have already priced in the late cycle risk and are poised to outperform in a recessionary environment and/or a cyclical recovery.

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	October 31, 2013	19.96%	9.04%	5.78%	6.25%	1.84%	1.22%
S&P Global Managed Risk LargeMidCap Index - Moderate^		19.68%	9.82%	5.86%	5.90%
S&P Target Risk® Moderate Index (Total Return)+		15.71%	7.58%	5.44%	5.42%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio were managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective July 1, 2019, the Portfolio's benchmark is the S&P Global Managed Risk LargeMidCap Index - Moderate. The S&P Global Managed Risk LargeMidCap Index - Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts	78.0%
Exchange Traded Funds	17.2%
Short-Term Investments	4.8%
Other Assets Less Liabilities - Net	0.0%†
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

†  Represents less than 0.05%.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	VARIABLE INSURANCE TRUSTS - 78.0%
	DEBT FUNDS - 18.1%
1,537,362	MFS Total Return Bond Series, Class I	$20,723,641
	TOTAL DEBT FUNDS	20,723,641
	EQUITY FUNDS - 59.9%
262,703	American Century VP MID Capital Value, Class I	5,432,689
831,912	American Century VP Value Fund, Class I	9,750,008
111,531	Invesco VI International Growth Fund, Class I	4,355,290
255,963	MFS Growth Series	15,204,182
400,624	MFS VIT II - International Intrinsic Value Portfolio, Class I	11,994,694
82,026	MFS VIT II Blended Research Core Equity Portfolio, Class I	4,352,304
328,539	MFS VIT MID Capital Growth Series	3,272,244
520,735	Putnam VT Equity Income	14,148,358
	TOTAL EQUITY FUNDS	68,509,769
	TOTAL VARIABLE INSURANCE TRUST (Cost - $72,736,576)	89,233,410
	EXCHANGE TRADED FUNDS - 17.2%
	DEBT FUNDS - 5.8%
62,818	iShares Core Total USD Bond Market ETF	3,273,446
61,106	iShares Short-Term Corporate Bond ETF, Class 3	3,277,115
	TOTAL DEBT FUNDS	6,550,561
Shares/ Principal		Fair Value
	EQUITY FUNDS - 11.4%
40,578	iShares Core MSCI Emerging Markets ETF	$2,181,473
65,484	iShares MSCI EAFE Value ETF	3,269,616
12,336	iShares Russell 1000 Growth ETF	2,170,149
32,720	iShares Russell 2000 ETF	5,420,723
	TOTAL EQUITY FUNDS	13,041,961
	TOTAL EXCHANGE TRADED FUNDS (Cost - $16,856,571)	19,592,522
	SHORT-TERM INVESTMENTS - 4.8%
	MONEY MARKET FUNDS - 4.8%
5,514,465	Dreyfus Government Cash Management, 1.51% (a)	5,514,465
5,983	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (a)	5,983
	TOTAL SHORT-TERM INVESTMENTS (Cost - $5,520,448)	5,520,448
	TOTAL INVESTMENTS - 100.0% (Cost - $95,113,595)	$114,346,380
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%†	24,122
	TOTAL NET ASSETS - 100.0%	$114,370,502

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review

December 31, 2019 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wellington Management Company LLP ("Wellington Management") while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2019, the Portfolio outperformed its reference benchmark, the S&P 500 Managed Risk Index – Moderate Conservative. The Portfolio posted a return of 19.32% compared to a benchmark return of 18.19%, a difference of 113 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The equity portion of the Capital Appreciation and Income Component of the Portfolio outperformed the S&P 500® Index, net of fees, during the year, returning 32.08%, versus the benchmark return of 31.49%, a difference of 106 basis points. Relative equity outperformance was driven by strong security selection within the information technology and real estate sectors, partially offset by weaker security selection within the consumer discretionary and consumer staples sectors.

Top relative contributors of the equity portion of the Portfolio during the year included an overweight to Advanced Micro Devices, Inc. (0.53%), not holding S&P 500® Index constituent Berkshire Hathaway Inc. (financials), and an out of benchmark position in Burlington Stores (0.27%). Advanced Micro Devices, Inc., a semiconductor manufacturer, was the largest contributor to relative performance. Shares rose as Advanced Micro Devices, Inc. continues to grow market share across desktop, mobile, and server CPUs. Not holding Berkshire Hathaway, Inc., a US-based financial services holding company, benefited relative performance over the year. Shares of the company fell after shares of one of Berkshire's top holdings, Kraft Heinz Company, fell on news of a dividend cut and a pending SEC investigation. Burlington Stores, a U.S.-based department store retailer, contributed to relative returns. Shares of Burlington Stores rose following several consecutive positive earnings releases that beat estimates while raising guidance.

Top relative detractors of the equity portion of the Portfolio during the year included an underweight to Apple Inc. ("Apple") (2.33%), and out of benchmark positions in TD Ameritrade (0.27%) and Teva Pharmaceutical Industries Ltd. ("Teva Pharmaceuticals") (0.0%). The Portfolio's underweight to Apple, the U.S.-based leader in mobile services and digital content distribution markets, was the top detractor of the equity portion during the year. Shares of Apple rose after several positive earnings releases that were above expectations. Recently, Apple benefited from a surge in sales in its wearable market. Sales of the Apple Watch, AirPods and Beats headphones nearly tripled year-over-year. The Portfolio's out of benchmark position in TD Ameritrade, an online brokerage company, also detracted from relative results. Shares of TD Ameritrade fell sharply in September after market leader Charles Schwab Corporation ("Schwab") announced plans to eliminate commissions on U.S. stocks, ETFs and options. The escalating price war among online brokerages directly affects TD Ameritrade, as a significant portion of its revenue comes from commissions and fees. Shares later rebounded in response to news that Schwab had agreed to acquire TD Ameritrade for a premium. The Portfolio's out of benchmark position in Teva Pharmaceutical, an Israeli-based pharmaceutical company that develops, manufactures, and distributes generic and specialty medicines, also detracted from relative performance during the year. Shares of Teva Pharmaceuticals fell during the year in response to the expansion of a 2016 lawsuit alleging industry price-fixing. The stock also experienced weakness after the announcement of an unexpected cash settlement over the company's role in the production and manufacturing of opioids.

The fixed income portion of the Capital Appreciation and Income Component of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, net of fees, during the year, returning 9.07% versus the benchmark return of 8.72%, a difference of 75 basis points. Sector allocation and security selection contributed positively to relative results in the fixed income portion of the Portfolio. An overweight to, and security selection within, investment grade credit contributed the

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

most to results, particularly positioning within financials (banking) and taxable municipals. A positive impact from security selection within industrials was partially offset by a negative impact from being underweight to the sector. An underweight to sovereigns and lack of exposure to supranational detracted from results. Within the securitized sectors, an overweight to commercial mortgage backed securities ("CMBS"), and out of benchmark allocations to non-agency mortgage backed securities and collateralized loan obligations ("CLOs") all contributed positively to results. Agency mortgage backed securities ("MBS") detracted from results overall: a negative impact from an underweight to, and security selection within, MBS passthroughs was partially offset by a positive impact from an out-of-benchmark allocation to collateralized mortgage obligations ("CMOs"). Inflation positioning via Treasury inflation protected securities contributed modestly to performance. A relatively neutral duration/yield curve positioning during the year also benefited results.

The managed risk component was a significant detractor to performance during 2019, with the majority of the drag occurring during the first quarter. Consistent with other global equity markets, the S&P 500® Index corrected -13.52% in the fourth quarter of 2018, then recovered rapidly, up 13.65% in the first quarter of 2019. To put this into historical context, since 1950, quarterly S&P 500® returns of this magnitude have occurred less than 5% of the time. This correction and rapid recovery in the equity markets resulted in the Portfolio being underweight equity, particularly during December 2018 and January 2019. As a result, while the managed risk component worked as designed to protect the Portfolio during the market correction, and was therefore a meaningful contributor to performance during this period, it was a meaningful detractor to performance in early 2019.

How was the Portfolio positioned at period end?

The equity portion of the Portfolio is managed in an industry-neutral structure by Wellington Management's US Research Equity Team, and is designed to add value through fundamental, bottom-up stock selection. The equity portion of the Portfolio consists of multiple sub-portfolios, with each sub-portfolio actively managed by one or more of Wellington Management's Global Industry Analysts. The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts' coverage universe within the S&P 500® Index. However, within an industry, an analyst's stock selection may result in an overweight or underweight to certain sub-industries in his or her area of coverage. Wellington Management's Global Industry Analysts remain focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest.

Wellington Management's US Research Equity Team continues to believe the broad health care sector is attractive with several important themes driving structural growth longer term: demographic trends (aging population), spending (secular growth in expenditures), and innovation. The equity portion of the Portfolio's top active positions include Anthem, Inc., AstraZeneca plc, and Abbott Laboratories. The Wellington Management team's outlook for medical devices also remains strong.

Within information technology, Wellington Management's US Research Equity Team continues to see major themes pertaining to cloud computing growth, "software as a service," and the ongoing transition to electronic payments. Among Wellington Management's top active positions is Global Payments Inc., a payment technology/software solutions company that helps merchants accept various payment types and improve efficiency.

At the end of the year, the fixed income portion of the Portfolio was modestly pro-cyclically positioned in credit markets with a moderately long duration posture. At year-end, the fixed income portion of the Portfolio was most overweight corporate bonds and securitized debt, and most underweight U.S. government securities relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Going forward, the Wellington Management fixed income investment team expects to incrementally reduce corporate exposure in favor of higher quality and less volatile sectors. Within securitized, the fixed income portion of the Portfolio was positioned with an overweight to asset backed securities, particularly high quality CLOs, and to CMOs and CMBS. The fixed income portion of the Portfolio was also overweight taxable municipals, which the Wellington Management fixed income team believes offers diversification benefits relative to corporate bonds.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2019 as compared to its benchmark:

			Annualized			Operating Expense*
	Inception Date	One Year	Three Years	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	October 31, 2013	19.32%	8.89%	6.37%	7.19%	1.22%	1.22%
S&P 500 Managed Risk Index - Moderate Conservative^		18.19%	9.79%	7.09%	7.93%
S&P Target Risk® Moderate Index (Total Return)+		15.71%	7.58%	5.44%	5.42%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2019. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio, if applicable. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  Effective July 1, 2019, the Portfolio's benchmark is the S&P 500 Managed Risk Index - Moderate Conservative. The S&P 500 Managed Risk Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. Global Atlantic Investment Advisors, LLC believes that the new benchmark better reflects the Portfolio's investment strategy.

+  The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2019 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	63.4%
Corporate Bonds and Notes	12.8%
Agency Mortgage Backed Securities	8.0%
Asset Backed and Commercial Backed Securities	5.6%
U.S. Treasury Securities	4.6%
Municipal Bonds	0.8%
Sovereign Debts	0.3%
Short-Term Investments	5.1%
Other Assets Less Liabilities - Net	(0.6)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2019.

Derivative exposure is included in "Other Assets Less Liabilities - Net".

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments

December 31, 2019

Shares/ Principal		Fair Value
	COMMON STOCKS - 63.4%
	AEROSPACE & DEFENSE - 2.2%
6,961	Boeing Co. (The)	$2,267,615
8,712	Lockheed Martin Corp.	3,392,279
27,937	United Technologies Corp.	4,183,845
		9,843,739
	AIR FREIGHT & LOGISTICS - 0.2%
4,805	FedEx Corp.	726,564
	BANKS - 2.1%
198,202	Bank of America Corp.	6,980,675
12,178	JPMorgan Chase & Co.	1,697,613
2,805	SVB Financial Group*	704,167
		9,382,455
	BEVERAGES - 1.3%
108,659	Coca-Cola Co. (The)	6,014,276
	BIOTECHNOLOGY - 1.3%
5,600	89bio, Inc.*	147,224
1,173	Alnylam Pharmaceuticals, Inc.*	135,094
2,411	Apellis Pharmaceuticals, Inc.*	73,825
3,036	Assembly Biosciences, Inc.*	62,117
3,737	Atreca, Inc., Class A*	57,811
1,386	Audentes Therapeutics, Inc.*	82,938
2,339	Biogen, Inc.*	694,051
5,052	Biohaven Pharmaceutical Holding Co. Ltd.*	275,031
2,000	Bluebird Bio, Inc.*	175,500
12,210	Coherus Biosciences, Inc.*	219,841
2,300	Constellation Pharmaceuticals, Inc.*	108,353
11,167	Forty Seven, Inc.*	439,645
5,541	G1 Therapeutics, Inc.*	146,449
2,826	Global Blood Therapeutics, Inc.*	224,639
7,464	GlycoMimetics, Inc.*	39,485
4,129	Heron Therapeutics, Inc.*	97,031
2,317	Incyte Corp.*	202,320
2,000	Kodiak Sciences, Inc.*	143,900
1,353	Madrigal Pharmaceuticals, Inc.*	123,272
7,973	Medicines Co. (The)*	677,227
6,300	Momenta Pharmaceuticals, Inc.*	124,299
8,561	Myovant Sciences Ltd.*	132,867
3,000	PhaseBio Pharmaceuticals, Inc.*	18,330
9,827	Portola Pharmaceuticals, Inc.*	234,669
4,524	Radius Health, Inc.*	91,204
15,838	Rigel Pharmaceuticals, Inc.*	33,893
2,804	Seattle Genetics, Inc.*	320,385
7,774	Syndax Pharmaceuticals, Inc.*	68,256
2,210	Vertex Pharmaceuticals, Inc.*	483,879
		5,633,535
Shares/ Principal		Fair Value
	CAPITAL MARKETS - 1.8%
30,493	Ares Management Corp., Class A	$1,088,295
38,252	Blackstone Group, Inc. (The), Class A	2,139,817
38,787	Blucora, Inc.*	1,013,892
13,772	Hamilton Lane, Inc., Class A	820,811
7,146	Raymond James Financial, Inc.	639,281
4,927	S&P Global, Inc.	1,345,318
23,911	TD Ameritrade Holding Corp.	1,188,377
		8,235,791
	CHEMICALS - 1.5%
21,755	Cabot Corp.	1,033,798
6,491	Celanese Corp.	799,172
10,848	FMC Corp.	1,082,847
8,466	Ingevity Corp.*	739,759
7,747	Linde PLC	1,649,336
12,921	Livent Corp.*	110,475
10,949	PPG Industries, Inc.	1,461,582
		6,876,969
	COMMUNICATIONS EQUIPMENT - 0.2%
13,901	Lumentum Holdings, Inc.*	1,102,349
	CONSTRUCTION & ENGINEERING - 0.1%
8,124	Dycom Industries, Inc.*	383,046
	CONSUMER FINANCE - 0.5%
12,701	American Express Co.	1,581,148
18,481	OneMain Holdings, Inc.	778,974
		2,360,122
	CONTAINERS & PACKAGING - 0.5%
21,697	Ball Corp.	1,403,145
16,998	International Paper Co.	782,758
		2,185,903
	DIVERSIFIED CONSUMER SERVICES - 0.1%
42,794	Houghton Mifflin Harcourt Co.*	267,462
	DIVERSIFIED FINANCIAL SERVICES - 0.5%
56,917	AXA Equitable Holdings, Inc.	1,410,403
16,128	Voya Financial, Inc.	983,486
		2,393,889
	DIVERSIFIED TELECOMMUNICATION - 0.9%
68,072	Verizon Communications, Inc.	4,179,621
	ELECTRIC UTILITIES - 1.5%
9,996	Avangrid, Inc.	511,395
13,528	Duke Energy Corp.	1,233,889
8,539	Edison International	643,926
61,328	Exelon Corp.	2,795,943
36,987	PPL Corp.	1,327,094
		6,512,247

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ELECTRICAL EQUIPMENT - 0.2%
2,127	AMETEK, Inc.	$212,147
17,610	nVent Electric PLC	450,464
421	Rockwell Automation, Inc.	85,324
		747,935
	ENERGY EQUIPMENT & SERVICES - 0.3%
34,856	Schlumberger Ltd.	1,401,211
	ENTERTAINMENT - 1.4%
22,560	Electronic Arts, Inc.*	2,425,425
8,522	Liberty Media Corp.-Liberty Formula One, Class C*	391,714
4,730	Netflix, Inc.*	1,530,486
2,429	Spotify Technology SA*	363,257
11,597	Walt Disney Co. (The)	1,677,274
		6,388,156
	EQUITY REAL ESTATE INVESTMENT - 2.1%
8,074	Alexandria Real Estate Equities, Inc.	1,304,597
14,022	American Tower Corp.	3,222,536
9,230	Camden Property Trust	979,303
4,623	Equinix, Inc.	2,698,445
22,286	Healthpeak Properties, Inc.	768,198
14,506	STORE Capital Corp.	540,204
		9,513,283
	FOOD & STAPLES RETAILING - 0.3%
22,000	Performance Food Group Co.*	1,132,560
	FOOD PRODUCTS - 0.8%
63,486	Mondelez International, Inc., Class A	3,496,809
	GAS UTILITIES - 0.1%
13,932	UGI Corp.	629,169
	HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
45,149	Abbott Laboratories	3,921,642
21,169	Baxter International, Inc.	1,770,152
13,337	Danaher Corp.	2,046,963
7,065	Edwards Lifesciences Corp.*	1,648,194
5,812	Envista Holdings Corp.*	172,268
16,482	Shockwave Medical, Inc.*	723,889
		10,283,108
	HEALTH CARE PROVIDERS & SERVICES - 1.9%
14,163	Anthem, Inc.	4,277,651
9,101	HCA Healthcare, Inc.	1,345,219
9,899	UnitedHealth Group, Inc.	2,910,108
		8,532,978
	HOTELS, RESTAURANTS & LEISURE - 2.0%
17,267	Hyatt Hotels Corp., Class A	1,549,023
37,081	McDonald's Corp.	7,327,576
		8,876,599
Shares/ Principal		Fair Value
	HOUSEHOLD PRODUCTS - 1.3%
46,850	Procter & Gamble Co. (The)	$5,851,565
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.4%
40,064	NRG Energy, Inc.	1,592,544
	INDUSTRIAL CONGLOMERATES - 0.2%
3,964	3M Co.	699,329
32,909	General Electric Co.	367,264
		1,066,593
	INSURANCE - 2.5%
38,799	American International Group, Inc.	1,991,553
9,670	Assurant, Inc.	1,267,544
33,108	Assured Guaranty Ltd.	1,622,954
25,822	Athene Holding Ltd., Class A*	1,214,409
23,712	Hartford Financial Services Group, Inc. (The)	1,440,978
14,952	Marsh & McLennan Cos., Inc.	1,665,802
12,121	Progressive Corp. (The)	877,439
5,031	Prudential Financial, Inc.	471,606
13,391	Trupanion, Inc.*	501,627
		11,053,912
	INTERACTIVE MEDIA & SERVICES - 3.3%
7,514	Alphabet, Inc., Class A*	10,064,176
23,927	Facebook, Inc., Class A*	4,911,017
		14,975,193
	INTERNET & DIRECT MARKETING RETAIL - 2.3%
5,604	Amazon.com, Inc.*	10,355,295
	IT SERVICES - 3.3%
5,363	FleetCor Technologies, Inc.*	1,543,042
24,524	Genpact Ltd.	1,034,177
18,770	Global Payments, Inc.	3,426,651
11,805	GoDaddy, Inc., Class A*	801,796
14,797	PayPal Holdings, Inc.*	1,600,591
8,245	VeriSign, Inc.*	1,588,647
20,451	Visa, Inc., Class A	3,842,743
4,275	WEX, Inc.*	895,442
		14,733,089
	LIFE SCIENCES TOOLS & SERVICES - 0.6%
8,830	Thermo Fisher Scientific, Inc.	2,868,602
	MACHINERY - 1.5%
17,863	Fortive Corp.	1,364,555
41,961	Gardner Denver Holdings, Inc.*	1,539,129
5,614	Greenbrier Cos., Inc. (The)	182,062
5,355	Illinois Tool Works, Inc.	961,919
10,960	Ingersoll-Rand PLC	1,456,803
7,323	PACCAR, Inc.	579,249
5,382	Rexnord Corp.*	175,561
6,200	Westinghouse Air Brake Technologies Corp.	482,360
		6,741,638

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	MEDIA - 1.4%
4,297	Charter Communications, Inc., Class A*	$2,084,389
89,017	Comcast Corp., Class A	4,003,094
4,421	New York Times Co. (The), Class A	142,224
		6,229,707
	MULTI-UTILITIES - 0.8%
12,014	National Grid PLC, ADR	752,918
17,609	Sempra Energy	2,667,411
		3,420,329
	OIL, GAS & CONSUMABLE FUELS - 2.8%
18,747	BP PLC, ADR	707,512
17,016	Chevron Corp.	2,050,598
5,480	Concho Resources, Inc.	479,884
6,298	Diamondback Energy, Inc.	584,832
109,370	Encana Corp.	512,945
58,702	Exxon Mobil Corp.	4,096,226
24,192	Marathon Petroleum Corp.	1,457,568
27,730	Noble Energy, Inc.	688,813
3,223	Pioneer Natural Resources Co.	487,865
24,167	TC Energy Corp.	1,288,343
		12,354,586
	PHARMACEUTICALS - 3.1%
4,678	Aerie Pharmaceuticals, Inc.*	113,067
68,515	AstraZeneca PLC, ADR	3,416,158
38,152	Bristol-Myers Squibb Co.	2,448,977
19,813	Dermira, Inc.*	300,365
15,807	Eli Lilly & Co.	2,077,514
4,088	MyoKardia, Inc.*	297,954
10,775	Nektar Therapeutics*	232,578
4,992	Odonate Therapeutics, Inc.*	161,991
102,181	Pfizer, Inc.	4,003,452
696	Reata Pharmaceuticals, Inc., Class A*	142,283
15,979	Revance Therapeutics, Inc.*	259,339
2,200	Satsuma Pharmaceuticals, Inc.*	43,296
5,685	Tricida, Inc.*	214,552
4,595	WaVe Life Sciences Ltd.*	36,829
		13,748,355
	PROFESSIONAL SERVICES - 0.7%
3,619	Equifax, Inc.	507,095
21,975	IHS Markit Ltd.*	1,655,816
5,203	TransUnion	445,429
13,466	TriNet Group, Inc.*	762,310
		3,370,650
	ROAD & RAIL - 0.7%
10,363	JB Hunt Transport Services, Inc.	1,210,191
1,794	Norfolk Southern Corp.	348,269
53,123	Uber Technologies, Inc.*	1,579,878
		3,138,338
Shares/ Principal		Fair Value
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
51,347	Advanced Micro Devices, Inc.*	$2,354,774
3,496	First Solar, Inc.*	195,636
16,192	Intel Corp.	969,091
7,170	KLA Corp.	1,277,479
48,380	Lattice Semiconductor Corp.*	925,993
48,070	Marvell Technology Group Ltd.	1,276,739
28,444	Micron Technology, Inc.*	1,529,718
16,973	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	986,131
10,844	Teradyne, Inc.	739,453
14,124	Texas Instruments, Inc.	1,811,968
		12,066,982
	SOFTWARE - 4.7%
2,966	Adobe, Inc.*	978,216
2,457	Ceridian HCM Holding, Inc.*	166,781
3,395	Guidewire Software, Inc.*	372,669
78,730	Microsoft Corp.	12,415,721
12,276	salesforce.com, Inc.*	1,996,569
1,711	ServiceNow, Inc.*	483,049
9,847	Slack Technologies, Inc., Class A*	221,361
2,807	Splunk, Inc.*	420,404
33,579	SS&C Technologies Holdings, Inc.	2,061,751
52,646	SVMK, Inc.*	940,784
5,100	Workday, Inc., Class A*	838,695
		20,896,000
	SPECIALTY RETAIL - 1.5%
5,260	Burlington Stores, Inc.*	1,199,438
11,160	Lowe's Cos., Inc.	1,336,521
69,263	TJX Cos., Inc. (The)	4,229,199
		6,765,158
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.5%
35,494	Apple, Inc.	10,422,813
15,719	Western Digital Corp.	997,685
		11,420,498
	TEXTILES, APPAREL & LUXURY GOODS - 0.9%
117,712	Under Armour, Inc., Class A*	2,542,579
79,367	Under Armour, Inc., Class C*	1,522,259
		4,064,838
	TRADING COMPANIES & DISTRIBUTORS - 0.1%
9,372	Triton International Ltd./Bermuda	376,754
	TOTAL COMMON STOCKS (Cost - $201,420,309)	284,190,402

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	CORPORATE BONDS AND NOTES - 12.8%
	AEROSPACE & DEFENSE - 0.3%
$100,000	BAE Systems Holdings, Inc., 3.85%, 12/15/25 (a)	$106,152
115,000	Boeing Co. (The), 2.70%, 2/1/27	116,599
	Lockheed Martin Corp.
125,000	6.15%, 9/1/36	171,086
50,000	4.85%, 9/15/41	60,141
100,000	4.07%, 12/15/42	114,199
	United Technologies Corp.
150,000	3.95%, 8/16/25	163,587
350,000	4.13%, 11/16/28	393,783
		1,125,547
	AGRICULTURE - 0.3%
100,000	Altria Group, Inc., 5.80%, 2/14/39	117,652
895,000	BAT Capital Corp., 3.56%, 8/15/27	913,818
20,000	BAT International Finance PLC, 3.50%, 6/15/22 (a)	20,549
475,000	Imperial Brands Finance PLC, 3.75%, 7/21/22 (a)	489,081
		1,541,100
	AIRLINES - 0.0%†
32,159	United Airlines 2018-1 Class B Pass Through Trust, 4.60%, 3/1/26	33,182
	AUTO MANUFACTURERS - 0.5%
	Daimler Finance North America LLC
315,000	2.20%, 5/5/20 (a)	315,159
280,000	2.30%, 2/12/21 (a)	280,529
	Ford Motor Credit Co. LLC
475,000	3.10%, 5/4/23	474,645
400,000	3.82%, 11/2/27	387,900
	General Motors Financial Co., Inc.
600,000	3.70%, 5/9/23	618,594
120,000	3.95%, 4/13/24	125,455
		2,202,282
	BANKS - 3.5%
200,000	Banco Santander SA, 3.13%, 2/23/23	204,151
	Bank of America Corp.
640,000	2.63%, 10/19/20	643,664
160,000	4.20%, 8/26/24	171,810
345,000	3.59%, (3 Month US Libor + 1.37%), 7/21/28 (b)	365,727
225,000	3.97%, (3 Month US Libor + 1.21%), 2/7/30 (b)	247,020
180,000	3.19%, (3 Month US Libor + 1.18%), 7/23/30 (b)	186,225
380,000	Bank of New York Mellon Corp. (The), 2.99%, (3 Month US Libor + 1.05%), 10/30/23 (b)	386,627
300,000	Banque Federative du Credit Mutuel SA, 2.75%, 10/15/20 (a)	301,819
Shares/ Principal		Fair Value
	BANKS - 3.5% (Continued)
$100,000	Barclays Bank PLC, 5.14%, 10/14/20	$102,092
355,000	Barclays PLC, 3.93%, (3 Month US Libor + 1.61%), 5/7/25 (b)	373,194
	BNP Paribas SA
200,000	3.38%, 1/9/25 (a)	207,727
200,000	2.82%, (3 Month US Libor + 1.11%), 11/19/25 (a,b)	202,375
	BPCE SA
275,000	5.70%, 10/22/23 (a)	303,713
600,000	5.15%, 7/21/24 (a)	658,469
305,000	3.50%, 10/23/27 (a)	315,183
	Citigroup, Inc.
50,000	4.05%, 7/30/22	52,258
300,000	3.50%, 5/15/23	312,251
70,000	3.30%, 4/27/25	73,518
55,000	5.50%, 9/13/25	62,892
200,000	Credit Agricole SA, 4.38%, 3/17/25 (a)	214,415
	Credit Agricole SA/London
250,000	3.75%, 4/24/23 (a)	261,526
250,000	3.25%, 10/4/24 (a)	259,148
50,000	Credit Suisse AG/New York NY, 5.40%, 1/14/20	50,047
	Credit Suisse Group AG
285,000	3.57%, 1/9/23 (a)	292,852
260,000	3.13%, (3 Month US Libor + 1.24%), 6/12/24 (a,b)	263,113
	Credit Suisse Group Funding Guernsey Ltd.
250,000	3.13%, 12/10/20	252,229
395,000	3.80%, 9/15/22	411,253
	Danske Bank A/S
200,000	5.00%, 1/12/22 (a)	210,079
200,000	3.88%, 9/12/23 (a)	207,696
200,000	5.38%, 1/12/24 (a)	218,927
100,000	Deutsche Bank AG/New York NY, 4.25%, 10/14/21	102,852
525,000	Discover Bank, 3.10%, 6/4/20	526,954
	Goldman Sachs Group, Inc. (The)
130,000	2.63%, 4/25/21	131,135
200,000	3.50%, 1/23/25	209,963
460,000	3.27%, (3 Month US Libor + 1.20%), 9/29/25 (b)	476,240
50,000	6.75%, 10/1/37	69,457
	HSBC Holdings PLC
200,000	3.60%, 5/25/23	208,657
200,000	4.04%, (3 Month US Libor + 1.55%), 3/13/28 (b)	213,994
250,000	Huntington Bancshares, Inc., 3.15%, 3/14/21	253,102
200,000	ING Groep NV, 3.95%, 3/29/27	215,670
	JPMorgan Chase & Co.
400,000	2.95%, 10/1/26	412,239
305,000	4.45%, (3 Month US Libor + 1.33%), 12/5/29 (b)	347,118

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	BANKS - 3.5% (Continued)
$300,000	Macquarie Group Ltd., 4.15%, (3 Month US Libor + 1.33%), 3/27/24 (a,b)	$315,293
	Morgan Stanley
110,000	3.88%, 4/29/24	116,939
455,000	4.35%, 9/8/26	497,717
225,000	3.63%, 1/20/27	239,583
900,000	NBK SPC Ltd., 2.75%, 5/30/22 (a)	906,005
50,000	PNC Financial Services Group, Inc. (The), 3.90%, 4/29/24	53,205
	Santander Holdings USA, Inc.
120,000	2.65%, 4/17/20	120,136
465,000	3.70%, 3/28/22	477,951
75,000	3.40%, 1/18/23	76,901
200,000	Skandinaviska Enskilda Banken AB, 2.45%, 5/27/20 (a)	200,313
250,000	Synchrony Bank, 3.65%, 5/24/21	255,267
350,000	Truist Financial Corp., 3.20%, 9/3/21	356,725
	UBS Group AG
250,000	2.95%, 9/24/20 (a)	251,748
225,000	3.00%, 4/15/21 (a)	227,931
200,000	3.13%, (3 Month US Libor + 1.47%), 8/13/30 (a,b)	203,454
	Wells Fargo & Co.
150,000	3.00%, 2/19/25	154,788
195,000	4.75%, 12/7/46	234,175
		15,667,512
	BEVERAGES - 0.4%
260,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26	277,306
	Anheuser-Busch InBev Worldwide, Inc.
305,000	3.50%, 1/12/24	321,424
445,000	4.75%, 1/23/29	515,830
60,000	4.38%, 4/15/38	67,403
55,000	3.75%, 7/15/42	56,871
550,000	Molson Coors Beverage Co., 3.00%, 7/15/26	556,847
		1,795,681
	BIOTECHNOLOGY - 0.2%
740,000	Amgen, Inc., 2.65%, 5/11/22	751,085
130,000	Biogen, Inc., 2.90%, 9/15/20	130,956
		882,041
	CHEMICALS - 0.1%
575,000	CNAC HK Synbridge Co Ltd, 5.00%, 5/5/20	579,473
	COMMERCIAL SERVICES - 0.1%
500,000	ERAC USA Finance LLC, 3.30%, 10/15/22 (a)	514,443
	COMPUTERS - 0.1%
	Apple, Inc.
120,000	3.00%, 2/9/24	124,627
105,000	3.25%, 2/23/26	111,203
		235,830
Shares/ Principal		Fair Value
	DIVERSIFIED FINANCIAL SERVICES - 0.1%
$105,000	Capital One Financial Corp., 4.20%, 10/29/25	$113,346
120,000	GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (a)	120,044
205,000	Synchrony Financial, 3.75%, 8/15/21	209,665
		443,055
	ELECTRIC - 1.7%
200,000	Appalachian Power Co., 3.40%, 6/1/25	207,913
	Cleco Corporate Holdings LLC
280,000	3.74%, 5/1/26	289,347
140,000	3.38%, 9/15/29 (a)	140,603
195,000	4.97%, 5/1/46	216,405
510,000	Cleveland Electric Illuminating Co. (The), 3.50%, 4/1/28 (a)	531,226
	Dominion Energy South Carolina, Inc.
80,000	6.63%, 2/1/32	108,516
50,000	4.60%, 6/15/43	59,379
150,000	5.10%, 6/1/65	195,120
	Dominion Energy, Inc.
195,000	2.58%, 7/1/20	195,406
230,000	4.10%, 4/1/21 (c)	235,731
65,000	2.72%, 8/15/21 (c)	65,498
450,000	2.45%, 1/15/23 (a)	451,573
175,000	Duke Energy Carolinas LLC, 6.10%, 6/1/37	238,100
	Duke Energy Corp.
225,000	3.75%, 4/15/24	238,481
70,000	2.65%, 9/1/26	70,341
55,000	Emera US Finance LP, 2.70%, 6/15/21	55,512
140,000	Entergy Louisiana LLC, 3.12%, 9/1/27	145,299
250,000	Evergy, Inc., 2.90%, 9/15/29	248,826
175,000	Eversource Energy, 2.90%, 10/1/24	178,898
265,000	Fortis, Inc./Canada, 3.06%, 10/4/26	270,678
	Georgia Power Co.
65,000	4.75%, 9/1/40	73,731
48,000	4.30%, 3/15/42	52,671
200,000	Infraestructura Energetica Nova SAB de CV, 4.88%, 1/14/48 (a)	190,500
	NextEra Energy Capital Holdings, Inc.
50,000	3.25%, 4/1/26	52,088
75,000	3.50%, 4/1/29	79,842
115,000	2.75%, 11/1/29	115,613
250,000	Niagara Mohawk Power Corp., 4.28%, 12/15/28 (a)	278,908
	Oglethorpe Power Corp.
100,000	6.19%, 1/1/31 (a)	117,325
200,000	5.25%, 9/1/50	240,385
	Oncor Electric Delivery Co. LLC
160,000	4.10%, 6/1/22	167,285
51,000	2.95%, 4/1/25	52,166
	PPL Capital Funding, Inc.
50,000	3.50%, 12/1/22	51,746
430,000	3.10%, 5/15/26	437,795

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ELECTRIC - 1.7% (Continued)
	SCANA Corp.
$132,000	6.25%, 4/1/20	$133,002
306,000	4.75%, 5/15/21	312,881
144,000	4.13%, 2/1/22	147,988
75,000	Sempra Energy, 3.40%, 2/1/28	77,751
45,000	Southern California Edison Co., 3.70%, 8/1/25	47,666
	Southern Co. (The)
225,000	2.75%, 6/15/20	225,536
290,000	2.95%, 7/1/23	297,485
200,000	4.40%, 7/1/46	221,813
		7,517,029
	FOOD - 0.3%
	Conagra Brands, Inc.
100,000	4.60%, 11/1/25	110,482
75,000	5.30%, 11/1/38	89,072
200,000	Danone SA, 2.95%, 11/2/26 (a)	204,319
75,000	Kraft Heinz Foods Co., 4.38%, 6/1/46	73,933
375,000	Kroger Co. (The), 2.95%, 11/1/21	381,064
240,000	Sigma Alimentos SA de CV, 4.13%, 5/2/26 (a)	251,102
		1,109,972
	GAS - 0.2%
60,000	Boston Gas Co., 3.15%, 8/1/27 (a)	62,048
149,000	CenterPoint Energy Resources Corp., 4.50%, 1/15/21	151,883
	Dominion Energy Gas Holdings LLC
125,000	3.60%, 12/15/24	131,261
250,000	3.00%, 11/15/29	249,158
275,000	KeySpan Gas East Corp., 2.74%, 8/15/26 (a)	275,679
		870,029
	HEALTHCARE-PRODUCTS - 0.1%
	Boston Scientific Corp.
325,000	3.38%, 5/15/22	335,647
30,000	4.00%, 3/1/29	33,202
		368,849
	HEALTHCARE-SERVICES - 0.5%
210,000	Aetna, Inc., 2.80%, 6/15/23	213,413
	Anthem, Inc.
75,000	3.50%, 8/15/24	78,636
45,000	4.10%, 3/1/28	48,897
150,000	4.65%, 8/15/44	170,033
65,000	4.38%, 12/1/47	71,768
	CommonSpirit Health
191,000	2.95%, 11/1/22	194,616
105,000	4.20%, 8/1/23	110,924
95,000	4.35%, 11/1/42	97,578
45,000	4.19%, 10/1/49	44,992
Shares/ Principal		Fair Value
	HEALTHCARE-SERVICES - 0.5% (Continued)
	Dignity Health
$92,000	3.81%, 11/1/24	$97,136
270,000	4.50%, 11/1/42	280,775
100,000	HCA, Inc., 5.25%, 6/15/49	111,793
270,000	Mercy Health, 3.56%, 8/1/27	279,398
	UnitedHealth Group, Inc.
45,000	3.35%, 7/15/22	46,612
300,000	2.88%, 3/15/23	308,197
75,000	3.75%, 7/15/25	81,019
		2,235,787
	INSURANCE - 0.3%
	American International Group, Inc.
50,000	4.88%, 6/1/22	53,381
160,000	4.25%, 3/15/29	178,116
275,000	Jackson National Life Global Funding, 3.25%, 1/30/24 (a)	285,335
155,000	Marsh & McLennan Cos., Inc., 4.38%, 3/15/29	176,722
	Metropolitan Life Global Funding I
195,000	2.65%, 4/8/22 (a)	197,891
250,000	3.00%, 9/19/27 (a)	259,369
30,000	Northwestern Mutual Life Insurance Co. (The), 3.63%, 9/30/59 (a)	30,088
150,000	Principal Financial Group, Inc., 3.40%, 5/15/25	157,202
		1,338,104
	INTERNET - 0.1%
270,000	Alibaba Group Holding Ltd., 3.40%, 12/6/27	281,317
100,000	Amazon.com, Inc., 4.80%, 12/5/34	126,193
215,000	Tencent Holdings Ltd., 3.60%, 1/19/28 (a)	224,756
		632,266
	MEDIA - 0.5%
	Charter Communications Operating LLC / Charter Communications Operating Capital
175,000	4.46%, 7/23/22	183,955
15,000	6.48%, 10/23/45	18,596
45,000	5.38%, 5/1/47	50,486
90,000	4.80%, 3/1/50	94,905
	Comcast Corp.
255,000	3.95%, 10/15/25	278,310
130,000	4.60%, 10/15/38	154,995
138,000	4.00%, 11/1/49	153,034
	Cox Communications, Inc.
275,000	4.80%, 2/1/35 (a)	304,632
15,000	6.45%, 12/1/36 (a)	19,132
15,000	4.60%, 8/15/47 (a)	16,657
80,000	Fox Corp., 4.03%, 1/25/24 (a)	85,253
100,000	NBCUniversal Media LLC, 2.88%, 1/15/23	102,772
250,000	Sky Ltd., 3.75%, 9/16/24 (a)	267,808

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	MEDIA - 0.5% (Continued)
	ViacomCBS, Inc.
$475,000	4.25%, 9/1/23	$505,910
120,000	3.70%, 6/1/28	125,843
50,000	Walt Disney Co. (The), 3.70%, 9/15/24	53,517
		2,415,805
	MINING - 0.1%
275,000	Glencore Finance Canada Ltd., 4.25%, 10/25/22 (a)	287,932
	OIL & GAS - 0.3%
200,000	BG Energy Capital PLC, 4.00%, 10/15/21 (a)	206,613
452,000	Cimarex Energy Co., 4.38%, 6/1/24	477,443
280,000	Hess Corp., 7.30%, 8/15/31	356,860
	Occidental Petroleum Corp.
192,000	4.85%, 3/15/21	197,776
42,000	7.50%, 5/1/31	54,650
200,000	Saudi Arabian Oil Co., 3.50%, 4/16/29 (a)	207,356
		1,500,698
	PHARMACEUTICALS - 0.7%
	AbbVie, Inc.
105,000	4.05%, 11/21/39 (a)	110,361
175,000	4.25%, 11/21/49 (a)	185,818
	Allergan Funding SCS
20,000	3.45%, 3/15/22	20,459
50,000	3.85%, 6/15/24	52,522
550,000	3.80%, 3/15/25	577,999
100,000	Allergan Sales LLC, 5.00%, 12/15/21 (a)	104,593
265,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (a)	286,001
470,000	Bayer US Finance LLC, 3.38%, 10/8/24 (a)	484,490
70,000	Bristol-Myers Squibb Co., 3.55%, 8/15/22 (a)	72,751
210,000	Cigna Corp., 4.38%, 10/15/28	232,657
	CVS Health Corp.
530,000	4.10%, 3/25/25	569,042
55,000	4.88%, 7/20/35	63,262
170,000	5.13%, 7/20/45	201,674
95,000	EMD Finance LLC, 2.95%, 3/19/22 (a)	96,289
		3,057,918
	PIPELINES - 0.6%
175,000	Columbia Pipeline Group, Inc., 4.50%, 6/1/25	192,019
90,000	Energy Transfer Operating LP, 7.60%, 2/1/24	104,345
30,000	Energy Transfer Partners LP / Regency Energy Finance Corp., 4.50%, 11/1/23	31,787
515,000	EQM Midstream Partners LP, 4.75%, 7/15/23	516,644
	MPLX LP
290,000	4.13%, 3/1/27	304,627
110,000	4.00%, 3/15/28	113,935
	Phillips 66 Partners LP
100,000	3.61%, 2/15/25	104,832
400,000	3.75%, 3/1/28	416,660
Shares/ Principal		Fair Value
	PIPELINES - 0.6% (Continued)
	Sunoco Logistics Partners Operations LP
$55,000	4.40%, 4/1/21	$56,327
195,000	3.90%, 7/15/26	202,584
300,000	5.35%, 5/15/45	322,633
200,000	Western Midstream Operating LP, 4.00%, 7/1/22	205,013
		2,571,406
	REITS - 0.7%
	American Tower Corp.
300,000	3.45%, 9/15/21	306,834
31,000	5.00%, 2/15/24	34,096
50,000	AvalonBay Communities, Inc., 2.95%, 9/15/22	51,217
385,000	Brandywine Operating Partnership LP, 3.95%, 11/15/27	402,537
	Crown Castle International Corp.
130,000	3.65%, 9/1/27	137,581
105,000	3.80%, 2/15/28	111,929
	Healthpeak Properties, Inc.
75,000	3.88%, 8/15/24	79,794
200,000	4.00%, 6/1/25	215,044
210,000	3.00%, 1/15/30	210,830
	SBA Tower Trust
255,000	3.16%, 10/8/20 (a)	255,084
155,000	2.88%, 7/9/21 (a)	155,866
155,000	3.45%, 3/15/23 (a)	159,692
100,000	2.84%, 1/15/25 (a)	101,019
160,000	Simon Property Group LP, 2.45%, 9/13/29	157,517
48,000	SITE Centers Corp., 4.63%, 7/15/22	50,066
425,000	WEA Finance LLC, 4.13%, 9/20/28 (a)	460,244
275,000	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.25%, 10/5/20 (a)	277,214
		3,166,564
	RETAIL - 0.0%†
125,000	Lowe's Cos., Inc., 4.55%, 4/5/49	147,585
	SAVINGS & LOANS - 0.0%†
200,000	Nationwide Building Society, 3.62%, (3 Month US Libor + 1.18%), 4/26/23 (a,b)	205,734
	SEMICONDUCTORS - 0.0%†
170,000	Microchip Technology, Inc., 3.92%, 6/1/21	173,856
	SOFTWARE - 0.3%
170,000	Fiserv, Inc., 3.20%, 7/1/26	176,060
	Microsoft Corp.
335,000	2.88%, 2/6/24	347,616
235,000	2.40%, 8/8/26	237,784
120,000	3.70%, 8/8/46	135,690
230,000	Oracle Corp., 3.25%, 11/15/27	243,771
		1,140,921

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	TELECOMMUNICATIONS - 0.5%
	AT&T, Inc.
$30,000	3.95%, 1/15/25	$32,157
375,000	3.60%, 7/15/25	396,957
200,000	4.13%, 2/17/26	216,787
200,000	British Telecommunications PLC, 3.25%, 11/8/29 (a)	199,853
150,000	Crown Castle Towers LLC, 3.22%, 5/15/22 (a)	151,766
410,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.74%, 3/20/25 (a)	434,182
265,000	Telefonica Emisiones SA, 5.21%, 3/8/47	314,530
	Verizon Communications, Inc.
509,000	4.52%, 9/15/48	610,772
53,000	4.67%, 3/15/55	65,486
		2,422,490
	TRANSPORTATION - 0.1%
	FedEx Corp.
35,000	4.10%, 2/1/45	33,970
91,000	4.75%, 11/15/45	95,835
45,000	4.55%, 4/1/46	46,288
13,000	4.05%, 2/15/48	12,561
91,000	4.95%, 10/17/48	99,487
		288,141
	TRUCKING & LEASING - 0.2%
	Penske Truck Leasing Co. LP / PTL Finance Corp.
150,000	3.20%, 7/15/20 (a)	150,644
200,000	3.38%, 2/1/22 (a)	204,257
50,000	4.88%, 7/11/22 (a)	53,185
110,000	2.70%, 11/1/24 (a)	110,787
345,000	3.95%, 3/10/25 (a)	366,558
		885,431
	WATER - 0.0%†
120,000	American Water Capital Corp., 2.95%, 9/1/27	122,667
	TOTAL CORPORATE BONDS AND NOTES (Cost - $54,949,205)	57,479,330
	AGENCY MORTGAGE BACKED SECURITIES - 8.0%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.1%
	Freddie Mac Gold Pool
7,638	3.00%, 9/1/28	7,902
14,244	2.50%, 10/1/28	14,437
75,460	2.50%, 12/1/31	76,795
81,925	3.50%, 11/1/34	85,406
34,102	3.00%, 2/1/43	34,799
25,892	3.50%, 10/1/43	27,252
Shares/ Principal		Fair Value
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.1% (Continued)
$17,877	4.00%, 8/1/44	$19,018
1,561,805	3.00%, 9/1/46	1,599,435
1,162,129	3.00%, 11/1/46	1,188,742
319,497	3.00%, 12/1/46	326,824
2,487,867	3.00%, 12/1/46	2,547,848
153,635	3.00%, 1/1/47	157,464
643,447	3.00%, 2/1/47	659,492
1,994,736	3.50%, 8/1/47	2,068,964
1,327,180	3.50%, 10/1/47	1,376,594
227,312	4.00%, 8/1/48	237,223
3,005,894	3.50%, 9/1/48	3,122,062
235,141	4.00%, 9/1/48	245,393
24,284	4.00%, 10/1/48	25,244
465,140	3.50%, 11/1/48	483,116
93,711	4.00%, 11/1/48	97,797
	Freddie Mac Pool
1,363,911	2.50%, 11/1/49	1,352,633
374,324	2.50%, 11/1/49	369,024
1,449,124	3.00%, 11/1/49	1,470,032
2,203,981	2.50%, 12/1/49	2,180,050
932,180	3.00%, 12/1/49	945,630
25,819	4.00%, 12/1/49	27,036
1,989,808	3.00%, 1/1/50	2,018,518
		22,764,730
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.4%
	Fannie Mae Pool
70,000	3.07%, 2/1/25	73,066
144,971	2.47%, 5/1/25	147,467
310,000	2.68%, 5/1/25	318,445
400,000	2.81%, 7/1/25	413,689
106,404	2.99%, 10/1/25	110,845
51,240	3.09%, 10/1/25	53,506
150,000	2.78%, 6/1/26	155,331
19,545	2.50%, 4/1/28	19,790
12,336	3.00%, 10/1/28	12,741
42,336	2.50%, 2/1/30	42,934
82,559	2.50%, 6/1/30	83,727
196,402	2.50%, 10/1/31	199,214
148,371	2.50%, 12/1/31	150,383
69,195	3.00%, 7/1/43	71,131
31,228	4.00%, 11/1/43	33,001
1,522,914	3.00%, 1/1/46	1,560,353
527,250	4.00%, 1/1/46	555,888
542,221	4.00%, 2/1/46	571,648
1,482,585	3.00%, 10/1/46	1,505,461
889,649	3.50%, 12/1/47	923,375
1,615,530	3.50%, 4/1/48	1,670,553

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.4% (Continued)
	Federal National Mortgage Association
$500,000	2.50%, 1/1/35 (d)	$504,531
316,000	3.00%, 1/1/35 (d)	323,851
300,000	3.50%, 1/1/50 (d)	308,578
850,000	4.50%, 1/1/50 (d)	894,758
		10,704,266
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.5%
	Ginnie Mae II Pool
34,292	3.00%, 12/20/42	35,506
36,736	3.50%, 7/20/43	38,627
13,286	4.00%, 12/20/44	13,846
69,394	4.00%, 8/20/48	72,171
154,974	4.00%, 9/20/48	160,705
68,801	4.00%, 10/20/48	71,170
	Government National Mortgage Association
1,610,000	4.00%, 1/20/50 (d)	1,666,098
350,000	4.50%, 1/20/50 (d)	365,805
		2,423,928
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $35,308,842)	35,892,924
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.6%
252,537	AASET 2018-2 US Ltd, 4.45%, 11/18/38 (a)	257,382
387,159	Ajax Mortgage Loan Trust 2017-B, 3.16%, 9/25/56 (a,b)	386,367
125,019	Angel Oak Mortgage Trust 2019-6, 2.62%, 11/25/59 (a,b)	124,805
135,721	Angel Oak Mortgage Trust I LLC 2019-2, 3.63%, 3/25/49 (a,b)	137,257
33,656	Angel Oak Mortgage Trust LLC, 2.71%, 11/25/47 (a,b)	33,589
350,000	Apidos CLO XXII, 4.02%, (3 Month US Libor + 2.05%), 10/20/27 (a,b)	350,030
16,121	ARI Fleet Lease Trust 2017-A, 1.91%, 4/15/26 (a)	16,109
58,620	ARI Fleet Lease Trust 2018-A, 2.55%, 10/15/26 (a)	58,675
116,174	ARI Fleet Lease Trust 2018-B, 3.22%, 8/16/27 (a)	117,198
345,000	Atlas Senior Loan Fund Ltd, 3.30%, (3 Month US Libor + 1.30%), 1/16/30 (a,b)	344,637
320,000	Avery Point IV CLO Ltd, 3.54%, (3 Month US Libor + 1.60%), 4/25/26 (a,b)	320,071
185,000	BAMLL Commercial Mortgage Securities Trust 2018-PARK, 4.09%, 8/10/38 (a,b)	203,618
155,000	Banc of America Commercial Mortgage Trust 2015-UBS7, 3.71%, 9/15/48	164,911
178,001	Bayview Koitere Fund Trust 2017-RT4, 3.50%, 7/28/57 (a,b)	180,970
Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.6% (Continued)
$116,561	Bayview Opportunity Master Fund IVa Trust 2017-SPL1, 4.00%, 10/28/64 (a,b)	$118,881
116,775	Bayview Opportunity Master Fund IVa Trust 2017-SPL5, 3.50%, 6/28/57 (a,b)	118,224
85,998	Bayview Opportunity Master Fund IVb Trust 2017-SPL3, 4.00%, 11/28/53 (a,b)	87,933
85,817	Bayview Opportunity Master Fund IVb Trust 2017-SPL4, 3.50%, 1/28/55 (a,b)	86,597
275,000	BlueMountain CLO 2012-2 Ltd, 3.35%, (3 Month US Libor + 1.45%), 11/20/28 (a,b)	274,872
	Canadian Pacer Auto Receivables Trust 2018-2
34,257	3.00%, 6/21/21 (a)	34,324
25,000	3.27%, 12/19/22 (a)	25,360
31,669	Canadian Pacer Auto Receivables Trust2017-1, 2.05%, 3/19/21 (a)	31,663
235,079	Castlelake Aircraft Structured Trust 2019-1, 3.97%, 4/15/39 (a)	238,242
195,000	CD 2017-CD4 Mortgage Trust, 3.51%, 5/10/50 (b)	206,721
	Chesapeake Funding II LLC
86,763	2.19%, (1 Month US Libor + 0.45%), 5/15/29 (a,b)	86,738
93,344	1.91%, 8/15/29 (a)	93,276
192,022	3.23%, 8/15/30 (a)	195,295
525,000	Citigroup Commercial Mortgage Trust 2015-GC35, 3.82%, 11/10/48	562,180
50,214	COLT 2018-1 Mortgage Loan Trust, 2.93%, 2/25/48 (a,b)	50,309
64,769	COLT 2018-3 Mortgage Loan Trust, 3.69%, 10/26/48 (a,b)	65,109
69,008	COLT 2019-2 Mortgage Loan Trust, 3.34%, 5/25/49 (a,b)	69,686
70,601	COMM 2013-CCRE8 Mortgage Trust, 3.33%, 6/10/46	72,770
405,000	CSMC Trust 2017-LSTK, 2.76%, 4/5/33 (a)	405,915
	DB Master Finance LLC
69,650	3.79%, 5/20/49 (a)	71,100
64,675	4.02%, 5/20/49 (a)	66,338
71,341	Deephave Residential Mortgage Trust 2019-2, 3.56%, 4/25/59 (a,b)	72,301
14,582	Deephaven Residential Mortgage Trust 2017-1, 2.73%, 12/26/46 (a,b)	14,541
43,511	Deephaven Residential Mortgage Trust 2017-2, 2.45%, 6/25/47 (a,b)	43,403
36,508	Deephaven Residential Mortgage Trust 2017-3, 2.58%, 10/25/47 (a,b)	36,456
64,336	Deephaven Residential Mortgage Trust 2018-1, 2.98%, 12/25/57 (a,b)	64,187
190,000	Enterprise Fleet Financing 2019-1 LLC, 2.98%, 10/20/24 (a)	191,804
	Enterprise Fleet Financing LLC
36,034	1.97%, 1/20/23 (a)	36,018
78,692	2.13%, 5/22/23 (a)	78,683
465,000	Fannie Mae Multifamily Remic Trust 2015-M12, 2.80%, 5/25/25 (b)	476,648

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.6% (Continued)
	Fannie Mae REMICS
$262,718	3.50%, 6/25/44	$275,229
516,637	3.00%, 1/25/45	531,111
1,491,995	3.00%, 10/25/45	1,532,506
435,362	3.00%, 12/25/45	447,923
930,888	3.50%, 1/25/47	979,361
322,872	3.50%, 12/25/47	343,109
573,450	3.50%, 2/25/48	605,578
350,770	2.50%, 3/25/53	352,549
979,009	3.00%, 12/25/54	999,442
795,523	3.50%, 11/25/57	823,450
101,204	3.50%, 12/25/58	107,083
531,868	3.50%, 6/25/59	557,817
	Fannie Mae-Aces
22,292	2.34%, (3 Month US Libor + 0.49%), 4/25/24 (b)	22,328
96,213	2.25%, (1 Month US Libor + 0.40%), 10/25/24 (b)	96,130
106,958	Finance of America Structured Securities Trust 2018-HB1, 3.38%, 9/25/28 (a,b)	106,948
70,540	First Investors Auto Owner Trust 2016-1, 3.41%, 4/18/22 (a)	70,667
	Ford Credit Floorplan Master Owner Trust A
100,000	2.09%, 3/15/22 (a)	99,992
125,000	2.44%, 9/15/26	125,315
	Freddie Mac Multifamily Structured Pass Through Certificates
120,000	2.28%, 7/25/26	119,947
202,731	2.16%, 5/25/29	199,076
	Freddie Mac REMICS
549,239	1.75%, 9/15/42	536,395
732,767	3.00%, 6/15/45	755,327
458,114	3.00%, 7/15/47	472,478
105,000	FREMF 2010-K7 Mortgage Trust, 5.52%, 4/25/20 (a,b)	105,479
35,000	FREMF 2013-K24 Mortgage Trust, 3.50%, 11/25/45 (a,b)	35,966
45,000	FREMF 2013-K713 Mortgage Trust, 3.17%, 4/25/46 (a,b)	45,039
65,000	FREMF 2015-K44 Mortgage Trust, 3.68%, 1/25/48 (a,b)	66,676
35,000	FREMF 2015-K46 Mortgage Trust, 3.69%, 4/25/48 (a,b)	36,284
45,000	FREMF 2015-K50 Mortgage Trust, 3.78%, 10/25/48 (a,b)	46,628
55,000	FREMF 2016-K55 Mortgage Trust, 4.16%, 4/25/49 (a,b)	57,994
35,000	FREMF 2017-K725 Mortgage Trust, 3.88%, 2/25/50 (a,b)	35,982
230,000	FREMF 2018-K733 Mortgage Trust, 4.08%, 9/25/25 (a,b)	239,333
Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.6% (Continued)
$175,000	FREMF 2019-K99 Mortgage Trust, 3.77%, 9/25/29 (a,b)	$175,981
168,310	GreatAmerica Leasing Receivables Funding LLC Series 2017-1, 2.36%, 1/20/23 (a)	168,506
	GreatAmerica Leasing Receivables Funding LLC Series 2018-1
84,701	2.60%, 6/15/21 (a)	84,905
100,000	2.83%, 6/17/24 (a)	100,769
370,000	Hertz Fleet Lease Funding LP, 2.70%, 1/10/33 (a)	372,804
248,512	Horizon Aircraft Finance III Ltd, 3.43%, 11/15/39 (a)	247,049
250,000	KKR Clo 16 Ltd, 3.22%, (3 Month US Libor + 1.25%), 1/20/29 (a,b)	249,997
300,000	Madison Park Funding XI Ltd, 3.09%, (3 Month US Libor + 1.16%), 7/23/29 (a,b)	300,000
250,000	Madison Park Funding XV Ltd, 3.44%, (3 Month US Libor + 1.50%), 1/27/26 (a,b)	250,009
565,000	Madison Park Funding XVIII Ltd, 3.16%, (3 Month US Libor + 1.19%), 10/21/30 (a,b)	565,068
535,000	Magnetite VII Ltd, 2.80%, (3 Month US Libor + 0.80%), 1/15/28 (a,b)	533,519
360,000	Magnetite XVIII Ltd, 3.41%, (3 Month US Libor + 1.50%), 11/15/28 (a,b)	359,270
124,442	METLIFE SECURITIZATION TRUST, 3.00%, 4/25/55 (a,b)	125,631
35,978	Mill City Mortgage Loan Trust 2016-1, 2.50%, 4/25/57 (a,b)	35,913
130,015	Mill City Mortgage Loan Trust 2017-3, 2.75%, 1/25/61 (a,b)	129,621
140,000	MMAF Equipment Finance LLC 2016-A, 2.21%, 12/15/32 (a)	140,091
135,720	MMAF Equipment Finance LLC 2017-B, 2.21%, 10/17/22 (a)	135,841
150,545	New Residential Mortgage Loan Trust 2017-3, 4.00%, 4/25/57 (a,b)	159,868
11,317	OneMain Direct Auto Receivables Trust 2017-2, 2.31%, 12/14/21 (a)	11,314
380,000	OneMain Direct Auto Receivables Trust 2018-1, 3.43%, 12/16/24 (a)	384,968
15,192	OneMain Financial Issuance Trust 2016-1, 3.66%, 2/20/29 (a)	15,222
81,142	OneMain Financial Issuance Trust 2017-1, 2.37%, 9/14/32 (a)	81,139
236,386	Seasoned Credit Risk Transfer Trust Series 2019-3, 3.50%, 10/25/58	243,220
34,960	Securitized Term Auto Receivables Trust 2017-2, 2.04%, 4/26/21 (a)	34,958
100,000	SFAVE Commercial Mortgage Securities Trust 2015-5AVE, 4.14%, 1/5/43 (a,b)	103,787
325,000	Shackleton 2015-VIII CLO Ltd, 2.89%, (3 Month US Libor + 0.92%), 10/20/27 (a,b)	324,999

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 5.6% (Continued)
$4,600	SoFi Consumer Loan Program 2018-2 Trust, 2.93%, 4/26/27 (a)	$4,601
194,519	SoFi Consumer Loan Program 2018-4 Trust, 3.54%, 11/26/27 (a)	196,092
500,000	SOUND POINT CLO III-R LTD, 2.95%, (3 Month US Libor + 0.95%), 4/15/29 (a,b)	493,013
39,991	Springleaf Funding Trust 2016-A, 2.90%, 11/15/29 (a)	40,036
80,576	Towd Point Mortgage Trust 2016-3, 2.25%, 4/25/56 (a,b)	80,092
155,462	Towd Point Mortgage Trust 2017-1, 2.75%, 10/25/56 (a,b)	156,420
52,237	Towd Point Mortgage Trust 2017-2, 2.75%, 4/25/57 (a,b)	52,277
162,614	Towd Point Mortgage Trust 2017-4, 2.75%, 6/25/57 (a,b)	161,950
70,153	Towd Point Mortgage Trust 2018-1, 3.00%, 1/25/58 (a,b)	70,837
	Vantage Data Centers Issuer LLC
157,067	4.07%, 2/16/43 (a)	163,497
79,733	3.19%, 7/15/44 (a)	80,236
149,529	Verus Securitization Trust 2019-2, 3.21%, 5/25/59 (a,b)	151,063
27,100	Volvo Financial Equipment LLC Series 2017-1, 1.92%, 3/15/21 (a)	27,093
250,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1, 3.15%, 5/15/48	259,328
400,000	Wells Fargo Commercial Mortgage Trust 2017-C38, 3.45%, 7/15/50	424,108
23,471	Wheels SPV 2 LLC, 1.88%, 4/20/26 (a)	23,441
	TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $24,867,368)	25,218,868
	U.S. TREASURY SECURITIES - 4.6%
	U.S. Treasury Note
935,000	1.50%, 10/31/24	927,220
2,530,000	1.63%, 10/31/26	2,498,474
590,000	2.88%, 8/15/28	636,324
3,005,000	2.38%, 5/15/29	3,125,552
1,495,000	1.75%, 11/15/29	1,473,626
	U.S. Treasury Bond
1,320,000	3.38%, 5/15/44	1,565,437
610,000	3.00%, 11/15/44	681,484
3,815,000	2.50%, 2/15/45	3,901,732
545,000	2.88%, 8/15/45	597,158
805,000	2.50%, 5/15/46	823,899
595,000	3.00%, 5/15/47	670,142
910,000	2.75%, 8/15/47	978,357
1,097,000	2.75%, 11/15/47	1,179,404
1,010,000	3.00%, 8/15/48	1,140,393
155,000	2.88%, 5/15/49	171,305
450,000	2.25%, 8/15/49	437,766
	TOTAL U.S. TREASURY SECURITIES (Cost - $19,574,457)	20,808,273
Shares/ Principal		Fair Value
	MUNICIPAL BONDS - 0.8%
$50,000	Chicago O'hare International Airport, 6.40%, 1/1/40	$71,890
	Chicago Transit Authority
60,000	6.30%, 12/1/21	63,178
40,000	6.30%, 12/1/21	42,118
120,000	6.90%, 12/1/40	162,110
80,000	6.90%, 12/1/40	108,074
40,000	County of Broward FL Airport System Revenue, 3.48%, 10/1/43	40,178
315,000	County of Sacramento CA, 5.73%, 8/15/23	347,032
	Foothill-Eastern Transportation Corridor Agency
40,000	4.09%, 1/15/49	39,934
135,000	3.92%, 1/15/53	133,183
195,000	Illinois Municipal Electric Agency, 6.83%, 2/1/35	252,708
120,000	Kansas Development Finance Authority, 5.37%, 5/1/26	132,236
120,000	Long Island Power Authority, 3.88%, 9/1/24	127,828
65,000	Massachusetts School Building Authority, 3.40%, 10/15/40	64,981
80,000	Metropolitan Transportation Authority, 6.67%, 11/15/39	113,545
	Municipal Electric Authority of Georgia
381,000	6.64%, 4/1/57	513,009
70,000	6.66%, 4/1/57	96,419
400,000	New York State Urban Development Corp., 2.10%, 3/15/22	400,872
270,000	Philadelphia Authority for Industrial Development, 6.55%, 10/15/28	336,925
285,000	Sales Tax Securitization Corp., 4.79%, 1/1/48	331,099
	State of California
45,000	7.35%, 11/1/39	69,125
20,000	7.60%, 11/1/40	33,014
230,000	State of Illinois, 5.10%, 6/1/33	247,947
	TOTAL MUNICIPAL BONDS (Cost - $3,462,238)	3,727,405
	SOVEREIGN DEBTS - 0.3%
204,000	Japan Bank for International Cooperation, 2.13%, 6/1/20	204,160
	Qatar Government International Bond
200,000	3.38%, 3/14/24 (a)	209,250
346,000	4.00%, 3/14/29 (a)	386,137
330,000	Saudi Government International Bond, 2.88%, 3/4/23 (a)	335,802
	TOTAL SOVEREIGN DEBTS (Cost - $1,086,981)	1,135,349

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2019

Shares/ Principal		Fair Value
	SHORT-TERM INVESTMENTS - 5.1%
	MONEY MARKET FUNDS - 5.1%
17,525,739	Dreyfus Government Cash Management, 1.51% (e)	$17,525,739
5,253,623	Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 1.53% (e)	5,253,623
	TOTAL SHORT-TERM INVESTMENTS (Cost - $22,779,362)	22,779,362
	TOTAL INVESTMENTS - 100.6% (Cost - $363,448,762)	$451,231,913
	OTHER ASSETS LESS LIABILITIES - NET - (0.6)%	(2,677,905)
	TOTAL NET ASSETS - 100.0%	$448,554,008

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2019, these securities amounted to $31,248,253 or 7.0% of net assets.

(b)  Variable rate security. The rate shown is the rate in effect at period end.

(c)  Step coupon.

(d)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(e)  The rate shown is the annualized seven-day yield at period end.

ADR - American Depositary Receipt

CLO - Collateralized Loan Obligation

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
Morgan Stanley & U.S. 5 Year Note Future	Company LLC	38	3/31/2020	$4,507,156	$(14,984)
SHORT FUTURES CONTRACTS
Morgan Stanley & U.S. Ultra Bond Future	Company LLC	1	3/20/2020	181,656	3,719
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(11,265)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities

December 31, 2019

Assets:	Global Atlantic American Funds® Managed Risk Portfolio	Global Atlantic Balanced Managed Risk Portfolio	Global Atlantic BlackRock Selects Managed Risk Portfolio	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Investments in securities, at cost	$209,870,923	$71,777,196	$226,362,163	$218,827,980
Investments in securities, at fair value	$231,069,711	$83,682,185	$242,007,491	$297,355,996
Cash	102	-	1,878,410	17,557
Foreign cash (cost $-, $-, $- and $800, respectively)	-	-	-	579
Deposits with broker +	41,879	45,405	45,989	423,296
Segregated cash for derivatives	-	-	-	200,544
Receivable for portfolio shares sold	-	-	78,176	5,108
Interest and dividends receivable	14,484	5,113	14,608	721,115
Prepaid expenses	8,012	2,935	8,539	10,156
Total Assets	231,134,188	83,735,638	244,033,213	298,734,351
Liabilities:
Due to custodian	-	5	-	-
Premiums received on open swap contracts	-	-	-	208,278
Unrealized depreciation on futures contracts	-	-	-	128,580
Unrealized depreciation on forward foreign currency contracts	-	-	-	42,355
Unrealized depreciation on swap contracts	-	-	-	24,794
Payable for securities purchased	-	-	-	5,814,756
Payable for portfolio shares redeemed	51,072	263,199	-	-
Accrued distribution (12b-1) fees	48,611	17,727	51,627	61,598
Accrued investment advisory fees	97,222	38,326	113,579	195,901
Administrative service fees payable	11,829	4,345	12,616	14,990
Accrued expenses and other liabilities	9,117	825	2,525	3,148
Total Liabilities	217,851	324,427	180,347	6,494,400
Net Assets	$230,916,337	$83,411,211	$243,852,866	$292,239,951
Composition of Net Assets:
Paid-in capital	$203,932,869	$68,873,156	$239,980,226	$219,994,827
Total distributable earnings	26,983,468	14,538,055	3,872,640	72,245,124
Net Assets:	$230,916,337	$83,411,211	$243,852,866	$292,239,951
Class II Shares:
Net assets	$230,916,337	$83,411,211	$243,852,866	$292,239,951
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	19,176,390	6,667,149	23,240,896	21,729,397
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.04	$12.51	$10.49	$13.45

+  Collateral for futures, forward foreign currency contracts, and swap contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2019

Assets:	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic PIMCO Tactical Allocation Portfolio
Investments in securities, at cost	$29,456,915	$348,059,517	$118,935,446	$29,114,201
Investments in securities, at fair value	$31,805,004	$431,821,821	$143,294,370	$31,871,205
Cash	-	-	-	164,203
Foreign cash (cost $140,215, $-, $-, $37,673, respectively)	141,430	-	-	37,705
Deposits with broker +	373,698	42,706	42,533	365,691
Premiums paid on open swap contracts	-	-	-	70,137
Unrealized appreciation on forward foreign currency contracts	-	-	-	2,373
Unrealized appreciation on futures contracts	29,272	-	-	283,870
Unrealized appreciation on swap contracts	-	-	-	22,375
Receivable for securities sold	64,255	-	-	4,830,021
Receivable for portfolio shares sold	11,605	-	-	74,527
Interest and dividends receivable	181,532	26,438	8,749	106,980
Prepaid expenses	1,151	15,024	5,001	925
Total Assets	32,607,947	431,905,989	143,350,653	37,830,012
Liabilities:
Due to custodian	41	25	8	-
Payable for securities purchased	-	-	-	10,918,712
Payable for portfolio shares redeemed	-	48,004	23,819	-
Accrued distribution (12b-1) fees	6,918	91,006	30,271	5,626
Accrued investment advisory fees	22,998	182,727	66,595	16,254
Administrative service fees payable	1,700	22,177	7,389	-
Accrued expenses and other liabilities	321	4,594	1,494	800
Total Liabilities	31,978	348,533	129,576	10,941,392
Net Assets	$32,575,969	$431,557,456	$143,221,077	$26,888,620
Composition of Net Assets:
Paid-in capital	$28,964,335	$353,763,818	$115,758,892	$22,824,797
Total distributable earnings	3,611,634	77,793,638	27,462,185	4,063,823
Net Assets:	$32,575,969	$431,557,456	$143,221,077	$26,888,620
Class II Shares:
Net assets	$32,575,969	$431,557,456	$143,221,077	$26,888,620
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	3,008,741	35,022,016	11,393,744	2,316,090
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.83	$12.32	$12.57	$11.61

+  Collateral for futures, forward foreign currency contracts, and swap contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2019

Assets:	Global Atlantic Select Advisor Managed Risk Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio
Investments in securities, at cost	$95,113,595	$363,448,762
Investments in securities, at fair value	$114,346,380	$451,231,913
Cash	-	110,352
Deposits with broker +	41,941	55,785
Receivable for securities sold	-	1,604,642
Interest and dividends receivable	63,974	1,113,642
Prepaid expenses	3,980	15,541
Total Assets	114,456,275	454,131,875
Liabilities:
Due to custodian	2	-
Unrealized depreciation on futures contracts	-	11,265
Payable for securities purchased	-	5,055,752
Payable for portfolio shares redeemed	32,947	73,486
Accrued distribution (12b-1) fees	24,146	94,544
Accrued investment advisory fees	21,605	315,048
Administrative service fees payable	5,879	22,993
Accrued expenses and other liabilities	1,194	4,779
Total Liabilities	85,773	5,577,867
Net Assets	$114,370,502	$448,554,008
Composition of Net Assets:
Paid-in capital	$90,949,914	$352,587,063
Total distributable earnings	23,420,588	95,966,945
Net Assets:	$114,370,502	$448,554,008
Class II Shares:
Net assets	$114,370,502	$448,554,008
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	8,644,253	32,033,130
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.23	$14.00

+  Collateral for futures.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations

For the Year Ended December 31, 2019

	Global Atlantic American Funds® Managed Risk Portfolio	Global Atlantic Balanced Managed Risk Portfolio	Global Atlantic BlackRock Selects Managed Risk Portfolio	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Investment Income:
Dividend income*	$4,907,324	$1,999,469	$5,327,879	$3,910,455
Interest income	186,053	69,186	222,524	2,835,631
Total Investment Income	5,093,377	2,068,655	5,550,403	6,746,086
Expenses:
Investment advisory fees	2,023,283	464,886	1,630,013	2,394,859
Distribution fees (12b-1) - Class II Shares	561,951	210,484	611,280	704,344
Administrative service fees	143,382	57,923	157,623	183,215
Legal fees	59,787	22,403	64,541	74,587
Trustees' fees	21,077	8,253	23,853	23,810
Custody fees	1,580	580	1,685	3,052
Miscellaneous expenses	16,756	5,904	17,151	24,684
Total Expenses	2,827,816	770,433	2,506,146	3,408,551
Expenses waived	(899,121)	(1,317)	(557,576)	(143,809)
Net Expenses	1,928,695	769,116	1,948,570	3,264,742
Net Investment Income	3,164,682	1,299,539	3,601,833	3,481,344
Net Realized and Change in Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	10,198,238	2,947,928	(3,300,395)	6,607,553
Futures contracts	(1,902,154)	(656,352)	(2,060,319)	(3,332,680)
Swap contracts	-	-	-	95,179
Forward foreign currency contracts	-	-	-	12,169
Foreign currency translations	-	-	-	(6,865)
	8,296,084	2,291,576	(5,360,714)	3,375,356
Net change in unrealized appreciation/(depreciation) on:
Investments	24,195,620	8,003,408	36,952,070	47,678,152
Futures contracts	(941,660)	(370,729)	(593,206)	(2,750,651)
Swap contracts	-	-	-	159,547
Forward foreign currency contracts	-	-	-	(84,783)
Foreign currency translations	-	-	-	(7,671)
	23,253,960	7,632,679	36,358,864	44,994,594
Net Realized and Change in Unrealized Gain	31,550,044	9,924,255	30,998,150	48,369,950
Net Increase in Net Assets Resulting from Operations	$34,714,726	$11,223,794	$34,599,983	$51,851,294
* Foreign taxes withheld	$-	$-	$-	$1,288

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2019

	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic PIMCO Tactical Allocation Portfolio
Investment Income:
Dividend income*	$292,298	$9,368,439	$3,217,777	$217,399
Interest income	390,599	366,991	118,561	450,891
Total Investment Income	682,897	9,735,430	3,336,338	668,290
Expenses:
Investment advisory fees	272,939	2,362,534	775,814	220,394
Distribution fees (12b-1) - Class II Shares	80,276	1,073,879	352,643	64,822
Administrative service fees	26,567	271,919	93,316	27,509
Legal fees	8,597	112,908	37,242	6,872
Trustees' fees	3,216	41,712	13,744	2,602
Custody fees	688	2,963	987	513
Miscellaneous expenses	2,419	31,640	9,990	2,055
Total Expenses	394,702	3,897,555	1,283,736	324,767
Expenses waived	(19,389)	(76,229)	-	(26,831)
Net Expenses	375,313	3,821,326	1,283,736	297,936
Net Investment Income	307,584	5,914,104	2,052,602	370,354
Net Realized and Change in Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	1,684,576	29,719,979	5,542,063	246,118
Futures contracts	871,492	(8,958,102)	(1,604,465)	1,586,848
Swap contracts	-	-	-	(456,672)
Forward foreign currency contracts	-	-	-	(20,052)
Foreign currency translations	(1,518)	-	-	(862)
	2,554,550	20,761,877	3,937,598	1,355,380
Net change in unrealized appreciation/(depreciation) on:
Investments	1,206,661	48,075,656	16,063,559	2,164,773
Short sales	-	-	-	317
Futures contracts	136,830	(6,694,944)	(1,247,489)	331,837
Swap contracts	-	-	-	145,949
Forward foreign currency contracts	-	-	-	(407)
Foreign currency translations	12,922	-	-	(745)
	1,356,413	41,380,712	14,816,070	2,641,724
Net Realized and Change in Unrealized Gain	3,910,963	62,142,589	18,753,668	3,997,104
Net Increase in Net Assets Resulting from Operations	$4,218,547	$68,056,693	$20,806,270	$4,367,458
* Foreign taxes withheld	$-	$-	$-	$86
See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2019

	Global Atlantic Select Advisor Managed Risk Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio
Investment Income:
Dividend income*	$2,504,719	$4,359,458
Interest income	93,364	4,971,178
Total Investment Income	2,598,083	9,330,636
Expenses:
Investment advisory fees	1,009,967	3,717,169
Distribution fees (12b-1) - Class II Shares	280,555	1,093,285
Administrative service fees	82,226	279,414
Legal fees	29,779	116,570
Trustees' fees	10,953	41,381
Custody fees	785	3,428
Miscellaneous expenses	7,943	30,935
Total Expenses	1,422,208	5,282,182
Expenses waived	(707,442)	(13,260)
Net Expenses	714,766	5,268,922
Net Investment Income	1,883,317	4,061,714
Net Realized and Change in Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	5,761,871	13,505,170
Futures contracts	(1,434,672)	(4,433,250)
Forward foreign currency contracts	-	(23)
Foreign currency translations	-	(26)
	4,327,199	9,071,871
Net change in unrealized appreciation/(depreciation) on:
Investments	15,161,135	67,861,699
Futures contracts	(1,028,337)	(3,844,629)
Foreign currency translations	-	185
	14,132,798	64,017,255
Net Realized and Change in Unrealized Gain	18,459,997	73,089,126
Net Increase in Net Assets Resulting from Operations	$20,343,314	$77,150,840
* Foreign taxes withheld	$-	$11,581

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed Risk Portfolio		Global Atlantic Balanced Managed Risk Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,164,682	$3,918,100	$1,299,539	$1,303,948
Net realized gain	8,296,084	6,935,049	2,291,576	655,458
Net change in unrealized appreciation (depreciation)	23,253,960	(21,692,206)	7,632,679	(6,966,614)
Net increase (decrease) in net assets resulting from operations	34,714,726	(10,839,057)	11,223,794	(5,007,208)
From Distributions to Shareholders:
Total distributions paid	(12,587,121)	(9,463,958)	(2,374,674)	(1,095,287)
From Shares of Beneficial Interest:
Proceeds from shares sold	2,058,524	6,381,998	2,627,522	3,826,912
Reinvestment of distributions	12,587,121	9,463,958	2,374,674	1,095,287
Cost of shares redeemed	(22,759,006)	(19,055,559)	(12,187,819)	(12,964,740)
Net decrease in net assets from share transactions of beneficial interest	(8,113,361)	(3,209,603)	(7,185,623)	(8,042,541)
Total increase (decrease) in net assets	14,014,244	(23,512,618)	1,663,497	(14,145,036)
Net Assets:
Beginning of year	216,902,093	240,414,711	81,747,714	95,892,750
End of year	$230,916,337	$216,902,093	$83,411,211	$81,747,714
Share Activity:
Shares sold	176,242	526,903	218,761	318,366
Shares reinvested	1,095,485	848,785	194,965	95,243
Shares redeemed	(1,941,635)	(1,594,889)	(1,007,569)	(1,083,588)
Net decrease in shares of beneficial interest outstanding	(669,908)	(219,201)	(593,843)	(669,979)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Selects Managed Risk Portfolio		Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,601,833	$1,190,132	$3,481,344	$3,596,649
Net realized gain (loss)	(5,360,714)	6,438,516	3,375,356	(4,630,621)
Net change in unrealized appreciation (depreciation)	36,358,864	(28,428,728)	44,994,594	(15,375,409)
Net increase (decrease) in net assets resulting from operations	34,599,983	(20,800,080)	51,851,294	(16,409,381)
From Distributions to Shareholders:
Total distributions paid	(1,190,659)	(4,664,325)	(3,469,959)	(2,765,677)
From Shares of Beneficial Interest:
Proceeds from shares sold	1,178,519	4,655,484	7,007,097	7,274,247
Reinvestment of distributions	1,190,658	4,664,325	3,469,959	2,765,677
Cost of shares redeemed	(33,726,968)	(27,923,437)	(30,901,938)	(29,188,638)
Net decrease in net assets from share transactions of beneficial interest	(31,357,791)	(18,603,628)	(20,424,882)	(19,148,714)
Total increase (decrease) in net assets	2,051,533	(44,068,033)	27,956,453	(38,323,772)
Net Assets:
Beginning of year	241,801,333	285,869,366	264,283,498	302,607,270
End of year	$243,852,866	$241,801,333	$292,239,951	$264,283,498
Share Activity:
Shares sold	120,144	460,536	553,225	599,363
Shares reinvested	117,654	499,927	269,197	236,181
Shares redeemed	(3,415,816)	(2,809,982)	(2,453,893)	(2,430,085)
Net decrease in shares of beneficial interest outstanding	(3,178,018)	(1,849,519)	(1,631,471)	(1,594,541)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio		Global Atlantic Growth Managed Risk Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$307,584	$308,922	$5,914,104	$5,899,230
Net realized gain (loss)	2,554,550	(1,638,965)	20,761,877	2,680,594
Net change in unrealized appreciation (depreciation)	1,356,413	(531,432)	41,380,712	(42,363,431)
Net increase (decrease) in net assets resulting from operations	4,218,547	(1,861,475)	68,056,693	(33,783,607)
From Distributions to Shareholders:
Total distributions paid	(299,239)	(1,408,378)	(5,900,880)	(4,869,325)
From Shares of Beneficial Interest:
Proceeds from shares sold	1,128,661	1,881,962	2,050,159	10,622,373
Reinvestment of distributions	299,239	1,408,378	5,900,880	4,869,325
Cost of shares redeemed	(3,511,557)	(3,906,173)	(62,184,439)	(42,651,050)
Net decrease in net assets from share transactions of beneficial interest	(2,083,657)	(615,833)	(54,233,400)	(27,159,352)
Total increase (decrease) in net assets	1,835,651	(3,885,686)	7,922,413	(65,812,284)
Net Assets:
Beginning of year	30,740,318	34,626,004	423,635,043	489,447,327
End of year	$32,575,969	$30,740,318	$431,557,456	$423,635,043
Share Activity:
Shares sold	108,623	181,300	174,949	915,294
Shares reinvested	28,283	146,859	498,807	442,264
Shares redeemed	(339,093)	(375,772)	(5,341,292)	(3,725,752)
Net decrease in shares of beneficial interest outstanding	(202,187)	(47,613)	(4,667,536)	(2,368,194)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Moderate Growth Managed Risk Portfolio		Global Atlantic PIMCO Tactical Allocation Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$2,052,602	$2,016,474	$370,354	$338,850
Net realized gain (loss)	3,937,598	612,635	1,355,380	(539,247)
Net change in unrealized appreciation (depreciation)	14,816,070	(12,231,915)	2,641,724	(1,512,558)
Net increase (decrease) in net assets resulting from operations	20,806,270	(9,602,806)	4,367,458	(1,712,955)
From Distributions to Shareholders:
Total distributions paid	(2,016,802)	(1,615,979)	(266,882)	(1,184,226)
From Shares of Beneficial Interest:
Proceeds from shares sold	1,038,647	5,064,466	1,322,912	3,840,031
Reinvestment of distributions	2,016,802	1,615,979	266,882	1,184,226
Cost of shares redeemed	(14,568,694)	(12,694,376)	(3,140,638)	(3,284,139)
Net increase (decrease) in net assets from share transactions of beneficial interest	(11,513,245)	(6,013,931)	(1,550,844)	1,740,118
Total increase (decrease) in net assets	7,276,223	(17,232,716)	2,549,732	(1,157,063)
Net Assets:
Beginning of year	135,944,854	153,177,570	24,338,888	25,495,951
End of year	$143,221,077	$135,944,854	$26,888,620	$24,338,888
Share Activity:
Shares sold	88,015	425,832	123,677	349,837
Shares reinvested	165,855	143,007	24,087	116,788
Shares redeemed	(1,220,660)	(1,076,572)	(288,931)	(302,738)
Net increase (decrease) in shares of beneficial interest outstanding	(966,790)	(507,733)	(141,167)	163,887

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Select Advisor Managed Risk Portfolio		Global Atlantic Wellington Research Managed Risk Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,883,317	$1,267,963	$4,061,714	$4,107,161
Net realized gain	4,327,199	1,920,178	9,071,871	14,828,027
Net change in unrealized appreciation (depreciation)	14,132,798	(10,086,959)	64,017,255	(41,210,016)
Net increase (decrease) in net assets resulting from operations	20,343,314	(6,898,818)	77,150,840	(22,274,828)
From Distributions to Shareholders:
Total distributions paid	(4,750,990)	(2,557,493)	(22,747,730)	(11,630,527)
From Shares of Beneficial Interest:
Proceeds from shares sold	628,496	5,072,636	3,555,936	3,233,092
Reinvestment of distributions	4,750,990	2,557,493	22,747,730	11,630,527
Cost of shares redeemed	(14,474,991)	(10,294,914)	(46,883,300)	(45,039,857)
Net decrease in net assets from share transactions of beneficial interest	(9,095,505)	(2,664,785)	(20,579,634)	(30,176,238)
Total increase (decrease) in net assets	6,496,819	(12,121,096)	33,823,476	(64,081,593)
Net Assets:
Beginning of year	107,873,683	119,994,779	414,730,532	478,812,125
End of year	$114,370,502	$107,873,683	$448,554,008	$414,730,532
Share Activity:
Shares sold	50,365	400,416	265,518	237,591
Shares reinvested	375,572	215,822	1,698,860	915,069
Shares redeemed	(1,138,107)	(824,645)	(3,443,607)	(3,362,647)
Net decrease in shares of beneficial interest outstanding	(712,170)	(208,407)	(1,479,229)	(2,209,987)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic American Funds® Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$10.93	$11.98	$10.64	$10.57	$10.86
Income from investment operations:
Net investment income (a,b)	0.17	0.20	0.15	0.15	0.18
Net realized and unrealized gain (loss)	1.62	(0.76)	1.35	0.45	(0.38)
Total income (loss) from investment operations	1.79	(0.56)	1.50	0.60	(0.20)
Less distributions from:
Net investment income	(0.21)	(0.15)	(0.14)	(0.14)	(0.09)
Net realized gain	(0.47)	(0.34)	(0.02)	(0.39)	-
Total distributions	(0.68)	(0.49)	(0.16)	(0.53)	(0.09)
Net asset value, end of year	$12.04	$10.93	$11.98	$10.64	$10.57
Total return (c)	16.72%	(4.75)%	14.16%	5.72%	(1.84)%
Ratios and Supplemental Data:
Net assets, end of each year (in 000's)	$230,916	$216,902	$240,415	$217,525	$191,162
Ratio of net expenses to average net assets (d)	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of gross expenses to average net assets (d,e)	1.26%	1.24%	1.27%	1.27%	1.27%
Ratio of net investment income to average net assets (b,d)	1.41%	1.66%	1.29%	1.37%	1.69%
Portfolio turnover rate	30%	34%	43%	35%	23%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Does not include the expenses of the investment companies in which the Portfolio invests.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Balanced Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
Net asset value, beginning of year	$11.26		$12.09		$10.95		$10.66		$10.82
Income from investment operations:
Net investment income (a,b)	0.19		0.17		0.13		0.13		0.13
Net realized and unrealized gain (loss)	1.42		(0.85)		1.16		0.25		(0.25)
Total income (loss) from investment operations	1.61		(0.68)		1.29		0.38		(0.12)
Less distributions from:
Net investment income	(0.20)		(0.15)		(0.15)		(0.09)		(0.04)
Net realized gain	(0.16)		-		-		-		-
Total distributions	(0.36)		(0.15)		(0.15)		(0.09)		(0.04)
Net asset value, end of year	$12.51		$11.26		$12.09		$10.95		$10.66
Total return (c)	14.34%		(5.66)%		11.80%		3.55%		(1.10)%
Ratios and Supplemental Data:
Net assets, end of each year (in 000's)	$83,411		$81,748		$95,893		$101,046		$83,310
Ratio of net expenses to average net assets (d)	0.91%		0.91	% (f)	0.91%		0.91%		0.91%
Ratio of gross expenses to average net assets (d)	0.91	% (e)	0.91%		0.91	% (e)	0.92	% (e)	0.92	% (e)
Ratio of net investment income to average net assets (b,d)	1.54%		1.42%		1.14%		1.23%		1.16%
Portfolio turnover rate	107%		75%		49%		51%		32%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Does not include the expenses of the investment companies in which the Portfolio invests.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Represents the ratio of expenses to average net assets inclusive of the Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Selects Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$9.15	$10.11	$9.04	$9.35	$10.27
Income from investment operations:
Net investment income (a,b)	0.15	0.04	0.16	0.06	0.16
Net realized and unrealized gain (loss)	1.24	(0.82)	0.97	(0.06)	(0.52)
Total income (loss) from investment operations	1.39	(0.78)	1.13	0.00 (f)	(0.36)
Less distributions from:
Net investment income	(0.05)	(0.18)	(0.06)	(0.12)	(0.16)
Net realized gain	-	-	-	(0.19)	(0.40)
Total distributions	(0.05)	(0.18)	(0.06)	(0.31)	(0.56)
Net asset value, end of year	$10.49	$9.15	$10.11	$9.04	$9.35
Total return (c)	15.22%	(7.78)%	12.54%	0.02%	(3.44)%
Ratios and Supplemental Data:
Net assets, end of each year (in 000's)	$243,853	$241,801	$285,869	$274,284	$272,598
Ratio of net expenses to average net assets (d)	0.80%	0.57%	0.57%	0.57%	0.57%
Ratio of gross expenses to average net assets (d,e)	1.02%	1.24%	1.26%	1.27%	1.26%
Ratio of net investment income to average net assets (b,d)	1.47%	3.87%	1.66%	0.64%	1.61%
Portfolio turnover rate	154%	7%	1%	7%	1%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Does not include the expenses of the investment companies in which the Portfolio invests.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Less than $0.005 per share.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$11.31		$12.13		$10.64		$9.78	$10.57
Income from investment operations:
Net investment income (a,b)	0.16		0.15		0.12		0.13	0.12
Net realized and unrealized gain (loss)	2.14		(0.85)		1.48		0.81	(0.87)
Total income (loss) from investment operations	2.30		(0.70)		1.60		0.94	(0.75)
Less distributions from:
Net investment income	(0.16)		(0.12)		(0.11)		(0.08)	(0.04)
Net asset value, end of year	$13.45		$11.31		$12.13		$10.64	$9.78
Total return (c)	20.40%		(5.82)%		15.14%		9.60%	(7.09)%
Ratios and Supplemental Data:
Net assets, end of each year (in 000's)	$292,240		$264,283		$302,607		$236,401	$162,144
Ratio of net expenses to average net assets (d)	1.16%		1.15%		1.13%		1.08%	1.08%
Ratio of gross expenses to average net assets (d,e)	1.21%		1.19%		1.24%		1.22%	1.21%
Ratio of net investment income to average net assets (b,d)	1.24%		1.24%		1.04%		1.22%	1.13%
Portfolio turnover rate	20	% (f)	24	% (f)	43	% (f)	3%	3%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Does not include the expenses of the investment companies or fees on swaps in which the Portfolio invests.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2019, December 31, 2018 and December 31, 2017. If these were included in the calculation, the turnover percentage would be 55%, 48% and 55%, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		Period Ended December 31, 2015 (a)
Net asset value, beginning of period	$9.57	$10.63	$9.87	$9.48		$10.00
Income from investment operations:
Net investment income (b,c)	0.10	0.10	0.04	0.04		0.01
Net realized and unrealized gain (loss)	1.26	(0.71)	0.75	0.35		(0.53)
Total income (loss) from investment operations	1.36	(0.61)	0.79	0.39		(0.52)
Less distributions from:
Net investment income	(0.10)	(0.05)	(0.03)	(0.00	)(d)	0.00	(d)
Net realized gain	-	(0.40)	-	-		-
Total distributions	(0.10)	(0.45)	(0.03)	(0.00	)(d)	0.00	(d)
Net asset value, end of period	$10.83	$9.57	$10.63	$9.87		$9.48
Total return (e)	14.21%	(5.74)%	8.04%	4.12%		(5.17)%
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$32,576	$30,740	$34,626	$30,792		$16,249
Ratio of net expenses to average net assets (f)	1.17%	1.16%	1.16%	1.16%		1.16	% (g)
Ratio of gross expenses to average net assets (f,h)	1.23%	1.20%	1.21%	1.21%		1.22	% (g)
Ratio of net investment income to average net assets (c,f)	0.96%	0.94%	0.37%	0.43%		0.10	% (g)
Portfolio turnover rate	220%	142%	241%	101%		14	% (i)

(a)  Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Less than $0.005 per share.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)  Does not include the expenses of the investment companies in which the Portfolio invests.

(g)  Annualized.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)  Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Growth Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
Net asset value, beginning of year	$10.67		$11.64		$10.03		$9.91		$10.49
Income from investment operations:
Net investment income (a,b)	0.16		0.14		0.11		0.13		0.13
Net realized and unrealized gain (loss)	1.66		(0.99)		1.65		0.09		(0.68)
Total income (loss) from investment operations	1.82		(0.85)		1.76		0.22		(0.55)
Less distributions from:
Net investment income	(0.17)		(0.12)		(0.15)		(0.10)		(0.03)
Net asset value, end of year	$12.32		$10.67		$11.64		$10.03		$9.91
Total return (c)	17.11%		(7.33)%		17.61%		2.23%		(5.23)%
Ratios and Supplemental Data:
Net assets, end of each year (in 000's)	$431,557		$423,635		$489,447		$467,767		$461,355
Ratio of net expenses to average net assets (d)	0.89%		0.91	% (f)	0.91%		0.91%		0.91%
Ratio of gross expenses to average net assets (d)	0.91	% (e)	0.89%		0.91	% (e)	0.92	% (e)	0.92	% (e)
Ratio of net investment income to average net assets (b,d)	1.38%		1.24%		1.04%		1.32%		1.22%
Portfolio turnover rate	69%		53%		51%		59%		23%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Does not include the expenses of the investment companies in which the Portfolio invests.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
Net asset value, beginning of year	$11.00		$11.90		$10.52		$10.20		$10.50
Income from investment operations:
Net investment income (a,b)	0.17		0.16		0.12		0.13		0.13
Net realized and unrealized gain (loss)	1.58		(0.93)		1.40		0.28		(0.40)
Total income (loss) from investment operations	1.75		(0.77)		1.52		0.41		(0.27)
Less distributions from:
Net investment income	(0.18)		(0.13)		(0.14)		(0.09)		(0.03)
Net asset value, end of year	$12.57		$11.00		$11.90		$10.52		$10.20
Total return (c)	15.94%		(6.50)%		14.47%		4.05%		(2.57)%
Ratios and Supplemental Data:
Net assets, end of each year (in 000's)	$143,221		$135,945		$153,178		$142,389		$127,725
Ratio of net expenses to average net assets (d)	0.91%		0.91	% (f)	0.91%		0.91%		0.91%
Ratio of gross expenses to average net assets (d)	0.91	% (e)	0.89%		0.91	% (e)	0.92	% (e)	0.92	% (e)
Ratio of net investment income to average net assets (b,d)	1.46%		1.35%		1.09%		1.26%		1.21%
Portfolio turnover rate	91%		65%		52%		59%		21%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Does not include the expenses of the investment companies in which the Portfolio invests.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic PIMCO Tactical Allocation Portfolio

Selected data for a Class II share outstanding throughout each period indicated.

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016		Period Ended December 31, 2015 (a)
Net asset value, beginning of period	$9.90		$11.12		$9.73		$9.45		$10.00
Income from investment operations:
Net investment income (b,c)	0.16		0.14		0.09		0.11		0.04
Net realized and unrealized gain (loss)	1.67		(0.87)		1.34		0.26		(0.51)
Total income (loss) from investment operations	1.83		(0.73)		1.43		0.37		(0.47)
Less distributions from:
Net investment income	(0.12)		(0.11)		(0.04)		(0.09)		(0.08)
Net realized gain	-		(0.38)		-		-		-
Total distributions	(0.12)		(0.49)		(0.04)		(0.09)		(0.08)
Net asset value, end of period	$11.61		$9.90		$11.12		$9.73		$9.45
Total return (d)	18.37%		(6.65)%		14.66%		3.91%		(4.72)%
Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$26,889		$24,339		$25,496		$20,356		$13,215
Ratio of net expenses to average net assets (e)	1.15%		1.14%		1.14%		1.14%		1.14	% (f)
Ratio of gross expenses to average net assets (e,g)	1.25%		1.20%		1.21%		1.21%		1.22	% (f)
Ratio of net investment income to average net assets (c,e)	1.43%		1.29%		0.83%		1.15%		0.61	% (f)
Portfolio turnover rate	782	% (i)	207	% (i)	403	% (i)	66	% (i)	128	% (h,i)

(a)  Global Atlantic PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies or fees on swaps in which the Portfolio invests.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

(i)  The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, and the period ended December 31, 2015. If these were included in the calculation, the turnover percentage would be 891%, 376%, 455%, 304%, and 220%, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Select Advisor Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$11.53	$12.55	$11.04	$10.62	$10.97
Income from investment operations:
Net investment income (a,b)	0.21	0.13	0.11	0.14	0.15
Net realized and unrealized gain (loss)	2.05	(0.87)	1.55	0.40	(0.46)
Total income (loss) from investment operations	2.26	(0.74)	1.66	0.54	(0.31)
Less distributions from:
Net investment income	(0.15)	(0.12)	(0.15)	(0.12)	(0.04)
Net realized gain	(0.41)	(0.16)	-	-	-
Total distributions	(0.56)	(0.28)	(0.15)	(0.12)	(0.04)
Net asset value, end of year	$13.23	$11.53	$12.55	$11.04	$10.62
Total return (c)	19.96%	(5.99)%	15.06%	5.10%	(2.81)%
Ratios and Supplemental Data:
Net assets, end of each year (in 000's)	$114,371	$107,874	$119,955	$110,443	$105,716
Ratio of net expenses to average net assets (d)	0.64%	0.63%	0.63%	0.63%	0.63%
Ratio of gross expenses to average net assets (d,e)	1.27%	1.24%	1.26%	1.27%	1.26%
Ratio of net investment income to average net assets (b,d)	1.68%	1.07%	0.95%	1.26%	1.42%
Portfolio turnover rate	22%	32%	36%	45%	21%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Does not include the expenses of the investment companies in which the Portfolio invests.

(e)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Wellington Research Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
Net asset value, beginning of year	$12.38		$13.40		$11.82		$11.32		$11.25
Income from investment operations:
Net investment income (a,b)	0.13		0.12		0.09		0.08		0.06
Net realized and unrealized gain (loss	2.23		(0.79)		1.56		0.42		0.03	(c)
Total income (loss) from investment operations	2.36		(0.67)		1.65		0.50		0.09
Less distributions from:
Net investment income	(0.13)		(0.09)		(0.07)		-		(0.01)
Net realized gain	(0.61)		(0.26)		-		-		(0.01)
Total distributions	(0.74)		(0.35)		(0.07)		-		(0.02)
Net asset value, end of year	$14.00		$12.38		$13.40		$11.82		$11.32
Total return (d)	19.32%		(5.07)%		13.99%		4.68%		0.75%
Ratios and Supplemental Data:
Net assets, end of each year (in 000's)	$448,554		$414,731		$478,812		$415,607		$335,250
Ratio of net expenses to average net assets (e)	1.20%		1.20	% (h)	1.20%		1.20%		1.20%
Ratio of gross expenses to average net assets (e)	1.21	% (f)	1.19%		1.21	% (f)	1.21	% (f)	1.21	% (f)
Ratio of net investment income to average net assets (b,e)	0.93%		0.89%		0.68%		0.65%		0.49%
Portfolio turnover rate	53	% (g)	66	% (g)	67	% (g)	71	% (g)	91	% (g)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015. If these were included in the calculation the turnover percentage would be 70%, 92%, 106%, 120%, and 175%, respectively.

(h)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Notes to Financial Statements

December 31, 2019

1.  ORGANIZATION

The Global Atlantic Portfolios (each, a "Portfolio" and collectively, the "Portfolios") are comprised of twenty-three different actively managed portfolios, ten of which are discussed in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Selects Managed Risk Portfolio (formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio)	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic PIMCO Tactical Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.

Each of the Portfolios in this report is diversified. Certain of the Portfolios operate as "fund of funds." A "fund of funds" typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class II shares at net asset value.

References herein to a Portfolio's investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the "Underlying Fund" or "Underlying Funds"). Each Underlying Fund is valued at its respective net asset value as reported by such investment company (except exchange-traded funds ("ETFs")). ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each Underlying Fund's board(s) of trustees.

Exchange-Traded Funds – The Portfolios may invest in passive ETFs. An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the valuation procedures approved by the Board of Trustees (the "Board"). The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more representatives from the (i) Trust and (ii) Global Atlantic Investment Advisors, LLC (the "Adviser") and/or Sub-Adviser. The Fair Value Committee may also include the Trust's Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more representatives from the (i) Trust and (ii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio's calculation of its net asset value ("NAV"); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more

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Notes to Financial Statements (Continued)

December 31, 2019

independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security's embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. US GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for each Portfolio's investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$219,848,055	$-	$-	$219,848,055
Short-Term Investments	11,221,656	-	-	11,221,656
Total	$231,069,711	$-	$-	$231,069,711

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$79,688,604	$-	$-	$79,688,604
Short-Term Investments	3,993,581	-	-	3,993,581
Total	$83,682,185	$-	$-	$83,682,185

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic BlackRock Selects Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$179,033,402	$-	$-	$179,033,402
Variable Insurance Trusts	51,693,125	-	-	51,693,125
Short-Term Investments	11,280,964	-	-	11,280,964
Total	$242,007,491	$-	$-	$242,007,491

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$207,631,916	$-	$-	$207,631,916
Asset Backed and Commercial Backed Securities	-	25,420,217	-	25,420,217
Corporate Bonds and Notes	-	16,139,630	-	16,139,630
Agency Mortgage Backed Securities	-	14,401,319	-	14,401,319
U.S. Treasury Securities	-	7,641,714	-	7,641,714
Sovereign Debts	-	3,742,868	-	3,742,868
Term Loans	-	3,073,373	-	3,073,373
Municipal Bonds	-	2,526,816	-	2,526,816
Short-Term Investments	16,778,143	-	-	16,778,143
Futures Contracts*	33,795	-	-	33,795
Swap Contracts*	-	40,310	-	40,310
Forward Foreign Currency Contracts*	-	57,584	-	57,584
Total	$224,443,854	$73,043,831	$-	$297,487,685
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$162,375	$-	$-	$162,375
Swap Contracts*	-	65,104	-	65,104
Forward Foreign Currency Contracts*	-	99,939	-	99,939
Total	$162,375	$165,043	$-	$327,418

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$-	$16,642,333	$-	$16,642,333
Exchange Traded Funds	11,825,809	-	-	11,825,809
Short-Term Investments	3,336,862	-	-	3,336,862
Futures Contracts*	30,683	-	-	30,683
Total	$15,193,354	$16,642,333	$-	$31,835,687
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$1,411	$-	$-	$1,411
Total	$1,411	$-	$-	$1,411

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$410,619,238	$-	$-	$410,619,238
Short-Term Investments	21,202,583	-	-	21,202,583
Total	$431,821,821	$-	$-	$431,821,821

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$136,381,308	$-	$-	$136,381,308
Short-Term Investments	6,913,062	-	-	6,913,062
Total	$143,294,370	$-	$-	$143,294,370

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$-	$9,618,449	$-	$9,618,449
Exchange Traded Funds	8,160,804	-	-	8,160,804
Agency Mortgage Backed Securities	-	6,371,238	-	6,371,238
Corporate Bonds and Notes	-	3,565,865	-	3,565,865
Asset Backed and Commercial Backed Securities	-	1,529,268	-	1,529,268
Sovereign Debts	-	438,021	-	438,021
Municipal Bonds	-	30,090	-	30,090
Short-Term Investments	60,963	2,096,507	-	2,157,470
Futures Contracts*	303,578	-	-	303,578
Swap Contracts*	-	23,719	-	23,719
Forward Foreign Currency Contracts*	-	4,607	-	4,607
Total	$8,525,345	$23,677,764	$-	$32,203,109
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$19,708	$-	$-	$19,708
Swap Contracts*	-	1,344	-	1,344
Forward Foreign Currency Contracts*	-	2,234	-	2,234
Total	$19,708	$3,578	$-	$23,286

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$70,729,762	$18,503,648	$-	$89,233,410
Exchange Traded Funds	19,592,522	-	-	19,592,522
Short-Term Investments	5,520,448	-	-	5,520,448
Total	$95,842,732	$18,503,648	$-	$114,346,380

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$284,190,402	$-	$-	$284,190,402
Corporate Bonds & Notes	-	57,479,330	-	57,479,330
Agency and Mortgage Backed Securities	-	35,892,924	-	35,892,924
Asset Backed and Commercial Backed Securities	-	25,218,868	-	25,218,868
U.S. Treasury Securities	-	20,808,273	-	20,808,273
Municipal Bonds	-	3,727,405	-	3,727,405
Sovereign Debts	-	1,135,349	-	1,135,349
Short-Term Investments	22,779,362	-	-	22,779,362
Futures Contracts*	3,719	-	-	3,719
Total	$306,973,483	$144,262,149	$-	$451,235,632

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic Wellington Research Managed Risk Portfolio (Continued)

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$14,984	$-	$-	$14,984
Total	$14,984	$-	$-	$14,984

*  Net unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

The Portfolios did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits. The Portfolios have not experienced any losses on their accounts.

Federal Income Tax – It is each Portfolio's policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio's 2017 and 2018 tax returns, or is expected to be taken in each Portfolio's December 31, 2019 tax return. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2019, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	-	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	12,169	(84,783)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	-	-
Global Atlantic Growth Managed Risk Portfolio	-	-
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-
Global Atlantic PIMCO Tactical Allocation Portfolio	(20,052)	(407)
Global Atlantic Select Advisor Managed Risk Portfolio	-	-
Global Atlantic Wellington Research Managed Risk Portfolio	(23)	-

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. There were no options transactions for the fiscal year ended December 31, 2019.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios' volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2019, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	Equity	$(1,902,154)	$(941,660)
Global Atlantic Balanced Managed Risk Portfolio	Equity	(656,352)	(370,729)
Global Atlantic BlackRock Selects Managed Risk Portfolio	Equity	(2,060,319)	(593,206)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Equity	(3,785,645)	(136,168)
	Interest Rate	452,965	(2,614,483)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Equity	871,492	136,830
Global Atlantic Growth Managed Risk Portfolio	Equity	(8,958,102)	(6,694,944)
Global Atlantic Moderate Growth Managed Risk Portfolio	Equity	(1,604,465)	(1,247,489)
Global Atlantic PIMCO Tactical Allocation Portfolio	Equity	-	246,207
	Interest Rate	1,586,848	85,630
Global Atlantic Select Advisor Managed Risk Portfolio	Equity	(1,434,672)	(1,028,337)
Global Atlantic Wellington Research Managed Risk Portfolio	Equity	(4,404,304)	(3,898,770)
	Interest Rate	(28,946)	54,141

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter ("OTC") swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" (i.e., the return or increase in value of a particular dollar amount invested in a "basket" of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps ("CDS"). CDS are two-party contracts that transfer credit exposure between the parties. One party (the "buyer") receives credit protection and the other party (the "seller") takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller's commitment to

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract's remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the year ended December 31, 2019, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap agreements, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	N/A	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	N/A	-	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	N/A	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	95,179	(4,275)
	Equity	-	124,312
	Credit	-	69,876
	Currency	-	(30,366)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	N/A	-	-
Global Atlantic Growth Managed Risk Portfolio	N/A	-	-
Global Atlantic Moderate Growth Managed Risk Portfolio	N/A	-	-
Global Atlantic PIMCO Tactical Allocation Portfolio	Interest Rate	(452,075)	45,835
	Credit	(4,597)	100,114
Global Atlantic Select Advisor Managed Risk Portfolio	N/A	-	-
Global Atlantic Wellington Research Managed Risk Portfolio	N/A	-	-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Repurchase and Reverse Repurchase Agreements Risk – Repurchase and reverse repurchase agreements involve the purchase or sale of securities held by the Portfolio with an agreement to resell or repurchase the securities at an agreed-upon price, date and interest payment. Repurchase transactions are subject to credit risk and counterparty risk. They also carry the risk that the market value of the securities may increase above the resell value or decline below the repurchase price. The Portfolio could also lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio is less than the value of securities. Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Portfolio's net asset value.

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities – The following table presents certain of the Portfolios' asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2019.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Broker	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Citibank NA	$25,279	$(25,279)	$-	$-	$-	$47,845	$(25,279)	$22,566	$(22,566)	$-
Deutsche Bank	4,088	(4,088)	-	-	-	14,160	(4,088)	10,072	(10,072)	-
JP Morgan Chase Bank	102,321	(102,321)	-	-	-	265,412	(102,321)	163,091	(163,091)	-
Total	$131,688	$(131,688)	$-	$-	$-	$327,417	$(131,688)	$195,729	$(195,729)	$-

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Broker	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
JP Morgan Securities LLC	$10,209	$(1,411)	$8,798	$-	$8,798	$1,411	$(1,411)	$-	$-	$-
Societe Generale	20,474	-	20,474	-	20,474	-	-	-	-	-
Total	$30,683	$(1,411)	$29,272	$-	$29,272	$1,411	$(1,411)	$-	$-	$-

Global Atlantic PIMCO Tactical Allocation Portfolio

Broker	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Barclays Bank PLC	$4,607	$(2,234)	$2,373	$-	$2,373	$2,234	$(2,234)	$-	$-	$-
Citibank NA	9,381	-	9,381	-	9,381	-	-	-	-	-
Goldman Sach & Co.	305,184	(21,052)	284,132	-	284,132	21,052	(21,052)	-	-	-
JPMorgan	12,732	-	12,732	-	12,732	-	-	-	-	-
Total	$331,904	$(23,286)	$308,618	$-	$308,618	$23,286	$(23,286)	$-	$-	$-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic Wellington Research Managed Risk Portfolio

Broker	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Morgan Stanley & Company LLC	$3,719	$(3,719)	$-	$-	$-	$14,984	$(3,719)	$11,265	$(11,265)	$-
Total	$3,719	$(3,719)	$-	$-	$-	$14,984	$(3,719)	$11,265	$(11,265)	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Impact of Derivatives on the Statements of Assets and Liabilities – The following table presents a summary of the location of derivative investments categorized by primary risk exposure on the Portfolios' Statements of Assets and Liabilities as of December 31, 2019:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$-	$-	$-
Unrealized appreciation on Swap Contracts	-	-	-	-	-
Unrealized appreciation on Forward Foreign Currency Contracts	-	-	-	-	-
Liabilities
Unrealized depreciation on Futures Contracts	-	(128,580)	-	-	(128,580)
Unrealized depreciation on Swap Contracts	-	(5,672)	5,697	(24,819)	(24,794)
Unrealized depreciation on Forward Foreign Currency Contracts	-	-	-	(42,355)	(42,355)
Total	$-	$(134,252)	$5,697	$(67,174)	$(195,729)

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$29,272	$-	$-	$-	$29,272
Unrealized appreciation on Swap Contracts	-	-	-	-	-
Unrealized appreciation on Forward Foreign Currency Contracts	-	-	-	-	-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio (Continued)

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$-	$-	$-	$-	$-
Unrealized depreciation on Swap Contracts	-	-	-	-	-
Unrealized depreciation on Forward Foreign Currency Contracts	-	-	-	-	-
Total	$29,272	$-	$-	$-	$29,272

Global Atlantic PIMCO Tactical Allocation Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$246,207	$37,663	$-	$-	$283,870
Unrealized appreciation on Swap Contracts	-	262	22,113	-	22,375
Unrealized appreciation on Forward Foreign Currency Contracts	-	-	-	2,373	2,373
Liabilities
Unrealized depreciation on Futures Contracts	-	-	-	-	-
Unrealized depreciation on Swap Contracts	-	-	-	-	-
Unrealized depreciation on Forward Foreign Currency Contracts	-	-	-	-	-
Total	$246,207	$37,925	$22,113	$2,373	$308,618

Global Atlantic Wellington Research Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$-	$-	$-	$-
Unrealized appreciation on Swap Contracts	-	-	-	-	-
Unrealized appreciation on Forward Foreign Currency Contracts	-	-	-	-	-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic Wellington Research Managed Risk Portfolio (Continued)

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$-	$(11,265)	$-	$-	$(11,265)
Unrealized depreciation on Swap Contracts	-	-	-	-	-
Unrealized depreciation on Forward Foreign Currency Contracts	-	-	-	-	-
Total	$-	$(11,265)	$-	$-	$(11,265)

The notional value of the derivative instruments outstanding as of December 31, 2019, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs' operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio's investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio estimates the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser and/or Underlying Fund manager or the rating agencies than such securities actually do.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter ("OTC") derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio's ability to achieve its investment result.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. Additionally, the U.S. and foreign governmental market support activities implemented since the financial crisis may be reduced. Any reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

	Purchases	Sales
Global Atlantic American Funds® Managed Risk Portfolio	$64,399,800	$75,892,069
Global Atlantic Balanced Managed Risk Portfolio	85,412,333	94,913,896
Global Atlantic BlackRock Selects Managed Risk Portfolio	357,228,191	390,023,179
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	148,160,702	179,698,185
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	66,196,989	70,298,664

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

	Purchases	Sales
Global Atlantic Growth Managed Risk Portfolio	$281,182,756	$349,720,374
Global Atlantic Moderate Growth Managed Risk Portfolio	121,740,675	137,084,711
Global Atlantic PIMCO Tactical Allocation Portfolio	282,719,147	285,256,607
Global Atlantic Select Advisor Managed Risk Portfolio	23,016,575	33,590,181
Global Atlantic Wellington Research Managed Risk Portfolio	293,122,926	342,092,148

4.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios' investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Associates Incorporated Milliman Financial Risk Management, LLC
Global Atlantic Balanced Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic BlackRock Selects Managed Risk Portfolio	BlackRock Investment Management, LLC* Milliman Financial Risk Management, LLC
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisers, Inc.** Milliman Financial Risk Management, LLC
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Growth Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic PIMCO Tactical Allocation Portfolio	Pacific Investment Management Company LLC
Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Associates Incorporated Milliman Financial Risk Management, LLC
Global Atlantic Wellington Research Managed Risk Portfolio	Milliman Financial Risk Management, LLC Wellington Management Company LLP

*  BlackRock Investment Management, LLC became the sub-adviser of the Capital Appreciation and Income Component of the Portfolio effective May 1, 2019.

**  The sub-adviser to the equity sleeve of the Capital Appreciation and Income Component of the Portfolio changed effective March 1, 2018 due to an organizational restructuring whereby all of the investment personnel responsible for the management of the equity sleeve transitioned from Franklin Advisory Services, LLC to Franklin Advisers, Inc.

The Bank of New York Mellon serves as the Administrator, Fund Accountant and Custodian for the Portfolios. BNY Mellon Investment Servicing (US) Inc. serves as the Transfer Agent for the Portfolios. The Bank of New York Mellon and BNY Mellon Investment Servicing (US) Inc. are collectively known as BNYM ("BNYM").

The Ultimus Group, LLC served as the Administrator, Fund Accountant and Transfer Agent for the Portfolios until replaced by BNYM on November 4, 2019.

MUFG Union Bank N.A. ("MUFG") served as Custodian for the Portfolios until replaced by BNYM on November 4, 2019.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

The following chart details the annual advisory fee for each Portfolio.

Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Balanced Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic BlackRock Selects Managed Risk Portfolio[1]	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic PIMCO Tactical Allocation Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Select Advisor Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Wellington Research Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

*  Calculated daily based on the average daily net assets.

1 – Prior to May 1, 2019, the Portfolio's advisory fee was 0.90% on all asset levels.

Effective May 1, 2019, with respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio's shares listed below ("Waiver Agreements"). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

	Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.87%	April 30, 2021
Global Atlantic Balanced Managed Risk Portfolio	0.92%	April 30, 2021
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.94%	April 30, 2021
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.16%	April 30, 2021
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.17%	April 30, 2021
Global Atlantic Growth Managed Risk Portfolio	0.88%	April 30, 2021

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

	Expense Limitation	Expiration Date
Global Atlantic Moderate Growth Managed Risk Portfolio	0.92%	April 30, 2021
Global Atlantic PIMCO Tactical Allocation Portfolio	1.15%	April 30, 2021
Global Atlantic Select Advisor Managed Risk Portfolio	0.64%	April 30, 2021
Global Atlantic Wellington Research Managed Risk Portfolio	1.21%	April 30, 2021

Prior to May 1, 2019, with respect to each Portfolio, the Adviser had contractually agreed to the Waiver Agreements listed below.

Expense Limitation
Global Atlantic American Funds® Managed Risk Portfolio	0.86%
Global Atlantic Balanced Managed Risk Portfolio	0.91%
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.57%
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.15%
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%
Global Atlantic Growth Managed Risk Portfolio	0.91%
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. The Adviser has also waived 0.40% of its fee for Global Atlantic BlackRock Selects Managed Risk Portfolio from January 1, 2019 to April 30, 2019. These waivers are not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of underlying funds in which certain Portfolios invest. This compensation may create a conflict of interest for the Adviser in the selection of underlying funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of compensation received from managers of underlying funds. The minimum amount of this waiver, until at least April 30, 2021 for each Portfolio is based on estimated amounts expected to be received during the current fiscal year. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser's estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

For the year ended December 31, 2019, the Adviser waived fees as follows:

Waiver
Global Atlantic American Funds® Managed Risk Portfolio	$899,121
Global Atlantic Balanced Managed Risk Portfolio	1,317
Global Atlantic BlackRock Selects Managed Risk Portfolio	557,576
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	143,809
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	19,389
Global Atlantic Growth Managed Risk Portfolio	76,229
Global Atlantic Moderate Growth Managed Risk Portfolio	-
Global Atlantic PIMCO Tactical Allocation Portfolio	26,831
Global Atlantic Select Advisor Managed Risk Portfolio	707,442
Global Atlantic Wellington Research Managed Risk Portfolio	13,260

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the Portfolio's operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. During the year ended December 31, 2019, the Adviser recaptured $265 from the

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

Global Atlantic Balanced Managed Risk Portfolio for prior period expense waivers/reimbursements, and no other expense waivers/reimbursements were recaptured from the other Portfolios.

The Adviser may recapture the following amounts by the following dates:

	December 31, 2020	December 31, 2021	December 31, 2022
Global Atlantic American Funds® Managed Risk Portfolio	$15,466	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	1,891	-	1,318
Global Atlantic BlackRock Selects Managed Risk Portfolio	159,740	99,190	35,171
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	299,243	105,768	143,809
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	17,704	13,140	19,389
Global Atlantic Growth Managed Risk Portfolio	7,237	-	76,229
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	-
Global Atlantic PIMCO Tactical Allocation Portfolio	17,007	15,100	26,831
Global Atlantic Select Advisor Managed Risk Portfolio	45,736	15,417	38,360
Global Atlantic Wellington Research Managed Risk Portfolio	60,904	-	13,260

The following amounts expired unrecouped as of the date listed below:

December 31, 2019
Global Atlantic American Funds® Managed Risk Portfolio	$13,328
Global Atlantic Balanced Managed Risk Portfolio	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	157,217
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	260,257
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	13,249
Global Atlantic Growth Managed Risk Portfolio	-
Global Atlantic Moderate Growth Managed Risk Portfolio	-
Global Atlantic PIMCO Tactical Allocation Portfolio	11,766
Global Atlantic Select Advisor Managed Risk Portfolio	56,283
Global Atlantic Wellington Research Managed Risk Portfolio	55,984

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio's Class II shares and, for the year ended December 31, 2019, was paid to Global Atlantic Distributors, LLC ("GAD") to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios' shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

For the year ended December 31, 2019, the Portfolios expensed the following distribution fees:

Fees Paid
Global Atlantic American Funds® Managed Risk Portfolio	$561,951
Global Atlantic Balanced Managed Risk Portfolio	210,484
Global Atlantic BlackRock Selects Managed Risk Portfolio	611,280
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	704,344
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	80,276
Global Atlantic Growth Managed Risk Portfolio	1,073,879
Global Atlantic Moderate Growth Managed Risk Portfolio	352,643
Global Atlantic PIMCO Tactical Allocation Portfolio	64,822
Global Atlantic Select Advisor Managed Risk Portfolio	280,555
Global Atlantic Wellington Research Managed Risk Portfolio	1,093,285

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

For the year ended December 31, 2019, the Trustees received fees in the amounts as follows:

Fees Received
Global Atlantic American Funds® Managed Risk Portfolio	$21,077
Global Atlantic Balanced Managed Risk Portfolio	8,253
Global Atlantic BlackRock Selects Managed Risk Portfolio	23,853
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	23,810
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	3,216
Global Atlantic Growth Managed Risk Portfolio	41,712
Global Atlantic Moderate Growth Managed Risk Portfolio	13,744
Global Atlantic PIMCO Tactical Allocation Portfolio	2,602
Global Atlantic Select Advisor Managed Risk Portfolio	10,953
Global Atlantic Wellington Research Managed Risk Portfolio	41,381

Certain affiliates of the prior Administrator have provided ancillary services to the Portfolios in the year ended December 31, 2019. Blu Giant, LLC ("Blu Giant") – Blu Giant, an affiliate of The Ultimus Group, LLC, had provided EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant had received customary fees from the prior Administrator under the prior administrative servicing agreement. This provisioning agreement ceased upon the execution of the administrative servicing agreement between the Trust and BNYM, effective November 4, 2019.

5.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, Forethought Life Insurance Company Separate Account A owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Forethought Life Insurance Company, certain accounts, or the Adviser's affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

As of December 31, 2019, the aggregate cost of investments for federal income tax purposes, the gross unrealized appreciation and depreciation and the aggregated net unrealized appreciation (depreciation) on investments were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	$215,032,697	$21,310,946	$(5,273,932)	$16,037,014
Global Atlantic Balanced Managed Risk Portfolio	72,076,501	12,097,525	(491,841)	11,605,684
Global Atlantic BlackRock Selects Managed Risk Portfolio	229,051,575	15,743,108	(2,787,192)	12,955,916
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	218,729,834	86,227,572	(7,743,178)	78,484,394
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	29,514,795	2,596,801	(297,794)	2,299,007
Global Atlantic Growth Managed Risk Portfolio	348,938,832	84,181,695	(1,298,706)	82,882,989
Global Atlantic Moderate Growth Managed Risk Portfolio	119,807,409	24,593,156	(1,106,195)	23,486,961
Global Atlantic PIMCO Tactical Allocation Portfolio	29,463,474	2,792,770	(91,754)	2,701,016
Global Atlantic Select Advisor Managed Risk Portfolio	96,096,632	19,256,531	(1,006,783)	18,249,748
Global Atlantic Wellington Research Managed Risk Portfolio	364,460,586	90,663,814	(3,903,752)	86,760,062

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the periods ended December 31, 2019 and 2018 were as follows:

For fiscal year ended 12/31/2019	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$3,970,817	$8,616,304	$-	$12,587,121
Global Atlantic Balanced Managed Risk Portfolio	1,305,626	1,069,048	-	2,374,674
Global Atlantic BlackRock Selects Managed Risk Portfolio	1,190,659	-	-	1,190,659
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	3,469,959	-	-	3,469,959
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	299,239	-	-	299,239
Global Atlantic Growth Managed Risk Portfolio	5,900,880	-	-	5,900,880
Global Atlantic Moderate Growth Managed Risk Portfolio	2,016,802	-	-	2,016,802
Global Atlantic PIMCO Tactical Allocation Portfolio	266,882	-	-	266,882
Global Atlantic Select Advisor Managed Risk Portfolio	1,661,736	3,089,254	-	4,750,990
Global Atlantic Wellington Research Managed Risk Portfolio	4,985,508	17,762,222	-	22,747,730
For fiscal year ended 12/31/2018	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$3,464,778	$5,999,180	$-	$9,463,958
Global Atlantic Balanced Managed Risk Portfolio	1,095,287	-	-	1,095,287
Global Atlantic BlackRock Selects Managed Risk Portfolio	4,664,325	-	-	4,664,325
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,765,677	-	-	2,765,677
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	472,467	935,911	-	1,408,378
Global Atlantic Growth Managed Risk Portfolio	4,869,325	-	-	4,869,325
Global Atlantic Moderate Growth Managed Risk Portfolio	1,615,979	-	-	1,615,979
Global Atlantic PIMCO Tactical Allocation Portfolio	446,951	737,275	-	1,184,226
Global Atlantic Select Advisor Managed Risk Portfolio	1,102,576	1,454,917	-	2,557,493
Global Atlantic Wellington Research Managed Risk Portfolio	4,399,662	7,230,865	-	11,630,527

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Global Atlantic American Funds® Managed Risk Portfolio	$3,161,493	$7,784,961	$-	$-	$16,037,014	$26,983,468
Global Atlantic Balanced Managed Risk Portfolio	2,932,371	-	-	-	11,605,684	14,538,055
Global Atlantic BlackRock Selects Managed Risk Portfolio	3,599,860	-	-	(12,683,136)	12,955,916	3,872,640
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	3,749,666	-	-	(9,927,023)	78,422,481	72,245,124
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	304,035	983,943	-	-	2,323,656	3,611,634
Global Atlantic Growth Managed Risk Portfolio	5,912,055	-	-	(11,001,406)	82,882,989	77,793,638
Global Atlantic Moderate Growth Managed Risk Portfolio	3,975,224	-	-	-	23,486,961	27,462,185
Global Atlantic PIMCO Tactical Allocation Portfolio	484,378	863,986	-	-	2,715,459	4,063,823
Global Atlantic Select Advisor Managed Risk Portfolio	1,879,213	3,291,627	-	-	18,249,748	23,420,588
Global Atlantic Wellington Research Managed Risk Portfolio	4,763,809	4,443,049	-	-	86,760,087	95,966,945

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market on passive foreign investment companies and open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $4,175, $(7,953), $(890) and $25 for Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio, respectively.

At December 31, 2019, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Global Atlantic American Funds® Managed Risk Portfolio	$-	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	-	-	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	(1,364,737)	(11,318,399)	(12,683,136)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	(5,933,840)	(3,993,183)	(9,927,023)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	-	-	-
Global Atlantic Growth Managed Risk Portfolio	-	(11,001,406)	(11,001,406)
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	-
Global Atlantic PIMCO Tactical Allocation Portfolio	-	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	-	-	-
Global Atlantic Wellington Research Managed Risk Portfolio	-	-	-

During the year ended December 31, 2019, the following Funds utilized capital loss carryforwards:

Utilized
Global Atlantic BlackRock Selects Managed Risk Portfolio	$2,695,768
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1,402,601
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1,602,389
Global Atlantic Growth Managed Risk Portfolio	11,742,655
Global Atlantic Moderate Growth Managed Risk Portfolio	311,505
Global Atlantic PIMCO Tactical Allocation Portfolio	721,654

Permanent book and tax differences, primarily attributable to the reclassification of Portfolio distributions, resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2019 as follows:

	Paid-In Capital	Accumulated Earnings (Losses)
Global Atlantic American Funds® Managed Risk Portfolio	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	-	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	-	-
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	-	-
Global Atlantic Growth Managed Risk Portfolio	-	-
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-
Global Atlantic PIMCO Tactical Allocation Portfolio	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	-	-
Global Atlantic Wellington Research Managed Risk Portfolio	(8,812)	8,812

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2019

8.  BANK LINE OF CREDIT

The Trust had a line of credit secured by portfolio securities through MUFG Union Bank, N.A. in the amount of $100,000,000. From time to time, a Portfolio could borrow cash under this arrangement to fund redemptions subject to the limitations of the 1940 Act. Borrowings under this arrangement would bear interest at 5.5% per annum at the time of borrowing. During the year ended December 31, 2019, the Global Atlantic Growth Managed Risk Portfolio utilized the line of credit and paid $1,417 in interest on borrowings. The largest outstanding balance during the borrowing period was $3,640,000. The line of credit was closed when MUFG Union Bank, N.A. was replaced as custodian for the Portfolios by BNYM on November 4, 2019.

9.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted effective with these financial statements.

10.  LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust has adopted a liquidity risk management program, the effectiveness of which will be reviewed annually and the results disclosed in the Portfolios' shareholder report.

11.  BREXIT TRANSITION

Ongoing concerns regarding the economies of certain countries in Europe, as well as the possibility that one or more countries could leave the European Union (the "EU"), create risks for investing in the European markets. These risks may be heightened due to the June 2016 referendum in which the United Kingdom ("UK") voted to exit the EU (commonly known as "Brexit"). Although the full impact of Brexit is not yet known, the impact on the UK, EU and global markets could include increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations, as well as significant economic, legal and political uncertainty as the UK navigates its exit from the EU.

12.  LIBOR TRANSITION

Certain of a Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Portfolio's investments, performance or financial condition.

13.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were available to be issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustee of Forethought Variable Interest Trust
and the Shareholders of Each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio (formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio), Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, and Global Atlantic Wellington Research Managed Risk Portfolio (collectively, the Portfolios) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods presented (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Global Atlantic Investment Advisors, LLC investment companies since 2013.

Denver, Colorado
February 24, 2020

Global Atlantic Portfolios

Expense Examples

December 31, 2019 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The "Actual" expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class II Shares	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-19	Ending Account Value 12-31-19	Expenses Paid During Period*	Ending Account Value 12-31-19	Expenses Paid During Period*
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	$1,000	$1,064.00	$4.47	$1,020.87	$4.38
Global Atlantic Balanced Managed Risk Portfolio	0.91%	$1,000	$1,046.80	$4.69	$1,020.62	$4.63
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.91%	$1,000	$1,057.40	$4.72	$1,020.62	$4.63
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.16%	$1,000	$1,061.30	$6.03	$1,019.36	$5.90
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.17%	$1,000	$1,045.00	$6.03	$1,019.31	$5.96

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Expense Examples (Continued)

December 31, 2019 (Unaudited)

			Actual		Hypothetical (5% return before expenses)
Class II Shares	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-19	Ending Account Value 12-31-19	Expenses Paid During Period*	Ending Account Value 12-31-19	Expenses Paid During Period*
Global Atlantic Growth Managed Risk Portfolio	0.88%	$1,000	$1,062.50	$4.57	$1,020.77	$4.48
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	$1,000	$1,054.90	$4.71	$1,020.62	$4.63
Global Atlantic PIMCO Tactical Allocation Portfolio	1.15%	$1,000	$1,060.60	$5.97	$1,019.41	$5.85
Global Atlantic Select Advisor Managed Risk Portfolio	0.64%	$1,000	$1,070.50	$3.34	$1,021.98	$3.26
Global Atlantic Wellington Research Managed Risk Portfolio	1.21%	$1,000	$1,064.20	$6.30	$1,019.11	$6.16

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Supplemental Information

December 31, 2019 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio (formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio), Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio.

At an in-person meeting held on November 18, 2019, the Board of Trustees (the "Trustees" or the "Board") of Forethought Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees"), considered the renewal of: (i) an investment advisory agreement between Global Atlantic Investment Advisors, LLC (the "Adviser") and the Trust, on behalf of Global Atlantic American Funds® Managed Risk Portfolio ("GA American"), Global Atlantic Balanced Managed Risk Portfolio ("GA Balanced"), Global Atlantic BlackRock Selects Managed Risk Portfolio (formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio) ("GA BlackRock Selects"), Global Atlantic Franklin Dividend and Income Managed Risk Portfolio ("GA Franklin"), Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio ("GA Goldman Dynamic"), Global Atlantic Growth Managed Risk Portfolio ("GA Growth"), Global Atlantic Moderate Growth Managed Risk Portfolio ("GA Moderate Growth"), Global Atlantic PIMCO Tactical Allocation Portfolio ("GA PIMCO"), Global Atlantic Select Advisor Managed Risk Portfolio ("GA Select Advisor") and Global Atlantic Wellington Research Managed Risk Portfolio ("GA Wellington") (each a "Fund" and collectively the "Funds") (the "Advisory Agreement"); (ii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA Balanced, GA Growth and GA Moderate Growth, and BlackRock Financial Management, Inc. ("BFM") (the "BFM Sub-Advisory Agreement"); (iii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA BlackRock Selects and BlackRock Investment Management, LLC ("BIM"); (iv) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA Franklin, and Franklin Advisers, Inc. ("Franklin") (the "Franklin Sub-Advisory Agreement"); (v) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA Goldman Dynamic, and Goldman Sachs Asset Management, L.P. ("GSAM") (the "GSAM Sub-Advisory Agreement"); (vi) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA American, GA Balanced, GA BlackRock Selects, GA Franklin, GA Growth, GA Moderate Growth, GA Select Advisor and GA Wellington, and Milliman Financial Risk Management LLC ("Milliman") (the "Milliman Sub-Advisory Agreement"); (vii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA PIMCO, and Pacific Investment Management Company, LLC ("PIMCO") (the "PIMCO Sub-Advisory Agreement"); (viii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA Wellington, and Wellington Management Company LLP ("Wellington") (the "Wellington Sub-Advisory Agreement"); and (ix) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA American and GA Select Advisor, and Wilshire Associates Incorporated ("Wilshire" and together with BFM, Franklin, GSAM, Milliman, PIMCO and Wellington, the "Sub-Advisers") (the "Wilshire Sub-Advisory Agreement" and collectively with the BFM Sub-Advisory Agreement, the Franklin Sub-Advisory Agreement, the GSAM Sub-Advisory Agreement, the Milliman Sub-Advisory Agreement, the PIMCO Sub-Advisory Agreement and the Wellington Sub-Advisory Agreement, the "Sub-Advisory Agreements").

To discuss and review the materials relating to the proposed renewal of the Advisory Agreement and Sub-Advisory Agreements in advance of the November 18, 2019 meeting, the Independent Trustees met in person on November 7, 2019 with independent counsel to the Independent Trustees ("Independent Counsel") with representatives of the Adviser in attendance and counsel to the Trust ("Trust Counsel") participating telephonically.

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on November 7, 2019, the Independent Trustees requested additional information on certain items and the Adviser responded to those items and made certain updates, which were discussed during the meeting on November 18, 2019. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the approval of the Advisory and Sub-Advisory Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board's consideration of the Gartenberg factors with respect to each Fund. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received in-person presentations concerning the services provided under the Advisory and Sub-Advisory Agreements from personnel of the Adviser at the November 18, 2019 Board meeting. Prior to voting on the renewal of the Advisory and Sub-Advisory Agreements, the Independent Trustees met in executive session with Independent Counsel present.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent, and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser, as well as their expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Investment Advisory and Sub-Advisory Agreements and the range of services provided by the Adviser and each Sub-Adviser, including the complexity of certain Funds' managed risk strategies. The Trustees also considered the financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser's and Sub-Advisers' personnel. The Trustees reviewed the Adviser's practices for monitoring compliance with each Fund's investment limitations, noting that such practices continue to be adequate. The Trustees also considered information and representations regarding the financial condition of the Adviser and the Sub-Advisers related to their ongoing ability to provide services specified under the Investment Advisory Agreement and Sub-Advisory Agreements, respectively. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Investment Advisory and Sub-Advisory Agreements.

Performance. The Trustees requested and reviewed specific information regarding the investment performance of each Fund as compared to the performance of respective benchmark indices and certain Funds as compared to the respective peer groups for the 1-year, 3-year and since inception periods, as applicable. The Board noted that the performance of some Funds ranked in the first or second quartiles in comparison to their respective peer groups and exceeded the performance of their benchmarks for the 1-yearor since inception periods. The Board also noted that the performance of certain Funds ranked in the fourth quartile in comparison to their peer groups and trailed the performance of their benchmarks over certain time periods. The Board noted that (i) GA Balanced, GA Moderate Growth, GA Growth, GA BlackRock Selects, GA Wellington and GA Goldman Dynamic had underperformed their respective benchmarks for the 1-year, 3-year and since inception periods; (ii) GA Franklin and GA PIMCO had underperformed their respective benchmarks for the 3-year and since inception periods; and (iii) GA American and GA Select Advisor had underperformed their respective benchmarks for the 1-year and 3-year periods. The Trustees discussed with the Adviser the steps being taken to improve the Funds' performance and noted that the Adviser had worked throughout the year to make changes to certain Funds to improve their performance. The Trustees concluded that they were generally satisfied with the Adviser's and the Sub-Advisers' investment performance, and their efforts to improve performance, to date.

Fees and Expenses. The Trustees reviewed the Funds' fees and expenses, including the fees paid to the Adviser and the Sub-Advisers. The Trustees reviewed reports describing both the advisory fees charged by the Adviser and the total net expense ratios of each Fund in comparison to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees considered the complexity of certain managed risk strategies. The Trustees also considered the "spread" between the advisory and sub-advisory fees at various asset levels. The Trustees noted the ongoing efforts of the Adviser to reduce expenses charged to shareholders by voluntarily waiving certain fees payable to the Adviser. The Trustees noted that the Adviser had agreed to contractually waive a portion of its advisory fee for GA American and GA Select Advisor for as long as each Fund relies primarily on investments in other underlying funds to achieve its principal investment strategy. The Trustees considered that the Adviser had agreed to contractually waive a portion of its advisory fee for GA Select Advisor which correspond to payments the Adviser or its affiliates may receive from managers of Underlying Funds or their affiliates in which the Fund may invest for certain administrative, distribution and/or marketing-related services. The Trustees also considered that the Adviser had agreed to limit each Fund's total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a Fund to the extent that its expenses exceed a specified amount. Based on their review, the Trustees concluded that the advisory fee charged to each Fund and the sub-advisory fee paid by the Adviser to each Sub-Adviser were not unreasonable in light of the services provided to each respective Fund. The Trustees also considered the information provided by the Sub-Advisers, as applicable, regarding fees charged to other clients, the Funds' advisory and sub-advisory fees and the Funds' total expense ratios relative to their peer groups.

Profitability. The Trustees reviewed information regarding the Adviser's cost to provide investment advisory and related services to each Fund and the Adviser's profitability, both overall and with respect to each Fund. The Trustees also reviewed information about the profitability to the Adviser from all services provided to each Fund. The Trustees concluded that the

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

profitability levels for the Adviser were not excessive. The Trustees were not provided with information regarding the Sub-Advisers' profitability with respect to managing each relevant Fund. The Trustees considered, however, that the sub-advisory fees were negotiated by the Adviser at arm's length.

Economies of Scale. The Trustees considered information regarding the Adviser's and Sub-Advisers' realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of each Fund's shareholders. The Trustees noted the breakpoints in the advisory fee schedule for each Fund, which reduce fee rates as the Fund assets grow over time. The Trustees considered the expense limitations and/or fee waivers that reduce each relevant Fund's overall expenses at all asset levels. Based on this information, the Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund's shareholders based on currently available information and the effective advisory fee and expense ratios for each Fund and its current and reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor each Fund's growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable insurance products offered by Forethought Life Insurance Company ("FLIC") and the fact that FLIC or its affiliates receive 12b-1 fees from the Funds. The Trustees also considered other benefits to the Sub-Advisers and their affiliates from their relationships with the Funds, noting that although Milliman and Wilshire do not participate in soft dollar arrangements, BIM, BFM, Franklin, GSAM, PIMCO and Wellington may receive soft dollar benefits in connection with their sub-advisory relationships with the Funds to which each serves as Sub-Adviser.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory and Sub-Advisory Agreements, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that renewing the Advisory and Sub-Advisory Agreements was in the best interests of each Fund and its shareholders. They noted that in considering the Advisory and Sub-Advisory Agreements, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Advisory and Sub-Advisory Agreements.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	23

OFI Carlye Private Credit Fund (since 2018); Altegris KKR Commitments Fund (since 2014); Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014–2017); Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013).

Mitchell E. Appel (1970)	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer (since 2008), President (since 2009), EULAV Securities LLC; President (since 2009), Treasurer (since 2011), EULAV Asset Management.	23	Value Line Funds (since 2010); EULAV Asset Management (since 2010).
Joseph E. Breslin (1953)	Trustee since 2013	Counsel, White Oak Global Advisors, LLC (asset management firm) (since 2016); Counsel, Commonfund (asset management firm) (2014–2016); Consultant to investment managers (since 2009).	23	Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Northern Lights Fund Trust IV (since 2015); BlueArc Multi-Strategy Fund (2014–2017); Hatteras Trust (2004–2016).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Interested Trustees and Officers of the Trust

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. (1968)[2]	Trustee and President/Chief Executive Officer since 2013

Director, President and Head of Individual Markets, Global Atlantic Financial Company ("GAFC") (since 2017 and 2019, respectively); Co-President, Head of Life and Retirement, Global Atlantic Financial Group Limited and Global Atlantic Financial Life Limited (since 2017); Director, Co-President, Head of Life and Retirement, Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) ("GAFL") (since 2019 and 2017, respectively); Director, President, Head of Life and Retirement, Global Atlantic (Fin) Company (since 2017, 2019 and 2017, respectively); Co-President and Head of Life and Retirement, GAFC (2017–2019 and 2016–2019, respectively); Co-President, Global Atlantic (Fin) Company (2017–2019); Director, Chairman and President, Forethought Life Insurance Company ("FLIC") (since 2016); Director, Chairman and President of Commonwealth Annuity and Life Insurance Company ("CWA") (since 2016 and 2018, respectively); Executive Vice President of CWA (2017–2018); Director and Chief Executive Officer of Accordia Life and Annuity Company ("Accordia") (since 2016 and 2017, respectively); Manager and Chairman, Global Atlantic Investment Advisors, LLC (since 2016); Manager, Chairman and President, Global Atlantic Distributors, LLC (since 2013); Executive Vice President, Forethought Financial Group, Inc. (2013–2014); President, Forethought Annuity, Forethought Financial Group, Inc. (2013–2015).

			23	None

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
April Galda (1978)[3]	Trustee since 2018

Chief Culture Officer, GAFC (since 2019); Managing Director – Head of Enterprise Operations of GAFC (2018–2019); Managing Director, CWA, FLIC, Forethought National Life Insurance Company ("FNLIC"), Accordia and First Allmerica Financial Life Insurance Company (since 2018); Co-Head of Operations of CWA, FLIC, FNLIC, Accordia and First Allmerica Financial Life Insurance Company (2019); Senior Vice President of Global Atlantic Financial Group Limited and Global Atlantic Financial Life Limited (since 2017); Managing Director – Operations, Managing Director and Director of GAFC (2018–2019, 2015–2016, and 2013–2015, respectively); Director of GAFL (formerly Commonwealth Re Midco Limited) (2016–2019); Senior Vice President of GAFL (formerly Commonwealth Re Midco Limited) (2013–2015 and Oct. 2015–2019); Director of Global Atlantic Re Limited (2015–2019); Co-Chief Executive Officer of Global Atlantic Re Limited (2015–2018); Director of Global Atlantic (Fin) Company (2014–2015); Senior Vice President of Global Atlantic Re Limited (2014–2015); Chief Operating Officer of Ariel Re (2012–2015).

			23	None
Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019	Senior Director, Foreside Management Services, LLC (since 2008).	N/A	N/A
Sarah M. Patterson (1976)	Secretary/Chief Legal Officer since 2013

Managing Director, Associate General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since 2014) and Forethought Financial Group, Inc. (since 2013); Secretary, Global Atlantic Investment Advisors, LLC (since 2016); Assistant Secretary, Global Atlantic Distributors, LLC (since 2016).

			N/A	N/A

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2019 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
David Capalbo (1968)	Chief Compliance Officer since 2018

Chief Compliance Officer of Forethought Variable Insurance Trust (since 2018); Chief Compliance Officer of Global Atlantic Investment Advisors LLC (since 2018); Assistant Vice President and Senior Compliance Officer of Global Atlantic Financial Group (since 2016); and Senior Director of Asset Management Compliance of Columbia Threadneedle Investments (2006–2016).

			N/A	N/A
Deborah Schunder (1967)	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President, Global Atlantic Investment Advisors, LLC (since 2013).	N/A	N/A
Elizabeth Constant (1976)	Assistant Secretary since 2017	Assistant Vice President, Legal Counsel of Global Atlantic Financial Group (since 2016); Associate Counsel, Global Atlantic Financial Group (2014–2016).	N/A	N/A

1  The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

2  Mr. Arena is an interested person of the Trust because he is an officer of Global Atlantic Financial Group Limited.

3  Ms. Galda is an interested person of the Trust because she is a Managing Director of Global Atlantic Financial Company.

The Fund's Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-355-1820.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■ Social Security number and wire transfer instructions
■ account transactions and transaction history
■ investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
HOW?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies.	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and records.	No	We don't share
For our affiliates' everyday business purposes – information about your credit worthiness.	No	We don't share
For nonaffiliates to market to you	No	We don't share

WHAT WE DO:

How does Forethought Variable Insurance Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Forethought Variable Insurance Trust collect my personal information?	We collect your personal information, for example, when you:

■ open an account or deposit money
■ direct us to buy securities or direct us to sell your securities
■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:

■ sharing for affiliates' everyday business purposes – information about your creditworthiness.
■ affiliates from using your information to market to you.
■ sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios' Statement of Additional Information) is available without charge, upon request, by calling 1-877-355-1820 or by referring to the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios' Form N-PORTs are available: (i) on the SEC's website at http://www.sec.gov; and (ii) on the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios.

INVESTMENT ADVISER

Global Atlantic Investment Advisors, LLC
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ADMINISTRATOR

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INVESTMENT SUB-ADVISERS

BlackRock Financial Management, Inc.
55 East 52nd Street
New York, NY 10055

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540-6455

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403

Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282

Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660

Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

Item 2. Code of Ethics.

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)          Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)          The Code of Ethics is not posted in the registrant’s website.

(f)           A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee.  Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2018	2019
$401,500	$381,250

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are:

2018	2019
None	None

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2018	2019
$75,000	$75,900

Preparation of Federal & State income tax returns, assistance with calculation of required income and capital gain distributions.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2018	2019
$15,000	$28,800

Review of annual registration statement filings for 2018 and 2019 and a fee for review of service provider conversion activities in 2019.

Audit Committee’s Pre-Approval Policies

(e)(1)                   The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

Percentages of Services Approved by the Audit Committee

(e)(2)                   The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

	2018	2019
Audit Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)           During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)          The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant for the fiscal year ended December 31, 2019 were $104,700 and $0, respectively and for the fiscal year ended December 31, 2018, were $90,000 and $0, respectively.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)         Schedule of investments in securities of unaffiliated issuers is included under Item 1; and

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees since the date of the registrant’s prior report on Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),.

Item 11. Controls and Procedures.

(a)         Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)                  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)      Not applicable for open-end investment companies.

(a)(4)                  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Forethought Variable Insurance Trust

By

/s/ Trent M. Statczar
Trent M. Statczar
Treasurer
February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
President
February 24, 2020

By

/s/ Trent M. Statczar
Trent M. Statczar
Treasurer
February 24, 2020